File No. __________

As filed with the SEC on June 11, 2021

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED HERMES ADVISER SERIES

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Institutional Shares and Class A Shares, without par value, of Federated Hermes MDT Market Neutral Fund

It is proposed that this filing will become effective

On July 12, 2021 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement

Hancock Horizon Diversified Income Fund

Hancock Horizon Diversified International Fund

Hancock Horizon International Small Cap Fund

Hancock Horizon Dynamic Asset Allocation Fund

Hancock Horizon Louisiana Tax-Free Income Fund

Hancock Horizon Mississippi Tax-Free Income Fund

Hancock Horizon Quantitative Long/Short Fund

Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the vote. Thank you in advance for your vote.

Each of the above-referenced Hancock Horizon Funds (each a “Hancock Horizon Fund”), each a series of The Advisors' Inner Circle Fund II (“AIC Trust”), will hold a special meeting of shareholders (the “Special Meeting”) on September 10, 2021 at 10:00 a.m. (Eastern time). Due to the public health impact of the coronavirus pandemic ("COVID-19"), the Special Meeting will be held in virtual meeting format only, via the internet, with no physical in-person meeting. You will be able to attend and participate in the Special Meeting by registering online at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. If you plan on attending the Special Meeting, please follow the instructions below under “How do I vote?” and register to attend by September 9, 2021 at 10:00 a.m. (Eastern time). Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.

Why am I being asked to vote?

Certain mutual funds are required to obtain shareholders’ votes for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As a shareholder of record as of June 14, 2021 (the “Record Date”), you have a right to vote on these events, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.

What is the proposal?

The proposal is to reorganize each Hancock Horizon Fund into a corresponding Federated Hermes Fund with similar investment objectives and/or strategies (each a “Reorganization” and, collectively, the “Reorganizations”). Horizon Advisers (the “Hancock Horizon Funds Adviser”) also advises two other mutual funds that are not part of the accompanying Prospectus/Proxy Statement. Shareholders of those other Hancock Horizon funds are voting on a similar proposal that involves their Hancock Horizon Fund reorganizing into a similar fund in the Federated Hermes family of funds, as described in a separate prospectus/proxy statement. Accordingly, if you own shares of other Hancock Horizon Funds not included in the accompanying Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. If shareholder approval is not obtained at the Special Meeting for any Reorganization, such Reorganization may occur on a separate date from the other Reorganizations, including those that are not part of this Prospectus/Proxy Statement, or may not occur.

Why has the Board of Trustees recommended that I vote in favor of the proposal?

•	The Board of Trustees of the AIC Trust (the “AIC Board”) recommends that you vote in favor of the proposal because it believes that each proposed Reorganization is in the best interests of the applicable Hancock Horizon Fund and its shareholders for the reasons set forth below.
•	The Hancock Horizon Funds Adviser and Federated Global Investment Management Corp., Federated MDTA LLC, Federated Equity Management Company of Pennsylvania and Federated Investment Management Company, the advisers to the Federated Hermes Funds (each a “Federated Hermes Funds Adviser”), believe that the investment objectives, policies, risks and limitations of each of Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund, and Hancock Horizon Quantitative Long/Short Fund and its corresponding surviving Federated Hermes Fund are similar and that, except for the newly created Federated Hermes MDT Market Neutral Fund (as discussed in more detail in the bullet point below), the Federated Hermes Funds have competitive expense ratios with lower net expense ratios after waivers when compared to the Hancock Horizon Funds. The Federated Hermes Funds, except for the Federated Hermes MDT Market Neutral Fund which has not commenced operations as of the date of the accompanying Prospectus/Proxy Statement, have also generally outperformed their corresponding Hancock Horizon Fund for the 1-, 5- and 10-year periods ended March 31, 2021, although the Hancock Horizon Funds have outperformed the Federated Hermes Funds in certain annual periods. For a discussion of the historical performance of all funds and accounts with similar investment objectives, strategies, policies and risks to those of the Federated Hermes MDT Market Neutral Fund managed by the applicable Federated Hermes Funds Adviser, see Annex F. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds for each proposed Reorganization.
•	The Federated Hermes MDT Market Neutral Fund is a newly created portfolio of Federated Hermes Adviser Series, established to be the legal entity that will survive the Reorganization involving the Hancock Horizon Quantitative Long/Short Fund. The Federated Hermes MDT Market Neutral Fund is expected to have the same advisory fee as the Hancock Horizon Quantitative Long/Short Fund. However, the Federated Hermes MDT Market Neutral Fund is expected to have a higher net expense ratio due to higher dividend and interest payments and other expenses relating to short sales that are excluded from its fee waiver arrangement, due to the Fund’s market neutral investment strategy to maintain long and short exposures in an attempt to neutralize market volatility. The Federated Hermes MDT Market Neutral Fund’s strategy could result in long/short exposures for the Fund that reach 100%/100%. This market neutral strategy is in contrast to the investment strategy of the Hancock Horizon Quantitative Long/Short Fund, which typically maintains a net long exposure of approximately 45-115% and expects that, on average, only 0-35% of its assets will be sold short, which results in lower short sales-related expenses being incurred by the Fund. Notwithstanding the higher overall expenses, the Federated Hermes Funds Adviser believes that the Federated Hermes MDT Market Neutral Fund’s market neutral strategy is advantageous and beneficial to shareholders as the Fund’s performance is not dependent upon the direction of the equity markets and the Federated Hermes MDT Market Neutral Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. The Hancock Horizon Funds Adviser believes that the Reorganization, which as noted below is intended to be tax-free, presents a viable alternative to a liquidation of the Hancock Horizon Quantitative Long/Short Fund, which would result in a taxable event for the Hancock Horizon Quantitative Long/Short Fund’s shareholders, in that it allows shareholders to participate in a fund with a similar investment strategy and become part of a larger family of mutual funds run by an experienced investment adviser.
•	The Federated Hermes Funds will be the legal and accounting survivors in each of these Reorganizations, except that the Hancock Horizon Quantitative Long/Short Fund will be the accounting survivor in its Reorganization.
•	The Federated Hermes Funds Advisers and Hancock Horizon Funds Adviser also believe the Reorganizations could provide the potential for greater efficiencies and investment opportunities over time, all of which may benefit the performance of each Federated Hermes Fund.
•	After the Reorganization, shareholders of each Hancock Horizon Fund (as shareholders of its corresponding Federated Hermes Fund) will have the opportunity to: (1) continue to pursue a similar investment strategy through a Reorganization of the Hancock Horizon Fund into the corresponding Federated Hermes Fund, which is expected to be tax-free; (2) become part of a larger family of mutual funds managed by investment advisers that have extensive management resources and experience; and (3) with the exception of the Federated Hermes MDT Market Neutral Fund, invest in a larger Federated Hermes Fund, which could provide benefits to shareholders.

Please see the section entitled “Summary—Reasons for the Proposed Reorganizations” in the Prospectus/Proxy Statement for more information.

Who is the investment adviser to the Federated Hermes Funds?

•	Each Federated Hermes Funds Adviser is an indirect wholly-owned subsidiary of Federated Hermes, Inc. Federated Hermes, Inc. is one of the largest investment management organizations in the United States. Its advisory subsidiaries advise 161 funds and manage approximately $625 billion in assets under management as of March 31, 2021, and have provided asset management services for institutional and individual investors since 1955. (Please refer to “Summary – Fund Management” in the attached Prospectus/Proxy Statement for more information.)

How will the Reorganizations affect my investment?

•	Each Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). However, Hancock Horizon Quantitative Long/Short Fund may, but is not required to, and each other Hancock Horizon Fund will, distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to investors who hold their shares in a taxable account.
•	The market value of your investment is not expected to change materially as a result of the Reorganization and you will not have to pay any sales charge in connection with the transfer of your assets. You will receive the number of shares of the corresponding surviving Federated Hermes Fund based on the net asset value of the Hancock Horizon Fund shares that you own at the time of the Reorganization. However, because the values of the assets of each Hancock Horizon Fund will be determined for these purposes in accordance with the corresponding Federated Hermes Fund’s valuation procedures (and not the Hancock Horizon Funds’ valuation procedures), there can be no guarantee that there will not be differences in valuation between the value of your investment immediately before the Reorganization (calculated using the Hancock Horizon Funds’ valuation procedures) and the value of your investment immediately after the Reorganization. Although there are differences in the valuation procedures for the Hancock Horizon Funds and the Federated Hermes Funds, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Funds’ Agreements and Plans of Reorganization. The Hancock Horizon Funds Adviser and the Federated Hermes Funds Advisers do not anticipate that any such differences in valuation procedures would result in material changes to the market value of your investments.
•	Although shares of the Federated Hermes Funds received by corresponding Hancock Horizon Fund shareholders in connection with the Reorganization will not be subject to a sales load, shareholders of the Hancock Horizon Fund who receive Class A Shares of the applicable Federated Hermes Fund will be subject to a sales load on future purchases following the closing of the Reorganization unless such shareholder qualifies for a waiver from such sales load.

If you own shares of:	Share Class	You will receive shares of:	Share Class
Hancock Horizon Diversified Income Fund	Institutional	Federated Hermes Capital Income Fund	Institutional
	Investor		A
Hancock Horizon Diversified International Fund	Institutional	Federated Hermes International Leaders Fund	Institutional
	Investor		A
Hancock Horizon International Small Cap Fund	Institutional	Federated Hermes International Small-Mid Company Fund	Institutional
	Investor		A
Hancock Horizon Dynamic Asset Allocation Fund	Institutional	Federated Hermes Global Allocation Fund	Institutional
	Investor		A
Hancock Horizon Louisiana Tax-Free Income Fund	Institutional	Federated Hermes Municipal Bond Fund, Inc.	Institutional
	Investor		A
Hancock Horizon Mississippi Tax-Free Income Fund	Institutional	Federated Hermes Municipal Bond Fund, Inc.	Institutional
	Investor		A
Hancock Horizon Quantitative Long/Short Fund	Institutional	Federated Hermes MDT Market Neutral Fund	Institutional
	Investor		A

How will the Reorganization affect my fees?

Please see the table below reflecting the pre-Reorganization total annual operating expenses for each of the Hancock Horizon Funds and classes, on a gross and net basis, and the anticipated post-Reorganization total annual operating expenses of the corresponding Federated Hermes Funds and classes, on both a gross and net basis.

Amounts stated are subject to fee waivers and expense limitations as described in more detail in the section “Comparative Fee Tables” in the accompanying Prospectus/Proxy Statement.

Hancock Horizon Fund	Pre-Reorganization Total Annual Operating Expenses Gross/Net	Federated Hermes Fund	Post-Reorganization Total Annual Operating Expenses Gross/Net*
Hancock Horizon Diversified Income Fund		Federated Hermes Capital Income Fund
Institutional	1.27%/0.90%	Institutional	0.85%/0.65%
Investor	1.52%/1.15%	Class A	1.10%/0.90%
Hancock Horizon Diversified International Fund		Federated Hermes International Leaders Fund
Institutional	1.34%/1.34%	Institutional	1.10%/0.97%
Investor	1.59%/1.59%	Class A	1.39%/1.23%
Hancock Horizon International Small Cap Fund		Federated Hermes International Small-Mid Company Fund
Institutional	1.47%/1.25%	Institutional	1.44%/0.99%
Investor	1.76%/1.50%	Class A	1.70%/1.24%
Hancock Horizon Dynamic Asset Allocation Fund		Federated Hermes Global Allocation Fund
Institutional	1.52%/1.52%	Institutional	1.05%/0.86%
Investor	1.76%/1.76%	Class A	1.33%/1.15%
Hancock Horizon Louisiana Tax-Free Income Fund		Federated Hermes Municipal Bond Fund, Inc.
Institutional	1.60%/0.76%	Institutional	0.69%/0.59%
Investor	1.85%/1.01%	Class A	0.94%/0.84%
Hancock Horizon Mississippi Tax-Free Income Fund		Federated Hermes Municipal Bond Fund, Inc.
Institutional	1.30%/0.75%	Institutional	0.69%/0.59%
Investor	1.55%/1.00%	Class A	0.94%/0.84%
Hancock Horizon Quantitative Long/Short Fund		Federated Hermes MDT Market Neutral Fund
Institutional	1.42%/1.42%	Institutional	2.71%/2.51%**
Investor	1.66%/1.66%	Class A	2.96%/2.76%**
*	The Federated Hermes Funds Adviser and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. While the Federated Hermes Funds Adviser does not anticipate changes to these waivers and/or reimbursements, these additional arrangements may only be terminated or the limits on the fee waivers increased prior to the termination dates with the agreement of the Federated Hermes Funds Board, and if the applicable Reorganization is approved, such termination date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the closing date of the Reorganization. See “Comparative Fee Tables” for more details.
**	The Federated Hermes MDT Market Neutral Fund is expected to have a higher net expense ratio than its corresponding Hancock Horizon Fund due to dividend and interest payments and other expenses relating to short sales that are excluded from its fee waiver arrangement, as discussed in greater detail above. It is expected that the Federated Hermes MDT Market Neutral Fund will have such higher dividend and other expenses related to short sales due to the Fund’s investment strategy to maintain long and short exposures in an attempt to neutralize market volatility. The Federated Hermes Funds Adviser believes that the Federated Hermes MDT Market Neutral Fund’s market neutral strategy is advantageous and beneficial to shareholders as the Fund’s performance is not dependent upon the direction of the equity markets and the Federated Hermes MDT Market Neutral Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. The Hancock Horizon Funds Adviser believes that the Reorganization, which as noted below is intended to be tax-free, presents a viable alternative to a liquidation of the Hancock Horizon Quantitative Long/Short Fund, which would result in a taxable event for the Hancock Horizon Quantitative Long/Short Fund’s shareholders, in that it allows shareholders to participate in a fund with a similar investment strategy and become part of a larger family of mutual funds run by an experienced investment adviser.

When will the Reorganizations occur?

Assuming shareholder approval is obtained, the Reorganization with respect to each Hancock Horizon Fund is currently expected to be consummated after the close of business on or about September 24, 2021.

Who will pay for the Reorganizations?

Fees and expenses incurred as a direct result of each Reorganization will be paid by the investment advisers to the Hancock Horizon Funds and the Federated Hermes Funds, respectively, and/or their respective affiliates, except (i) the Federated Hermes Funds will bear expenses, if any, associated with the qualification of shares of the Federated Hermes Funds for sale in the various states; and (ii) to the extent that any transition of portfolio securities is required in connection with the Reorganizations, a Fund may incur transaction expenses associated with the transfer or sale and purchase of portfolio securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. (Please refer to “Information About the Reorganizations – Costs of Reorganizations” in the attached Prospectus/Proxy Statement for further information.)

What should I do in connection with the Reorganizations?

Please vote your shares today. If the Reorganization for your Hancock Horizon Fund is approved and consummated, your shares in the Hancock Horizon Fund will automatically be exchanged for shares of the corresponding Federated Hermes Fund. Please do not attempt to make the exchange yourself.

How do I vote?

There are several ways in which you can cast your vote. To vote, you may use any of the following methods:

•	By Internet. Have your proxy card available. Go to the website listed on your card. Follow the instructions found on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on your card. Follow the recorded instructions.
•	By Mail. Please complete, date and sign your proxy card before mailing it in the enclosed postage-paid envelope.
•	At the Special Meeting over the Internet. Shareholders of record as of the close of business on the Record Date will be able to attend and participate in the virtual Special Meeting by registering online at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00 a.m. (Eastern time). Even if you plan to attend the Special Meeting, we recommend that you also authorize your proxy as described herein so that your vote will be counted if you decide not to attend the Special Meeting. Please see the “INFORMATION ABOUT THE HANCOCK HORIZON FUNDS AND FEDERATED HERMES FUNDS – ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING” section in the accompanying Prospectus/Proxy Statement for more details regarding the logistics of the virtual format of the Special Meeting.

If you have any questions before you vote, please call Broadridge Financial Solutions, Inc., at the toll-free number listed on your proxy card. They will be happy to help you understand the proposal and assist you in voting.

Whom do I call if I have questions about the Prospectus/Proxy Statement?

Please don’t hesitate to contact your Investment Professional or call us toll-free at 1-800-990-2434.

Thank you in advance for your vote.

Recommendation of the Board of Trustees

After careful consideration, the Board of Trustees of the AIC Trust has unanimously approved this proposal with respect to each Hancock Horizon Fund. The Boards of Trustees/Directors of the Federated Hermes Funds have also unanimously approved this proposal with respect to each Federated Hermes Fund. The Board of Trustees of the AIC Trust recommends that you read the enclosed materials carefully and vote FOR the proposal.

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

Hancock Horizon Diversified Income Fund	Hancock Horizon Louisiana Tax-Free Income Fund
Hancock Horizon Diversified International Fund	Hancock Horizon Mississippi Tax-Free Income Fund
Hancock Horizon International Small Cap Fund	Hancock Horizon Quantitative Long/Short Fund
Hancock Horizon Dynamic Asset Allocation Fund

To be held September 10, 2021

A Special Meeting of Shareholders (the “Special Meeting”) of each of the funds listed above (each a “Reorganizing Fund”) will be held at 10:00 a.m. (Eastern time) on September 10, 2021. Due to the public health impact of the coronavirus pandemic ("COVID-19"), the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. At the Special Meeting, shareholders will consider the following proposal with respect to their Reorganizing Fund:

Proposal

With respect to each Reorganizing Fund, to approve an Agreement and Plan of Reorganization pursuant to which a Federated Hermes fund (each, a “Federated Hermes Fund” or a “Surviving Fund”) would acquire:

a.	with respect to Federated Hermes Capital Income Fund, Federated Hermes International Leaders Fund, Federated Hermes International Small-Mid Company Fund, Federated Hermes Global Allocation Fund, Federated Hermes Municipal Bond Fund, Inc. and Federated Hermes Municipal Bond Fund, Inc., all or substantially all of the assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities) of Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Louisiana Tax-Free Income Fund, and Hancock Horizon Mississippi Tax-Free Income Fund, respectively, or
b.	with respect to Federated Hermes MDT Market Neutral Fund, all or substantially all of the assets of the Hancock Horizon Quantitative Long/Short Fund (subject to the stated liabilities accrued and reflected in the books and records and net asset value of the Hancock Horizon Quantitative Long/Short Fund), in exchange for shares of the applicable share class(es) of the Federated Hermes Fund to be distributed pro rata to shareholders of the corresponding class(es) of the corresponding Hancock Horizon Fund, in complete liquidation, dissolution and termination of the Hancock Horizon Fund.

If you own shares of:	Share Class	You will receive shares of:	Share Class
Hancock Horizon Diversified Income Fund	Institutional	Federated Hermes Capital Income Fund	Institutional
	Investor		A
Hancock Horizon Diversified International Fund	Institutional	Federated Hermes International Leaders Fund	Institutional
	Investor		A
Hancock Horizon International Small Cap Fund	Institutional	Federated Hermes International Small-Mid Company Fund	Institutional
	Investor		A
Hancock Horizon Dynamic Asset Allocation Fund	Institutional	Federated Hermes Global Allocation Fund	Institutional
	Investor		A
Hancock Horizon Louisiana Tax-Free Income Fund	Institutional	Federated Hermes Municipal Bond Fund, Inc.	Institutional
	Investor		A
Hancock Horizon Mississippi Tax-Free Income Fund	Institutional	Federated Hermes Municipal Bond Fund, Inc.	Institutional
	Investor		A
Hancock Horizon Quantitative Long/Short Fund	Institutional	Federated Hermes MDT Market Neutral Fund	Institutional
	Investor		A

Horizon Advisers (the “Hancock Horizon Funds Adviser”) also advises two other mutual funds that are not part of the accompanying Prospectus/Proxy Statement. Shareholders of those other Hancock Horizon funds are voting on a similar proposal that involves their Hancock Horizon Fund reorganizing into a corresponding fund in the Federated Hermes family of funds, as described in a separate prospectus/proxy statement. Accordingly, if you own shares of other Hancock Horizon Funds not included in the accompanying Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. If shareholder approval is not obtained at the Special Meeting for any Reorganization, such Reorganization may occur on a separate date from the other Reorganizations, including those that are not part of this Prospectus/Proxy Statement, or may not occur.

Please take some time to read the enclosed combined Prospectus/Proxy Statement. It discusses this proposal in more detail. If you were a shareholder as of the close of business on June 14, 2021 (the “Record Date”), you may vote at the Special Meeting or at any adjournment or postponement of the Special Meeting. In light of the public health impact of COVID-19, you will not be able to attend the Special Meeting in person. However, shareholders of each Hancock Horizon Fund on the Record Date may participate in and vote at the Special Meeting on the internet by virtual means. To participate in the Special Meeting virtually, shareholders must register in advance by visiting https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Hancock Horizon Funds’ proxy tabulator. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00am (Eastern time). Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting. After shareholders have submitted their registration information, they will receive an e-mail from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Only shareholders of the Hancock Horizon Funds present virtually or by proxy will be permitted to attend the virtual Special Meeting and be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

If you cannot attend virtually, please vote by mail, telephone or internet. Just follow the instructions on the enclosed proxy card. If you have questions, please call 1-800-990-2434. It is important that you vote. The Board of Trustees of each Reorganizing Fund recommends that you vote FOR its Reorganization.

By order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie
President
June 11, 2021

PROSPECTUS/PROXY STATEMENT

July 12, 2021

RELATING TO THE ACQUISITION OF THE ASSETS OF:

Certain series of The Advisors’ Inner Circle Fund II

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Telephone No: 1-800-932-7781

BY AND IN EXCHANGE FOR SHARES OF

Certain Federated Hermes Funds

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Prospectus/Proxy Statement describes reorganizations (each a “Reorganization” and, collectively, the “Reorganizations”) to be effected pursuant to separate Agreements and Plans of Reorganization (each a “Plan” and, collectively, as applicable, the “Plans”), upon which shareholders of the funds described below will be asked to vote at a Special Meeting to be held at 10:00 a.m. (Eastern time), on September 10, 2021. Due to the public health impact of the coronavirus pandemic ("COVID-19"), the Special Meeting will not be held in person but rather will be held as a virtual meeting. Under the Plans, the portfolios (each, a “Hancock Horizon Fund” or “Reorganizing Fund” and collectively the “Hancock Horizon Funds” or “Reorganizing Funds”) of The Advisors’ Inner Circle Fund II (the “AIC Trust” or “Reorganizing Fund Registrant”) as described in the chart below, will transfer all or substantially all of their assets (except certain deferred or prepaid expenses, certain tax reclaims and amounts reserved for payment of Reorganizing Fund liabilities), except that the Hancock Horizon Quantitative Long/Short Fund will transfer all or substantially all of its assets (subject to the stated liabilities accrued and reflected in the books and records and net asset value of such Fund (“Stated Liabilities”)) to certain corresponding portfolios (each a “Federated Hermes Fund” or “Surviving Fund” and collectively, as applicable, the “Federated Hermes Funds” or “Surviving Funds”) of several Federated Hermes fund registrants (collectively, the “Federated Hermes Registrants”) in exchange for shares and classes of the respective Federated Hermes Funds as set forth in the chart below:

Reorganizing Fund (each a series of The Advisors’ Inner Circle Fund II)	Surviving Fund
Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund, a Series of Federated Hermes Income Securities Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Diversified International Fund	Federated Hermes International Leaders Fund, a portfolio of Federated Hermes World Investment Series, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon International Small Cap Fund	Federated Hermes International Small-Mid Company Fund, a portfolio of Federated Hermes World Investment Series, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Dynamic Asset Allocation Fund	Federated Hermes Global Allocation Fund
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Louisiana Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Mississippi Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Quantitative Long/Short Fund	Federated Hermes MDT Market Neutral Fund, a newly created portfolio of Federated Hermes Adviser Series
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares

The Hancock Horizon Funds and the Federated Hermes Funds are sometimes referred to individually as a “Fund” and, collectively, as applicable, as the “Funds.”

The Board of Trustees of the AIC Trust determined that participation by each Hancock Horizon Fund in its respective Reorganization is in the best interests of such Hancock Horizon Fund and its shareholders. The Boards of Trustees/Directors of the Federated Hermes Funds determined that participation by each Federated Hermes Fund in its respective Reorganization is in the best interests of such Federated Hermes Fund. Information on the rationale for the Reorganizations is included in this Prospectus/Proxy Statement in the section entitled “Summary – Reasons for the Proposed Reorganizations.” For purposes of this Prospectus/Proxy Statement, the Board of Trustees of the AIC Trust and the Board of Trustees/Directors of the Federated Hermes Funds are each referred to, as applicable, as the “Board.”

Federated Hermes MDT Market Neutral Fund will be managed by Federated MDTA LLC (“MDT Advisers”); Federated Hermes Capital Income Fund is managed by Federated Equity Management Company of Pennsylvania (“FEMCOPA”); Federated Hermes International Leaders Fund, Federated Hermes Global Allocation Fund, and Federated Hermes International Small-Mid Company Fund are managed by Federated Global Investment Management Corp. (“Fed Global”); Federated Hermes Municipal Bond Fund, Inc. is managed by Federated Investment Management Company (“FIMCO” and, together with MDT Advisers, FEMCOPA and Fed Global, each, a “Federated Hermes Funds Adviser”), and each Federated Hermes Funds Adviser is an indirect wholly-owned subsidiary of Federated Hermes, Inc. (“Federated Hermes”). Each Reorganizing Fund is managed by Horizon Advisers (the “Hancock Horizon Funds Adviser”), an unincorporated division of Hancock Whitney Bank, which is a subsidiary of Hancock Whitney Corporation. EARNEST Partners, LLC serves as the investment sub-adviser to the Hancock Horizon Diversified International Fund and GlobeFlex Capital LP serves as the investment sub-adviser to the Hancock Horizon International Small-Cap Fund.

The Hancock Horizon Funds Adviser also advises two other mutual funds that are not part of this Prospectus/Proxy Statement. Shareholders of those other Hancock Horizon funds are voting on a similar proposal that involves their Hancock Horizon Fund reorganizing into a corresponding fund in the Federated Hermes family of funds, as described in a separate prospectus/proxy statement. Accordingly, if you own shares of other Hancock Horizon Funds not included in this Prospectus/Proxy Statement, you may receive more than one prospectus/proxy statement. If shareholder approval is not obtained at the Special Meeting for any Reorganization, such Reorganization may occur on a separate date from the other Reorganizations, including those that are not part of this Prospectus/Proxy Statement, or may not occur.

The Reorganizations are expected to be tax-free reorganizations under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the federal income tax consequences of the Reorganizations, see “Summary – Tax Consequences.” However, Hancock Horizon Quantitative Long/Short Fund may, but is not required to, and each other Hancock Horizon Fund will, distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to investors who hold their shares in a taxable account.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing and it should be read and retained by investors for future reference.

Additional information about the Funds is available in the following documents which are incorporated by reference into (and therefore legally part of) this Prospectus/Proxy Statement:

1.	Statement of Additional Information (“SAI”) relating to this Prospectus/Proxy Statement dated July 12, 2021.
2.	Prospectus and SAI, as supplemented, for the Federated Hermes Capital Income Fund dated January 31, 2021 (File Nos. 811-4577 and 33-3164).
3.	Prospectus and SAI, as supplemented, for the Federated Hermes International Leaders Fund dated January 31, 2021 (File Nos. 811-7141 and 33-52149).
4.	Prospectus and SAI, as supplemented, for the Federated Hermes International Small-Mid Company Fund dated January 31, 2021 (File Nos. 811-7141 and 33-52149).
5.	Prospectus and SAI, as supplemented, for the Federated Hermes Global Allocation Fund dated January 31, 2021 (File Nos.: 811-1 and 2-10415).
6.	Prospectus and SAI, as supplemented, for the Federated Hermes Municipal Bond Fund, Inc. dated May 31, 2021 (File Nos.: 811-2677 and 2-57181).
7.	Prospectus and SAI, as supplemented, for the Federated Hermes MDT Market Neutral Fund to be dated June 24, 2021 (File Nos.: 811-23259 and 333-218374).
8.	Prospectus and SAI, as supplemented, for the Hancock Horizon Funds dated May 1, 2021 (File Nos. 811-07102 and 33-50718).
9.	Annual Report for Federated Hermes Capital Income Fund dated November 30, 2020 (File Nos. 811-4577 and 33-3164);
10.	Annual Report for Federated Hermes International Leaders Fund dated November 30, 2020 (File Nos. 811-7141 and 33-52149);
11.	Annual Report for Federated Hermes International Small-Mid Company Fund dated November 30, 2020 (File Nos. 811-7141 and 33-52149);
12.	Annual Report for Federated Hermes Global Allocation Fund dated November 30, 2020 (File Nos.: 811-1 and 2-10415);
13.	Annual Report for Federated Hermes Municipal Bond Fund, Inc. dated March 31, 2021 (File Nos.: 811-2677 and 2-57181);
14.	Annual Report for the Reorganizing Funds dated December 31, 2020 (File Nos. 811-07102 and 33-50718);

Copies of these materials and other information about the Hancock Horizon Funds and the Federated Hermes Funds may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. Reports and other information about the Hancock Horizon Funds and the Federated Hermes Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information by electronic request, after paying a duplicating fee, to the following e-mail address: publicinfo@sec.gov.

Shareholders of record of the Hancock Horizon Funds as of June 14, 2021 (the “Record Date”) are entitled to receive this Prospectus/Proxy Statement and to vote at the Special Meeting.

An investment in the Funds is not a deposit of Hancock Whitney Bank or Federated Hermes and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Hancock Whitney Bank or any other bank, or Federated Hermes. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus/Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds.

Shares of the Funds offered by this Prospectus/Proxy Statement are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the Funds are not federally insured by, guaranteed by, obligations of, or otherwise supported by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

SUMMARY

This Summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.

If the proposed Reorganizations are approved, under the Agreements and Plans of Reorganization (each a “Plan” and, collectively, as applicable, the “Plans”), the Hancock Horizon Funds, except Hancock Horizon Quantitative Long/Short Fund, will transfer all or substantially all of their assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities, which, with respect to each Reorganization, currently are not expected to be material in amount when the Reorganization is consummated on the Closing Date (as defined below)) to the corresponding Federated Hermes Funds in exchange for shares of the applicable share class(es) of the Federated Hermes Funds. Under its Plan, the Hancock Horizon Quantitative Long/Short Fund will transfer all or substantially all of its assets (subject to the Stated Liabilities of the Hancock Horizon Quantitative Long/Short Fund) to the Federated Hermes MDT Market Neutral Fund in exchange for shares of the applicable share classes of this new Federated Hermes Fund. The shares of the Federated Hermes Funds then will be distributed pro rata by the Hancock Horizon Funds to their shareholders in complete liquidation, dissolution and termination of the Hancock Horizon Funds. The Federated Hermes MDT Market Neutral Fund is a newly created portfolio of Federated Hermes Adviser Series, established to be the legal entity that will survive the Reorganization involving the Hancock Horizon Quantitative Long/Short Fund. The Federated Hermes Funds will be the legal and accounting survivors in the Reorganizations, except that the Hancock Horizon Quantitative Long/Short Fund will be the accounting survivor in its Reorganization. The forms of the Plans are attached to this Prospectus/Proxy Statement as Annex A.

Reorganizing Fund (each a series of The Advisors’ Inner Circle Fund II)	Surviving Fund
Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund, a series of Federated Hermes Income Securities Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Diversified International Fund	Federated Hermes International Leaders Fund, a series of Federated Hermes World Investment Series, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon International Small Cap Fund	Federated Hermes International Small-Mid Company Fund, a series of Federated Hermes World Investment Series, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Dynamic Asset Allocation Fund	Federated Hermes Global Allocation Fund
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Louisiana Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Mississippi Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Quantitative Long/Short Fund	Federated Hermes MDT Market Neutral Fund, a newly created series of Federated Hermes Adviser Series
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares

The Hancock Horizon Funds and the Federated Hermes Funds are sometimes referred to as a “Fund” and, collectively, as applicable, the “Funds.”

As a result of the Reorganizations, the owners of shares of each respective Hancock Horizon Fund will become the owners of shares of each corresponding Federated Hermes Fund having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in each corresponding Hancock Horizon Funds on the Closing Date, subject to the following: at the time of the Reorganization, the value of the assets of each Hancock Horizon Fund will be determined in accordance with the corresponding Federated Hermes Fund’s valuation procedures (although it is not anticipated that the use of Federated Hermes’ valuation procedures will result in a material revaluation of a Hancock Horizon Fund’s assets at the time of the Reorganization). Although there are differences in the valuation procedures for the Hancock Horizon Funds and the Federated Hermes Funds, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Plans. Material changes to the cash value of your investment based on any such differences in valuation procedures are not anticipated.

After the distributions of Federated Hermes Funds shares are made by the Hancock Horizon Funds, the Hancock Horizon Funds will have no shares of beneficial interest outstanding. Certificates representing shares of the Hancock Horizon Funds, if any, should be turned in to the Hancock Horizon Funds and will be canceled upon consummation of the Reorganizations. Each Hancock Horizon Fund may stop accepting new accounts and/or investments from existing accounts a few days prior to the Closing Date of its Reorganization in order to facilitate the orderly transfer of portfolio securities to the corresponding Federated Hermes Fund as part of its Reorganization. As soon as practicable after the distribution and liquidation of the Hancock Horizon Funds described above, the Board of the AIC Trust will take steps to wind down the Hancock Horizon Funds’ affairs and to have the Hancock Horizon Funds’ existence dissolved and terminated in accordance with applicable law and other applicable requirements. Each Reorganization will result in a complete liquidation, dissolution and termination of the Hancock Horizon Fund involved in such Reorganization.

For a comparison of the investment objectives, policies and risks of the Hancock Horizon Funds and the Federated Hermes Funds, see “Summary – Comparison of Investment Objectives, Policies and Risks.” Information concerning shares of the Federated Hermes Funds as compared to shares of the Hancock Horizon Funds is included in this Prospectus/Proxy Statement in the sections entitled “Summary – Comparative Fee Tables” and “Information About the Reorganizations – Description of the Hancock Horizon Funds and Federated Hermes Funds Capitalization.”

Financial Highlights for the Federated Hermes Funds are attached to this Prospectus/Proxy Statement as Annex D.

For more complete information, please read the prospectuses and statements of additional information (“SAIs”) as detailed in the list of documents incorporated by reference above.

REASONS FOR THE PROPOSED REORGANIZATIONS

The Hancock Horizon Funds Adviser has determined to discontinue its sponsorship of the Hancock Horizon Funds which are parties to the Reorganizations. The Hancock Horizon Funds Adviser believes that the Reorganizations of the Hancock Horizon Funds into the Federated Hermes Funds will benefit the Hancock Horizon Funds’ shareholders through the Federated Hermes Funds’ broader distribution capacity potentially resulting in larger, more viable funds with the potential for greater diversification and investment opportunities. In addition, the Hancock Horizon Funds Adviser believes that each proposed Reorganization will potentially benefit each Hancock Horizon Fund due to: (1) the substantially larger scale across equity, fixed income and money market funds provided by Federated Hermes; (2) better distribution opportunities to continue to grow the Funds through Federated Hermes’ more established relationships with key financial intermediaries (which may further benefit the potential economies of scale); (3) Federated Hermes’ focused commitment to the asset management industry and its ability to reinvest in its core business; and (4) Federated Hermes’ willingness to support the Hancock Horizon Funds Adviser’s holistic exit of the mutual fund advisory business.

The Hancock Horizon Funds Adviser believes that Federated Hermes’ ability to provide services to shareholders (including compliance, legal, back office and shareholder services) and grow the Federated Hermes Funds through multiple distribution channels and experienced investment professionals benefits the Hancock Horizon Funds’ shareholders. As of March 31, 2021, the approximate net assets of the Hancock Horizon Funds and Federated Hermes Funds were as presented in the table below. The Federated Hermes MDT Market Neutral Fund had not commenced operations as of March 31, 2021, and will officially commence operations upon the completion of its respective Reorganization.

Hancock Horizon Funds	Net Assets (in millions) (3/31/21)	Federated Hermes Funds	Net Assets (in millions) (3/31/21)
Hancock Horizon Diversified Income Fund (Institutional Class Shares and Investor Class Shares)	$34.168	Federated Hermes Capital Income Fund (Institutional Shares and Class A Shares)	$1,008.180
Hancock Horizon Diversified International Fund (Institutional Class Shares and Investor Class Shares)	$229.950	Federated Hermes International Leaders Fund (Institutional Shares and Class A Shares)	$1,058.858
Hancock Horizon International Small Cap Fund (Institutional Class Shares and Investor Class Shares)	$29.773	Federated Hermes International Small-Mid Company Fund (Institutional Shares and Class A Shares)	$168.554
Hancock Horizon Dynamic Asset Allocation Fund (Institutional Class Shares and Investor Class Shares)	$19.635	Federated Hermes Global Allocation Fund (Institutional Shares and Class A Shares)	$404.730
Hancock Horizon Louisiana Tax-Free Income Fund (Institutional Class Shares and Investor Class Shares)	$6.160	Federated Hermes Municipal Bond Fund, Inc. (Institutional Shares and Class A Shares)	$322.998
Hancock Horizon Mississippi Tax-Free Income Fund (Institutional Class Shares and Investor Class Shares)	$11.669	Federated Hermes Municipal Bond Fund, Inc. (Institutional Shares and Class A Shares)	$322.998
Hancock Horizon Quantitative Long/Short Fund (Institutional Class Shares and Investor Class Shares)	$83.314	Federated Hermes MDT Market Neutral Fund (Institutional Shares and Class A Shares)	N/A

In addition, the Hancock Horizon Funds Adviser believes that the Hancock Horizon Funds’ shareholders are expected to benefit from Federated Hermes’ experience in the mutual fund business, Federated Hermes’ investment management resources and the compatibility between the Hancock Horizon Funds and the Federated Hermes Funds in terms of investment objectives, strategies, risks and limitations. Please see “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations” in this Prospectus/Proxy Statement for additional information.

The Hancock Horizon Funds Adviser and the Federated Hermes Funds Advisers believe that the investment objectives, policies, risks and limitations of each Hancock Horizon Fund and its corresponding surviving Federated Hermes Fund are similar and that, except for Federated Hermes MDT Market Neutral Fund, the Federated Hermes Funds have competitive expense ratios with lower net expense ratios after waivers when compared to the Hancock Horizon Funds. The Federated Hermes MDT Market Neutral Fund is expected to have the same advisory fee as the Hancock Horizon Quantitative Long/Short Fund. However, the Federated Hermes MDT Market Neutral Fund is expected to have a higher net expense ratio due to higher dividend and interest payments and other expenses relating to short sales that are excluded from its fee waiver arrangement, due to the Fund’s market neutral investment strategy to maintain long and short exposures in an attempt to neutralize market volatility. The Federated Hermes MDT Market Neutral Fund’s strategy could result in long/short exposures for the Fund that reach 100%/100%. This market neutral strategy is in contrast to the investment strategy of the Hancock Horizon Quantitative Long/Short Fund, which typically maintains a net long exposure of approximately 45-115% and expects that, on average, only 0-35% of its assets will be sold short, which results in lower short sales-related expenses being incurred by the Fund. Notwithstanding the higher overall expenses, the Federated Hermes Funds Adviser believes that the Federated Hermes MDT Market Neutral Fund’s market neutral strategy is advantageous and beneficial to shareholders as the Fund’s performance is not dependent upon the direction of the equity markets and the Federated Hermes MDT Market Neutral Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. The Hancock Horizon Funds Adviser believes that the Reorganization, which as noted below is intended to be tax-free, presents a viable alternative to a liquidation of the Hancock Horizon Quantitative Long/Short Fund, which would result in a taxable event for the Hancock Horizon Quantitative Long/Short Fund’s shareholders, in that it allows shareholders to participate in a fund with a similar investment strategy and become part of a larger family of mutual funds run by an experienced investment adviser.

As shown below, the Federated Hermes Funds, except for the newly created Federated Hermes MDT Market Neutral Fund which has not commenced operations as of the date of this Prospectus/Proxy Statement, have also generally outperformed their corresponding Hancock Horizon Fund for the 1-, 5- and 10-year periods ended March 31, 2021, although the Hancock Horizon Funds have outperformed the Federated Hermes Funds in certain annual periods. For a discussion of the historical performance of all funds and accounts with similar investment objectives, strategies, policies and risks to those of the Federated Hermes MDT Market Neutral Fund managed by the applicable Federated Hermes Funds Adviser, see Annex F. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and performance records of the Funds for each proposed Reorganization.

The performance information as of March 31, 2021 shown below will help you analyze each Fund’s investment risks in light of their historical returns. No performance information is included for the Hancock Horizon Quantitative Long/Short Fund and the Federated Hermes MDT Market Neutral Fund because the Federated Hermes MDT Market Neutral Fund has not yet commenced investment operations.

Fund	1 Year	5 Year	10 Year
Hancock Horizon Diversified Income Fund Institutional Class	35.44%	5.70%	N/A
Federated Hermes Capital Income Fund Institutional Shares	31.83%	7.44%	6.01%
Hancock Horizon Diversified Income Fund Investor Class	35.08%	5.44%	N/A
Federated Hermes Capital Income Fund Class A	31.55%	7.15%	5.81%
Hancock Horizon Diversified International Fund Institutional Class	62.54%	9.65%	3.77%
Federated Hermes International Leaders Fund Institutional Shares	52.28%	9.53%	6.29%
Hancock Horizon Diversified International Fund Investor Class	62.36%	9.45%	3.54%
Federated Hermes International Leaders Fund Class A	51.86%	9.24%	6.02%
Hancock Horizon International Small Cap Fund Institutional Class	68.15%	8.63%	N/A
Federated Hermes International Small-Mid Company Fund Institutional Shares	67.10%	12.83%	8.10%
Hancock Horizon International Small Cap Fund Investor Class	67.64%	8.33%	N/A
Federated Hermes International Small-Mid Company Fund Class A	66.66%	12.60%	7.88%
Hancock Horizon Dynamic Asset Allocation Fund Institutional Class	28.60%	6.61%	N/A
Federated Hermes Global Allocation Fund Institutional Shares	36.62%	8.65%	6.53%
Hancock Horizon Dynamic Asset Allocation Fund Investor Class	28.26%	6.35%	N/A
Federated Hermes Global Allocation Fund Class A	36.13%	8.34%	6.22%
Hancock Horizon Louisiana Tax-Free Income Fund Institutional Class	2.75%	2.79%	4.48%
Federated Hermes Municipal Bond Fund, Inc. Institutional Shares	6.23%	3.30%	4.51%
Hancock Horizon Louisiana Tax-Free Income Fund Investor Class	2.59%	2.59%	4.24%
Federated Hermes Municipal Bond Fund, Inc. Class A	5.95%	3.24%	4.48%
Hancock Horizon Mississippi Tax-Free Income Fund Institutional Class	3.56%	2.64%	4.20%
Federated Hermes Municipal Bond Fund, Inc. Institutional Shares	6.23%	3.30%	4.51%
Hancock Horizon Mississippi Tax-Free Income Fund Investor Class	3.51%	2.49%	3.99%
Federated Hermes Municipal Bond Fund, Inc. Class A	5.95%	3.24%	4.48%

The Reorganizations are also intended to be tax-free reorganizations under the Code for the Hancock Horizon Funds, their shareholders and the Federated Hermes Funds. As a non-waivable condition to the Reorganizations, the Hancock Horizon Funds and Federated Hermes Funds will receive opinions of counsel that the Reorganizations will be considered tax-free “reorganizations” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganizations by the Hancock Horizon Funds or the Federated Hermes Funds or the shareholders of the Hancock Horizon Funds. The Hancock Horizon Funds Adviser advised the Board of Trustees of the AIC Trust (the “AIC Board”) that it believes tax-free Reorganizations under the Code generally would be a preferable tax result for shareholders as compared to a liquidation of the Hancock Horizon Funds.

In addition, all fees and expenses incurred by the Funds in connection with the Reorganizations will be paid by the Hancock Horizon Funds Adviser or the Federated Hermes Funds Advisers, or their respective affiliates, as agreed between them, and not by Fund shareholders, except that: (1) the Federated Hermes Funds will bear expenses associated with the qualification of their shares for sale in various states on an as-incurred basis; and (2) to the extent that the Hancock Horizon Funds or Federated Hermes Funds dispose of portfolio securities in connection with the consummation of the proposed Reorganizations, the Funds may incur transaction expenses associated with the sale and purchase of such securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. The Hancock Horizon Funds may dispose of certain securities prior to the proposed Reorganizations being consummated to better align the portfolios of the Hancock Horizon Funds and the Federated Hermes Funds. The amount of transaction costs incurred by each Hancock Horizon Fund and the Federated Hermes Fund in connection with these potential sales and acquisitions of portfolio securities is not expected to be material. Given that the Reorganizations, if approved, would not be consummated until on or about September 24, 2021, and given that fixed income securities may mature and the Hancock Horizon Funds Adviser may otherwise determine to sell any security as part of its normal investment decision making process and purchase replacement securities, it is difficult to determine which portfolio securities of the Hancock Horizon Funds will be sold in connection with the proposed Reorganizations.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS

This section will help you compare the investment objectives, policies and risks of the Hancock Horizon Funds with the Federated Hermes Funds. The investment objectives, policies and risks of the Funds are similar, although the Hancock Horizon Funds Adviser uses a different security selection process to purchase and sell securities for the Hancock Horizon Funds than the Federated Hermes Funds Advisers use with respect to the Federated Hermes Funds. The differences in the Funds’ investment objectives, policies and risks are discussed below. While there is no assurance that any Fund will achieve its investment objectives, each Fund endeavors to do so by following the policies and strategies discussed below. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in the prospectuses and SAIs of the Hancock Horizon Funds and the Federated Hermes Funds. See “Summary – Comparison of Investment Limitations” for a comparison of the Funds’ investment limitations.

The investment objectives for the Hancock Horizon Funds and the Federated Hermes Funds are fundamental and can only be changed with shareholder approval.

An investment in the Funds is not a deposit of Hancock Whitney Bank or Federated Hermes and is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, any other government agency, Hancock Whitney Bank or any other bank, or Federated Hermes. An investment in the Funds involves investment risks, including possible loss of the principal amount invested.

Hancock Horizon Diversified Income Fund – Federated Hermes Capital Income Fund

Investment Objective

The Hancock Horizon Diversified Income Fund seeks to maximize current income, with a secondary goal of long-term capital appreciation. The Federated Hermes Capital Income Fund seeks current income and long-term growth of income. Capital appreciation is a secondary objective for the Federated Hermes Capital Income Fund.

Investment Policies and Strategies

The Hancock Horizon Diversified Income Fund and Federated Hermes Capital Income Fund both principally invest in a mix of equity and fixed-income securities that their respective advisers believe have potential to maximize current income. For both Funds, such investments may include stocks, corporate bonds, government securities, real estate investment trusts (REITs) and other investment companies (such as an ETF or other mutual fund) that provide similar exposures. Both Funds may invest in foreign securities, including emerging market securities, and noninvestment-grade fixed-income securities (known as “junk bonds”). The Hancock Horizon Diversified Income Fund and Federated Hermes Capital Income Fund differ in that the Federated Hermes Capital Income Fund may use derivative contracts and/or hybrid instruments to implement elements of its principal strategy. Those similarities and differences are reflected in the table below:

Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund (Surviving Fund)

The Fund seeks to maximize current income and, secondarily, achieve long-term capital appreciation, by investing in a broad range of income-producing securities, including, but not limited to, common and preferred stocks, corporate bonds, government securities, municipal bonds, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), mortgage- backed and asset-backed securities, and bank loans.

For the equity portion of the Fund’s portfolio, the Fund may invest in common and preferred stock. In addition to stocks, MLPs and REITs, the Fund may also invest in convertible securities and American Depositary Receipts (“ADRs”), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund may invest in securities of companies of any market capitalization. The Adviser may, from time to time, focus the Fund’s investments on dividend-paying equity securities.

For the fixed income portion of the Fund’s portfolio, the Fund may invest in debt instruments of any maturity or credit quality, including instruments rated below investment grade (“high yield” or “junk” bonds). There is no limit on the amount of Fund assets that may be invested in high yield bonds. The Fund may invest in government securities, including securities issued by U.S. government-sponsored entities, U.S. agencies and instrumentalities, foreign governments and supranational entities, and municipal bonds. In addition, the Fund may invest in asset-backed securities, including residential and commercial mortgage-backed securities. The Adviser may, from time to time, focus the Fund’s investments on corporate debt.

Securities in the Fund’s portfolio may be issued by domestic or foreign public or private entities, and may include securities of emerging markets issuers. The Fund may invest up to 20% of its assets in securities of emerging markets issuers. The Fund may also invest in exchange-traded funds (“ETFs”), mutual funds and closed-end funds in seeking to achieve its investment objective.

The Adviser allocates the Fund’s assets among asset classes based on, among other things, its evaluation of market conditions, asset class and/or security values, correlation among asset classes, and the level of income production of a particular asset class or security. Allocations may vary from time to time. There is no limit on how or the percentage of Fund assets the Adviser may allocate to different asset classes.

In selecting investments for the Fund, the Adviser considers the level of income that an investment can provide to achieve the Fund’s objective. In addition, a potential investment will be evaluated in terms of its level of risk, its relative value to similar types of investments, and its correlation to other assets within the Fund’s portfolio.

The Adviser may sell a security if its relative contribution to the Fund’s portfolio has diminished compared to other investment alternatives or if its risk has increased relative to other investment alternatives.

The Fund pursues its investment objectives by investing in both equity and fixed-income securities that have relatively high current income potential. The Fund’s investment adviser or subadviser (as applicable, “Adviser”) divides the Fund’s portfolio between equity and fixed-income investments by first allocating an amount to fixed-income investments sufficient to achieve a minimum income consistent with the Fund’s strategy of emphasizing relatively high current income potential. The Adviser then adjusts the initial allocation based on the Adviser’s expectations for the performance and risk of the stocks and bonds in which the Fund invests. The Adviser’s process for selecting equity investments attempts to identify mature, mid- to large-cap value companies and securities with high dividend yields that are likely to maintain and increase their dividends. The Adviser selects fixed-income investments that offer high current yields. The Adviser expects that these fixed-income investments will primarily be domestic investment-grade and noninvestment-grade fixed income securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed-income securities, including emerging market debt securities. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser continuously analyzes a variety of economic and market indicators, considers the expected performance and risks unique to these categories of fixed-income investments, and attempts to strategically allocate among the categories to achieve strong income across changing business cycles. The Adviser does not target an average maturity or duration for the Fund’s portfolio and may invest in bonds of any maturity range.

Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, the Fund may invest in government securities, from time to time, that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.

To pursue the Fund’s investment strategy, the Adviser can invest in securities directly or in other investment companies, including, for example, affiliated funds advised by the Adviser or its affiliates (“Underlying Funds”). At times, the Fund’s investment in Underlying Funds may be a substantial portion of the Fund’s portfolio. The Fund may also invest in real estate investment trusts (REITs). The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s).

Hancock Horizon Diversified International Fund – Federated Hermes International Leaders Fund

Investment Objective

The Hancock Horizon Diversified International Fund seeks long-term capital appreciation. The Federated Hermes International Leaders Fund seeks to provide long-term capital growth.

Investment Policies and Strategies

The Hancock Horizon Diversified International Fund and Federated Hermes International Leaders Fund both principally invest in equity securities of foreign companies. Both Funds may invest in equity securities of companies in developed and emerging markets and in depositary receipts and other investment companies such as exchange-traded funds that provide similar exposures. The Hancock Horizon Diversified International Fund and Federated Hermes International Leaders Fund differ primarily in that the Hancock Horizon Diversified International Fund utilizes a sub-adviser that employs a proprietary investment screening tool to select investments. Also, the Federated Hermes International Leaders Fund invests in derivatives and/or hybrid instruments to manage the Fund’s exposure to certain underlying investments or for hedging purposes. Those similarities and differences are reflected in the table below:

Hancock Horizon Diversified International Fund (Reorganizing Fund)	Federated Hermes International Leaders Fund (Surviving Fund)

The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign companies. The Fund may also purchase American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs” and, together with ADRs and EDRs, “Depositary Receipts”), which are certificates typically issued by a bank or trust company that represent securities issued by a foreign or domestic company. The Fund’s investments are ordinarily diversified among currencies, regions and countries, including emerging market countries, as determined by the Fund’s sub-adviser, EARNEST Partners, LLC (“EARNEST” or the “Sub-Adviser”). In addition, the Fund may invest in other investment companies, including mutual funds, closed-end funds and exchange-traded funds (“ETFs”).

EARNEST is a fundamental, bottom-up investment manager that seeks to construct a portfolio that will outperform the Fund’s benchmark, the MSCI ACWI ex U.S. Index, while controlling volatility and risk. EARNEST implements this philosophy through fundamental analysis, risk management that seeks to minimize the likelihood of underperformance versus the Fund’s benchmark, and the use of Return Pattern Recognition®, a screening tool developed by EARNEST. Using this tool, potential Fund investments are first screened based on such qualities as valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. After screening the relevant universe, EARNEST utilizes fundamental analysis and a statistical risk management approach to select Fund investments.

EARNEST may sell a security if the company reaches its price target or its prospects deteriorate as a result of poor business plan execution, new competitors, management changes, a souring business environment or other adverse effects. In addition, if the investment process identifies a company with more attractive return and risk characteristics, EARNEST may sell a current security and replace it with the more attractive alternative.

The Fund pursues its investment objective of long-term capital growth by investing primarily in a portfolio of equity securities issued by foreign (non U.S.) companies that the Fund’s investment adviser, Federated Global Investment Management Corp. (the “Adviser”), has deemed as the best opportunities across its investable universe relative to the company’s competitive position or its growth prospects. The Adviser expects that, normally, the Fund will be invested primarily in foreign stocks in developed markets. The Fund is permitted, however, to invest in companies from both developed (including the United States) and emerging market countries. The strategy gives broad exposure to industry leading companies in developed markets, many of which have a strong or growing presence in the emerging markets. The Fund may invest in exchange-traded funds, derivative contracts (such as options, swaps and futures contracts) and hybrid instruments (such as notes linked to underlying securities, indices or commodities) in order to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s) or to obtain premiums from the sale of derivative contracts. The Fund may also hedge its currency risk by using derivatives such as futures or forward contracts.

Hancock Horizon International Small Cap Fund – Federated Hermes International Small-Mid Company Fund

Investment Objective

The Hancock Horizon International Small Cap Fund seeks long-term capital appreciation. The Federated Hermes International Small-Mid Company Fund seeks to provide long-term growth of capital.

Investment Policies and Strategies

The Hancock Horizon International Small Cap Fund and Federated Hermes International Small-Mid Company Fund both have investment policies and strategies that take into account market capitalization as both refer to company capitalization size in their names. Accordingly, their investment strategies and policies are generally similar. The Hancock Horizon International Small Cap Fund has a policy to invest at least 80% of net assets in equity securities issued by small-capitalization companies. The Funds differ in that the Federated Hermes International Small-Mid Company Fund has a policy to invest at least 80% of net assets in equity securities issued by small- or mid-capitalization companies, which provides a broader universe of potential investments than the Hancock Horizon International Small Cap Fund. The Hancock Horizon International Small Cap Fund and Federated Hermes International Small-Mid Company Fund also differ in that the Hancock Horizon International Small Cap Fund invests in at least three countries and invests at least 40% of its assets in non-U.S. companies, while the Federated Hermes International Small-Mid Company Fund invests at least 80% of its net assets in non-U.S. companies. Those similarities and differences are reflected in the table below:

Hancock Horizon International Small Cap Fund (Reorganizing Fund)	Federated Hermes International Small-Mid Company Fund (Surviving Fund)

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small capitalizations. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The equity securities in which the Fund invests are primarily common stocks. The Fund considers small-capitalization companies to be those with market capitalizations of $75 million to $5 billion at the time of purchase.

Under normal market conditions, the Fund will invest in at least three countries and at least 40% of its assets will be invested in non-U.S. companies. For purposes of this policy, a company is considered to be a non-U.S. company if: (i) 50% of the company’s assets are located outside of the United States; (ii) 50% of the company’s revenues are generated outside of the United States; or (iii) the company maintains its principal place of business outside of the United States.

In selecting securities to purchase for the Fund, GlobeFlex Capital LP (“GlobeFlex” or the “Sub-Adviser”) utilizes a fundamental, bottom-up process to seek to identify companies with strong growth prospects not recognized by the market, based on criteria such as improving business conditions, quality management, and attractive valuations. GlobeFlex continually monitors the Fund’s portfolio and will sell a security of a company that it believes has declining growth potential or is no longer undervalued. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows above the Fund’s small-capitalization range.

The Fund pursues its investment objective of long-term growth of capital by investing at least 80% of its net assets in equity securities issued by non-U.S. small- or mid-capitalization companies. The Fund’s investment adviser, Federated Global Investment Management Corp., (“the Adviser”) seeks to invest in companies whose stock the Adviser perceives as undervalued relative to their assets or attractively priced relative to their growth prospects. The Fund may invest in companies from both developed and emerging market countries. The Fund may hedge its currency risk by using derivatives such as futures or forward contracts. The Fund may invest in depositary receipts, real estate investment trusts, exchange-traded funds, derivative contracts (such as options, swaps and futures contracts) and hybrid investments (such as notes linked to underlying securities or indices) in order to implement its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s), to obtain premiums from the sale of derivative contracts, or to realize gains from trading a derivative contract. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy, as described below, and are calculated at market value.

The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in small- or mid-capitalization companies. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would permit the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in investments in small- or mid-capitalization companies. For purposes of this limitation, small- or mid-capitalization companies will normally be defined as companies with market capitalizations similar to the constituents of the Fund’s benchmark, the MSCI ACWI ex USA SMID Cap Index. As of November 30, 2019, the capitalization of companies included in the MSCI ACWI ex USA SMID Cap Index ranged from approximately $109 million to $28.9 billion. Such definition will be applied at the time of investment and the Adviser will not be required to sell a stock because a company’s market capitalization has grown larger than the range of small- or mid-capitalization stocks in the MSCI ACWI ex USA SMID Cap Index.

Hancock Horizon Dynamic Asset Allocation Fund – Federated Hermes Global Allocation Fund

Investment Objective

The Hancock Horizon Dynamic Asset Allocation Fund seeks long-term capital appreciation. The Federated Hermes Global Allocation Fund seeks to provide relative safety of capital with the possibility of long-term growth of capital and income. The Federated Hermes Global Allocation Fund also gives consideration to current income.

Investment Policies and Strategies

The Hancock Horizon Dynamic Asset Allocation Fund and Federated Hermes Global Allocation Fund both invest in securities that provide a broad range of exposures to multiple asset classes and assets throughout the world, including emerging markets. Both Funds may invest in equity, fixed-income, and/or alternative asset classes in any proportion. Each Fund’s exposure to fixed-income securities may include corporate debt, U.S. government obligations, mortgage-backed securities and securities rated below investment-grade (such as “junk bonds”). The Hancock Horizon Dynamic Asset Allocation Fund and Federated Hermes Global Allocation Fund differ primarily in that the Hancock Horizon Dynamic Asset Allocation Fund invests in a portfolio of underlying exchange-traded funds (ETFs) to provide market exposures, while the Federated Hermes Global Allocation Fund principally selects a portfolio of individual securities, though it may also invest in underlying funds such as ETFs. Also, the Federated Hermes Global Allocation Fund utilizes proprietary quantitative models based on market and economic factors as part of its security selection process. The Federated Hermes Global Allocation Fund will also invest in derivatives and/or hybrid instruments. Those similarities and differences are reflected in the table below:

Hancock Horizon Dynamic Asset Allocation Fund	Federated Hermes Global Allocation Fund (Surviving Fund)

The Fund is designed to provide diversification among various asset classes by investing its assets in a combination of exchange-traded funds (“ETFs”). ETFs are pooled investment vehicles, such as registered investment companies, grantor trusts and publicly traded partnerships, whose shares are listed and traded on stock exchanges or otherwise traded in the over-the-counter market.

The Adviser buys and sells certain broad-based ETFs (“Underlying ETFs”) for the Fund based on its analysis of trends in equity, fixed income and alternative asset classes. The equity Underlying ETFs in which the Fund invests include those that attempt to track the price movements of common stocks, preferred stocks, and convertible securities. The fixed income Underlying ETFs in which the Fund invests include those that attempt to track the price movements of securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities, foreign sovereign debt, municipal bonds, corporate obligations, residential and commercial mortgage-backed securities, and asset-backed securities. The Underlying ETFs may attempt to track the price movements of fixed income securities of any credit quality, including those that are rated below investment grade (“high yield” or “junk” bonds). The alternative Underlying ETFs in which the Fund invests include those that attempt to track the price movements of commodities, real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”). The Underlying ETFs may use derivatives, principally futures contracts, forward contracts, options and swaps, to achieve their investment objectives.

The Fund will invest in Underlying ETFs that may attempt to track the price movements of assets throughout the world, including securities of companies in both developed and emerging market countries. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

During normal market conditions, the Fund’s investment adviser or sub-adviser (as applicable, the “Adviser”) anticipates that the Fund will invest in a diversified mix of various asset classes, which may include, but are not limited to, equity and fixed-income investments, in any proportion. The Fund’s asset mix will change based upon the Adviser’s view of economic and market conditions. The Fund will generally allocate a substantial amount of its total assets (approximately 40% or more–unless market conditions are not deemed favorable by the Adviser, in which case the Fund would invest at least 30%) to non-U.S. investments. The Fund will allocate its assets among various regions and countries, including the United States, but in no fewer than three different countries. The Adviser utilizes proprietary quantitative models based on market and economic factors to guide certain of its asset allocation decisions.

With regard to the portion of the Fund allocated to equity securities, the Adviser may allocate relatively more of the Fund’s assets, based upon its view of economic and market conditions, to securities with exposure to a particular sector, country or region, to securities chosen using a particular style of investing (e.g., growth or value) or to securities with a particular market capitalization (e.g., small, medium or large).

When selecting individual equity securities (both foreign and domestic) in which to invest, the Adviser focuses primarily on securities of companies that collectively provide the Fund with the region, country, sector, style and size exposures the Adviser is targeting. The Adviser also considers other security-specific factors that it expects will cause a security to generate relatively better performance within the stock portfolio. Such factors include valuation, profitability, growth expectations, market sentiment and price behavior. As with the overall allocation process, the Adviser utilizes proprietary quantitative models based on market and economic factors to guide certain of its security selection decisions.

The fixed-income asset classes in which the Fund may invest include domestic debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities (MBS). The Fund may also invest in non-U.S. dollar and dollar denominated fixed-income securities of foreign governments and their agencies or foreign corporations. The Fund may invest in securities of issuers in both developed and emerging market countries. The Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar-denominated, fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Fund’s investments in domestic and foreign fixed-income securities may include investments in noninvestment-grade securities, sometimes referred to as “high-yield” securities or “junk bonds,” which may include securities with any credit rating or even securities the issuer of which is in default.

The Fund may invest in government securities which are issued or guaranteed by a federal agency or instrumentality acting under federal authority, including government securities that are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association. Finally, the Fund may invest in government securities, from time to time, that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities. Such securities include those issued by the Farm Credit System and the Financing Corporation.

The Adviser seeks to enhance the performance of the Fund’s fixed-income portfolio by allocating more assets to the security types that the Adviser expects to offer the best balance between total return and risk. The Adviser may also seek to enhance the performance of the Fund’s fixed-income portfolio by attempting to target a specific duration or maturity range for the Fund based upon its view of interest rates and other economic conditions. However, the Adviser is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the Fund.

The Fund may use derivative contracts (such as swaps, options, and futures contracts) and/or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s), to realize gains from trading a derivative contract or to hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended.

The Fund may invest in instruments, such as exchange-traded funds (ETFs), whose price is determined by the price of an underlying commodity or commodity index. To pursue its investment objective, the Fund can invest in securities directly or in other investment companies, including, for example, funds advised by the Adviser or its affiliates (“Underlying Funds”). The Fund may also invest in hybrid instruments and real estate investment trusts (REITs) in any manner consistent with its investment strategy. The Fund may sell a security short in an effort to profit from a decline in the price of the security. The Fund may also sell a security short in order to underweight or reduce the Fund’s exposure to a specific industry, sector, country, or region.

While the Fund seeks relative safety of capital compared to its benchmark, the Fund may not achieve this objective, and it is possible to lose money by investing in the Fund.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate and increase the Fund’s trading costs, which may have an adverse impact on the Fund’s performance. An active trading strategy will likely result in the Fund generating more short-term capital gains or losses. Short-term gains are generally taxed at a higher rate than long-term gains. Any short-term losses are used first to offset short-term gains.

Hancock Horizon Louisiana Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

Investment Objective

The Hancock Horizon Louisiana Tax-Free Income Fund seeks current income exempt from both federal income tax and Louisiana personal income tax. The Federated Hermes Municipal Bond Fund, Inc. seeks to provide a high level of current income which is exempt from federal regular income tax.

Investment Policies and Strategies

The Hancock Horizon Louisiana Tax-Free Income Fund and Federated Hermes Municipal Bond Fund, Inc. both principally invest in municipal fixed-income securities that pay interest that is exempt from federal regular income tax. Both Funds principally invest in municipal securities such as general obligation bonds, revenue bonds, municipal lease obligations, and private activity bonds, among others. Both Funds also invest at least a majority of their assets in fixed-income securities rated investment grade, though the Hancock Horizon Louisiana Tax-Free Income Fund has a policy to invest a greater portion of its assets in investment grade securities than the Federated Hermes Municipal Bond Fund, Inc. The Hancock Horizon Louisiana Tax-Free Income Fund and the Federated Hermes Municipal Bond Fund, Inc. differ in that the Hancock Horizon Louisiana Tax-Free Income Fund is a state-specific municipal fund that focuses on fixed income securities that produce income exempt from Louisiana state income tax as well as federal regular income tax, whereas the Federated Hermes Municipal Bond Fund, Inc. is a national municipal fund that only focuses on securities that produce income exempt from federal regular income tax. Those similarities and differences are reflected in the table below:

Hancock Horizon Louisiana Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc. (Surviving Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Louisiana issuers, securities of issuers located outside of Louisiana that are exempt from both federal and Louisiana income tax are included for purposes of the 80% test. The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax-exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds (“ETFs”), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or “junk” bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax applicable to non-corporate taxpayers and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

The Fund, however, intends to satisfy the asset diversification requirements under the Internal Revenue Code of 1986, as amended, to be treated as a regulated investment company.

In selecting investments for the Fund, the Adviser employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Louisiana issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.

The Fund’s investment objective is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. The Fund pursues its objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax. The Fund’s investment adviser (“Adviser”) may also invest the Fund’s assets in securities whose interest (while exempt from the federal regular income tax) may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum income tax (AMT) for individuals.

The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

The Fund does not limit itself to securities of a particular maturity range.

The Fund also will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.

The types of securities in which the Fund may principally invest include tax-exempt securities, such as the following types: general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities, planned amortization classes, variable rate demand instruments, municipal notes and municipal auction rate securities. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement. The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, options contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments in an attempt to benefit from changes in the value of the underlying instrument(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund’s portfolio or to hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.

The Fund also may invest in certain securities or other investments as described herein (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).

The Fund will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

Hancock Horizon Mississippi Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

Investment Objective

The Hancock Horizon Mississippi Tax-Free Income Fund seeks current income exempt from both federal income tax and Mississippi personal income tax. The Federated Hermes Municipal Bond Fund, Inc. seeks to provide a high level of current income which is exempt from federal regular income tax.

Investment Policies and Strategies

The Hancock Horizon Mississippi Tax-Free Income Fund and Federated Hermes Municipal Bond Fund, Inc. both principally invest in municipal fixed-income securities that pay interest that is exempt from federal regular income tax. Both Funds principally invest in municipal securities such as general obligation bonds, revenue bonds, municipal lease obligations, and private activity bonds, among others. Both Funds also invest at least a majority of their assets in fixed-income securities rated investment grade, though the Hancock Horizon Mississippi Tax-Free Income Fund has a policy to invest a greater portion of its assets in investment grade securities than the Federated Hermes Municipal Bond Fund, Inc. The Hancock Horizon Mississippi Tax-Free Income Fund and the Federated Hermes Municipal Bond Fund, Inc. differ in that the Hancock Horizon Mississippi Tax-Free Income Fund is a state-specific municipal fund that focuses on fixed income securities that produce income exempt from Mississippi state income tax as well as federal regular income tax, whereas the Federated Hermes Municipal Bond Fund, Inc. is a national municipal fund that only focuses on securities that produce income exempt from federal regular income tax. Those similarities and differences are reflected in the table below:

Hancock Horizon Mississippi Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc. (Surviving Fund)

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax. This investment policy may not be changed without shareholder approval. While the Fund intends to invest primarily in municipal bonds of Mississippi issuers, securities of issuers located outside of Mississippi that are exempt from both federal and Mississippi income tax are included for purposes of the 80% test. The Fund may invest up to 35% of its total assets in municipal securities issued by U.S. territories.

The types of municipal securities that the Fund may invest in include, without limitation, state and local general obligation bonds (bonds whose payments are typically backed by the taxing power of the municipal issuer) and revenue bonds (bonds whose payments are backed by revenue from a particular source). The Fund may also invest in other municipal securities including, without limitation, industrial development bonds, bond anticipation notes, tax anticipation notes, municipal lease obligations, certificates of participation and tax-exempt commercial paper. In addition, the Fund may invest in securities of investment companies, including exchange-traded funds (“ETFs”), pending direct investment in municipal securities. The Fund intends to invest in investment grade municipal bonds (rated in one of the four highest rating categories by at least one rating agency), but also may invest up to 15% of its net assets in municipal bonds rated below investment grade (high yield or “junk” bonds). Although the Fund intends to invest substantially all of its assets in tax-free securities, the Fund may invest up to 20% of its net assets in securities that pay interest subject to the federal alternative minimum tax applicable to non-corporate taxpayers and in securities that pay taxable interest. The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers.

The Fund, however, intends to satisfy the asset diversification requirements under the Internal Revenue Code of 1986, as amended, to be treated as a regulated investment company.

In selecting investments for the Fund, the Adviser employs a value-oriented strategy to identify higher yielding bonds that offer a greater potential for above average returns. When making investment decisions, the Adviser seeks to leverage its knowledge of Mississippi issues and issuers to gain a competitive advantage in the selection of undervalued bonds. Although the Adviser intends to invest Fund assets across a variety of municipal securities, the Fund may have significant positions in certain types of municipal obligations (such as general obligations, municipal leases, revenue bonds and industrial development bonds) and in one or more economic sectors (such as housing, hospitals, healthcare facilities or utilities). The Adviser may sell a bond it deems to have deteriorating credit quality or limited upside potential as compared to other investments.

The Fund’s investment objective is to provide for its shareholders a high level of current income which is exempt from federal regular income tax. The Fund pursues its objective by investing its assets so that normally distributions of annual interest income are exempt from federal regular income tax. The Fund’s investment adviser (“Adviser”) may also invest the Fund’s assets in securities whose interest (while exempt from the federal regular income tax) may be subject to (or may be a specific preference item for purposes of) the federal alternative minimum income tax (AMT) for individuals.

The Adviser may lengthen or shorten duration from time to time based on its interest rate outlook, but the Fund has no set duration parameters. Duration measures the price sensitivity of a fixed-income security to changes in interest rates.

The Fund does not limit itself to securities of a particular maturity range.

The Fund also will invest at least a majority of its assets in securities rated investment grade (or unrated securities of comparable quality), and may purchase securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds, up to 49% of its assets. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated AAA, AA, A or BBB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be rated in the first, second, third or fourth ratings category, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB (including modifiers, sub-categories or gradations) by Standard & Poor’s, an NRSRO, would be noninvestment-grade securities. The presence of a ratings modifier, sub-category, or gradation (for example, a (+) or (-)) is intended to show relative standing within the major rating categories and does not affect the security credit rating for purposes of the Fund’s investment parameters. The Fund does not have a specific minimum quality rating.

The types of securities in which the Fund may principally invest include tax-exempt securities, such as the following types: general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities, planned amortization classes, variable rate demand instruments, municipal notes and municipal auction rate securities. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement. The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, options contracts and swap contracts) and hybrid instruments to implement its investment strategies. For example, the Fund may use derivative contracts or hybrid instruments in an attempt to benefit from changes in the value of the underlying instrument(s), to gain exposure to the municipal bond sector, to increase or decrease the effective duration of the Fund’s portfolio or to hedge against potential losses. There can be no assurance that the Fund’s use of derivative contracts or hybrid instruments will work as intended. Derivative investments made by the Fund are included within the Fund’s 80% policy (as described below) and are calculated at market value.

The Fund also may invest in certain securities or other investments as described herein (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).

The Fund will normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

Hancock Horizon Quantitative Long/Short Fund – Federated Hermes MDT Market Neutral Fund

Investment Objective

The Hancock Horizon Quantitative Long/Short Fund seeks long-term capital appreciation. The Federated Hermes MDT Market Neutral Fund will seek to provide long-term capital appreciation while limiting exposure to general stock market risk.

Investment Policies and Strategies

The Hancock Horizon Quantitative Long/Short Fund and Federated Hermes MDT Market Neutral Fund utilize, or will utilize, respectively, a quantitative model to seek to identify U.S. equity securities that are predicted to either out-perform or under-perform the market, and purchase “long” positions in securities predicted to out-perform while establishing “short” positions in securities predicted to under-perform. The Hancock Horizon Quantitative Long/Short Fund and Federated Hermes MDT Market Neutral Fund differ in that the quantitative models utilized or to be utilized, respectively, are designed by different investment advisers, and utilize different long/short asset allocations. Whereas the Hancock Horizon Quantitative Long/Short Fund typically maintains a long exposure between 45-115% and an average short exposure between 0-35%, the Federated Hermes MDT Market Neutral Fund will manage its long and short exposures to attempt to neutralize market volatility. In addition, the Federated Hermes MDT Market Neutral Fund will attempt to realize investment gains on both the long and short sides of its investment strategies through stock selection that, due to the Fund’s “market neutral” style, is not expected to correlate with the general stock market’s performance or price movements. Those similarities and differences are reflected in the table below:

Hancock Horizon Quantitative Long/Short Fund (Reorganizing Fund)	Federated Hermes MDT Market Neutral Fund (Surviving Fund)

The Fund seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the United States. Using a quantitative model developed by Horizon Advisers (the “Adviser”) the Fund buys stocks “long” that the Adviser believes are undervalued relative to their peers, and sells stocks “short” that the Adviser believes are overvalued relative to their peers. The Fund primarily buys and sells U.S. publicly traded stocks with market capitalizations of at least $100 million.

The Fund typically maintains a net long exposure of approximately 45-115% and expects that, on average, 0-35% of the Fund’s assets will be sold “short.” With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline.

The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy. The Fund may also invest in real estate investment trusts (“REITs”).

In its investment decision making process, the Adviser first utilizes various quantitative screens based on valuation, earnings, and momentum factors. The information provided by the quantitative screens is then supplemented by fundamental and technical analysis. The Adviser continually monitors the Fund’s portfolio and may sell or cover a short position of a security when there is a fundamental change in the company’s prospects or better investment opportunities become available. The Fund may buy and sell investments frequently, which could result in a high portfolio turnover rate.

The Fund seeks to achieve its objective by investing in long positions in publicly traded common stocks which the Fund’s quantitative model predicts will achieve above-market returns, and short positions in publicly traded common stocks which the Fund’s quantitative model predicts will achieve below-market returns. The portfolio maintains long and short exposures in an attempt to neutralize market volatility. The Fund’s investments primarily include, but are not limited to, equity securities of issuers listed in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies by market capitalization representing approximately 98% of the investable domestic equity market. As of February 28, 2021, companies in the Russell 3000 Index ranged in market capitalization from $43.9 million to $2.1 trillion.

The Adviser implements its strategy using a quantitative model driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. This process seeks to impose strict discipline over stock selection, unimpeded by market or manager psychology. It seeks to maximize compound annual return while controlling risk. The process also takes into account trading costs in an effort to ensure that trades are generated only to the extent they are expected to be profitable on an after-trading-cost basis. Additionally, risk is controlled through diversification constraints which limit exposure to individual companies as well as groups of correlated companies. The investment adviser’s stock selection process is expected to result in long and short investments in companies with both growth and value characteristics.

The Fund will attempt to realize investment gains on both the long and short sides of its investment strategies through stock selection. The style is termed market neutral in that it is not making bets regarding the direction of the equity markets. The market-neutral approach is roughly balanced by sector but not balanced across industries and businesses. Thus, the Fund is not completely isolated from market movements. The overall performance of the Fund depends on the net performance of its long and short positions, and it is possible for the Fund to experience a net loss across both its long and short positions. If the Fund’s investment strategy is successful, however, the net performance of its long and short positions will produce long-term capital appreciation that reflects the quality of the advisor’s security selections, with limited exposure to general stock market risk.

Because of the Fund’s market neutral strategy, the Fund’s overall price movements are not expected to correlate with the general stock market’s price movements. In other words, the Fund is expected to have returns that are independent of the returns and direction of the general stock market.

The Fund may, but is not required to, use derivatives, such as futures, options, forward contracts, and swap agreements, as an alternative to selling a security short, to increase returns, or as part of a hedging strategy.

COMPARISON OF INVESTMENT RISKS

The Hancock Horizon Funds and their corresponding Federated Hermes Funds have similar investment objectives and principal investment policies, and accordingly, although they are worded differently in certain instances, their principal risks are also generally similar in many respects. Below is a matrix comparing the investment risks applicable to each Hancock Horizon Fund and its corresponding Federated Hermes Fund, followed by summaries of the differences between the Funds. Many of these differences reflect non-substantive differences in the approach to disclosure taken by the Federated Hermes Funds as part of the Federated Hermes “family” of funds and the Hancock Horizon Funds as part of the Hancock Horizon “family” of funds. The actual risks of investing in each Fund depend on the securities held in the Fund’s portfolio and on market conditions, both of which change over time. Additionally, note that the Funds may describe or categorize the same risks differently. Where comparable risks are disclosed under different names, the name used by the Federated Hermes Funds is referenced below. To the extent a Fund does not have a principal risk included by the corresponding Fund, that Fund does not principally invest in that particular type of security in which the corresponding fund invests or otherwise is not exposed to the same principal risk as the corresponding Fund. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. Each principal risk of the Federated Hermes Funds and any principal risk of a Hancock Horizon Fund for which no Federated Hermes Fund includes a comparable principal risk is described in more detail in Annex B. A discussion of the principal risks associated with an investment in a Hancock Horizon Fund may be found in the Hancock Horizon Funds’ prospectus. In addition, each Fund has other investment policies, practices and restrictions which, together with the Fund’s related principal risks, are also set forth for each Hancock Horizon Fund in the Hancock Horizon Fund’s prospectus and SAI and, for the Federated Hermes Funds, summarized in this prospectus/proxy statement.

Comparison of Investment Risks (for a full description of the risks, See Annex B)

	Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund	Hancock Horizon Diversified International Fund	Federated Hermes International Leaders Fund
Asset Allocation Risk
Asset-Backed Securities (ABS) Risk	X
Bank Loans Risk	X
Call Risk
Convertible Securities Risk
Counterparty Credit Risk	X	X		X
Credit Enhancement Risk
Currency Risk		X		X
Custodial Services and Related Investment Costs		X		X
Eurozone Related Risk		X		X
Exchange-Traded Funds Risk / Underlying ETFs Investment Risk				X
Foreign Sovereign Debt Securities Risk
Greater China Risk
Interest Rate Risk	X	X
Investment Style Risk				X
Issuer Credit Risk	X
Large-Cap Company Risk		X
Leverage Risk		X		X
Liquidity Risk		X		X
MBS Risk	X
Micro-Capitalization Company Risk
Mid-Cap Company Risk	X	X
MLPs Risk	X
Municipal Securities Risk
Non-Diversification Risk
Portfolio Turnover Risk
Preferred Stocks Risk
Prepayment and Extension Risk		X
Quantitative Modeling Risk
Regional Focus Risk
REITs Risk	X	X
Risk Associated with Noninvestment-Grade Securities	X	X
Risk of Foreign Investing	X	X	X	X
Risk of Investing in Commodities
Risk of Investing in Depositary Receipts / ADRs and Domestically Traded Securities of Foreign Issuers		X		X
Risk of Investing in Derivative Contracts and Hybrid Instruments		X		X
Risk of Investing in Emerging Market Countries	X	X	X	X
Risk Related to Company Capitalization
Risk Related to the Economy / Market	X	X		X
Risk Related to Investing for Growth
Risk Related to Investing for Value		X
Sector Risk		X		X
Short Selling Risk
Small-Cap Company Risk	X
Stock Market / Equity Risk	X	X	X	X
Strategy Risk
Tax Risk
Tax-Exempt Securities Risk
Technology Risk		X		X
Underlying Fund Risk	X	X	X
U.S. Government Securities Risk	X

	Hancock Horizon International Small Cap Fund	Federated Hermes International Small-Mid Company Fund	Hancock Horizon Dynamic Asset Allocation Fund	Federated Hermes Global Allocation Fund
Asset Allocation Risk			X
Asset-Backed Securities (ABS) Risk			X	X
Bank Loans Risk
Call Risk				X
Convertible Securities Risk			X
Counterparty Credit Risk		X	X	X
Credit Enhancement Risk
Currency Risk		X		X
Custodial Services and Related Investment Costs		X
Eurozone Related Risk		X		X
Exchange-Traded Funds Risk / Underlying ETFs Investment Risk		X	X	X
Foreign Sovereign Debt Securities Risk			X
Greater China Risk		X
Interest Rate Risk			X	X
Investment Style Risk		X		X
Issuer Credit Risk			X	X
Large-Cap Company Risk
Leverage Risk		X		X
Liquidity Risk		X		X
MBS Risk			X	X
Micro-Capitalization Company Risk
Mid-Cap Company Risk		X
MLPs Risk			X
Municipal Securities Risk			X
Non-Diversification Risk
Portfolio Turnover Risk			X
Preferred Stocks Risk			X
Prepayment and Extension Risk				X
Quantitative Modeling Risk				X
Regional Focus Risk
REITs Risk		X	X	X
Risk Associated with Noninvestment-Grade Securities			X	X
Risk of Foreign Investing	X	X	X	X
Risk of Investing in Commodities			X	X
Risk of Investing in Depositary Receipts / ADRs and Domestically Traded Securities of Foreign Issuers		X		X
Risk of Investing in Derivative Contracts and Hybrid Instruments		X	X	X
Risk of Investing in Emerging Market Countries		X	X	X
Risk Related to Company Capitalization				X
Risk Related to the Economy / Market		X	X	X
Risk Related to Investing for Growth
Risk Related to Investing for Value
Sector Risk		X		X
Short Selling Risk				X
Small-Cap Company Risk	X	X
Stock Market / Equity Risk	X	X	X	X
Strategy Risk
Tax Risk
Tax-Exempt Securities Risk
Technology Risk		X		X
Underlying Fund Risk				X
U.S. Government Securities Risk			X

	Hancock Horizon Louisiana Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.	Hancock Horizon Mississippi Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.	Hancock Horizon Quantitative Long/Short Fund	Federated Hermes MDT Market Neutral Fund
Asset Allocation Risk
Asset-Backed Securities (ABS) Risk
Bank Loans Risk
Call Risk		X		X
Convertible Securities Risk
Counterparty Credit Risk	X	X	X	X		X
Credit Enhancement Risk		X		X
Currency Risk
Custodial Services and Related Investment Costs
Eurozone Related Risk
Exchange-Traded Funds Risk / Underlying ETFs Investment Risk						X
Foreign Sovereign Debt Securities Risk
Greater China Risk
Interest Rate Risk	X	X	X	X
Investment Style Risk
Issuer Credit Risk	X	X	X	X
Large-Cap Company Risk
Leverage Risk		X		X
Liquidity Risk		X		X		X
MBS Risk
Micro-Capitalization Company Risk
Mid-Cap Company Risk					X
MLPs Risk
Municipal Securities Risk	X		X
Non-Diversification Risk	X		X
Portfolio Turnover Risk					X	X
Preferred Stocks Risk
Prepayment and Extension Risk		X		X
Quantitative Modeling Risk						X
Regional Focus Risk
REITs Risk					X	X
Risk Associated with Noninvestment-Grade Securities	X	X	X	X
Risk of Foreign Investing
Risk of Investing in Commodities
Risk of Investing in Depositary Receipts /ADRs and Domestically Traded Securities of Foreign Issuers
Risk of Investing in Derivative Contracts and Hybrid Instruments		X		X	X	X
Risk of Investing in Emerging Market Countries
Risk Related to Company Capitalization						X
Risk Related to the Economy / Market		X		X		X
Risk Related to Investing for Growth						X
Risk Related to Investing for Value						X
Sector Risk		X		X		X
Short Selling Risk					X	X
Small-Cap Company Risk					X
Stock Market / Equity Risk					X	X
Strategy Risk						X
Tax Risk	X	X	X	X
Tax-Exempt Securities Risk	X	X	X	X
Technology Risk		X		X
Underlying Fund Risk	X		X
U.S. Government Securities Risk

Investment Risks

Hancock Horizon Diversified Income Fund – Federated Hermes Capital Income Fund

Each Fund primarily invests in a mix of equity and fixed-income securities that its adviser believes have potential to maximize current income. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, risks related to the stock market and equity investing, interest rate risk, non-investment grade securities risk, foreign and emerging markets securities risk, and risks of investing in other funds including REITs.

The Hancock Horizon Diversified Income Fund also includes principal risk factors for particular types of fixed income securities, such as asset-backed securities and bank loans that the Federated Hermes Capital Income Fund does not. The Federated Hermes Capital Income Fund includes principal risk factors associated with fixed-income investing that the Hancock Horizon Diversified Income Fund does not, such as currency risk and prepayment and extension risk.

Hancock Horizon Diversified International Fund – Federated Hermes International Leaders Fund

Each Fund primarily invests in equity securities of foreign companies. Accordingly, each Fund’s principal risks include the risks of investing in such securities, including, for example, foreign investing risk, emerging markets risk, and risks related to the stock market and equity investing. The Federated Hermes International Leaders Fund also includes principal risk factors for its use of derivatives and/or hybrid instruments as well as technology sector risk.

Hancock Horizon International Small Cap Fund – Federated Hermes International Small-Mid Company Fund

Each Fund primarily invests in equity securities issued by small-capitalization companies or mid- and small-capitalization companies, respectively, located in multiple countries. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, foreign investing risk, small-cap company risk and risks related to equity investing and the market. The Federated Hermes International Small-Mid Company Fund also includes a principal risk factor for investing in mid-cap companies, as well as principal risk factors associated with international investing more specifically, including Eurozone risk, greater China risk, currency risk, liquidity risk, emerging markets risk, as well as other investment risks such as the use of derivatives.

Hancock Horizon Dynamic Asset Allocation Fund – Federated Hermes Global Allocation Fund

Each Fund primarily invests in securities that provide a broad range of exposures to multiple asset classes and assets throughout the world, including emerging markets. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, asset-backed securities risk, underlying fund/ETF risk, interest rate risk, REITs risk, non-investment grade securities risk, foreign investing risk, commodities risk, emerging markets risk, and general market and economic risks.

The Hancock Horizon Dynamic Asset Allocation Fund also includes principal risk factors for convertible securities risk, foreign debt securities risk, MLPs risk, portfolio turnover rate risk and tax-exempt securities risk that the Federated Hermes Global Allocation Fund does not. The Federated Hermes Global Allocation Fund also includes principal risk factors that the Hancock Horizon Dynamic Asset Allocation Fund does not, such as currency risk, Eurozone risk, leverage risk, short selling risk and risks associated with its use of a quantitative model for stock selection.

Hancock Horizon Louisiana Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

Each Fund primarily invests in municipal fixed-income securities that pay interest that is exempt from federal regular income tax. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, interest rate risk, issuer credit risk, non-investment grade securities risk, and tax-exempt securities risk.

The Hancock Horizon Louisiana Tax-Free Income Fund also includes an additional risk factor for its designation as a non-diversified fund. The Federated Hermes Municipal Bond Fund, Inc. includes other risk factors associated with fixed-income investing that the Hancock Horizon Louisiana Tax-Free Income Fund does not, such as convertible securities risk, liquidity risk, pre-payment and extension risk, and derivatives risk.

Hancock Horizon Mississippi Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

Each Fund primarily invests in municipal fixed-income securities that pay interest that is exempt from federal regular income tax. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities, including, for example, interest rate risk, issuer credit risk, non-investment grade securities risk, and tax-exempt securities risk.

The Hancock Horizon Mississippi Tax-Free Income Fund also includes an additional risk factor for its designation as a non-diversified fund. The Federated Hermes Municipal Bond Fund, Inc. includes other risk factors associated with fixed-income investing that the Hancock Horizon Mississippi Tax-Free Income Fund does not, such as convertible securities risk, liquidity risk, pre-payment and extension risk, and derivatives risk.

Hancock Horizon Quantitative Long/Short Fund – Federated Hermes MDT Market Neutral Fund

Each Fund primarily invests in U.S. equities and employs a strategy of long positions and short positions based on a quantitative model. Accordingly, each Fund’s principal investment risks include the risks of investing in such securities and utilizing such strategies, including, for example, short selling risk, derivatives risk, REITs risk, portfolio turnover rate risk, and general market and equity investing risk.

The Hancock Horizon Quantitative Long/Short Fund also includes principal risk factors for mid- and small-capitalization companies that the Federated Hermes MDT Market Neutral Fund does not. However, the Federated Hermes MDT Market Neutral Fund includes a principal risk factor titled “Risk Related to Company Capitalization” that includes discussion of small-capitalization and mid-capitalization companies. The Federated Hermes MDT Market Neutral Fund includes other principal risk factors that the Hancock Horizon Quantitative Long/Short Fund does not, such as, liquidity risk, underlying fund/ETF risk, and counterparty credit risk.

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which cannot be changed without shareholder approval, and non-fundamental investment limitations which may be changed with Board approval but without shareholder approval. The summary below is qualified in its entirety by the description of the fundamental limitations of each Federated Hermes Fund and each Hancock Horizon Fund set forth in Annex C to this Prospectus/Proxy Statement. The limitations for each Federated Hermes Fund and each corresponding Hancock Horizon Fund are generally similar, although there are certain differences in the language and templates of the applicable policies attributable primarily to the fact that the Federated Hermes Funds are part of the Federated Hermes “family” of funds and the Hancock Horizon Funds are part of the Hancock Horizon “family” of funds. For example, one Fund may frame a policy as “to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom,” while the other Fund frames the policy using applicable language from the 1940 Act and such rules, regulations and exemptions. Additionally, one Fund may include non-fundamental policies that restate requirements under the 1940 Act and the rules thereunder (such as a 15% limit on investing in illiquid securities) while the other Fund does not restate such requirement, but is otherwise still subject to the same requirement. To the extent a Hancock Horizon Fund and the corresponding Federated Hermes Fund have similar limitations, but one Fund’s limitation is fundamental, while the other Fund’s is non-fundamental, this represents a difference as to whether shareholder approval is required to change such limitation.

Key differences between the investment objectives and fundamental and non-fundamental policies of the Federated Hermes Funds as compared to the corresponding Hancock Horizon Funds are summarized below:

Hancock Horizon Diversified Income Fund – Federated Hermes Capital Income Fund

The Hancock Horizon Diversified Income Fund has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act. The Federated Hermes Capital Income Fund has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act, other than the utilities industry.

The Federated Hermes Capital Income Fund has a non-fundamental policy to not purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities. The Federated Hermes Capital Income Fund has a non-fundamental policy to not invest for the purpose of exercising control over or management of any company. The Hancock Horizon Diversified Income Fund has no such policies.

Hancock Horizon Diversified International Fund – Federated Hermes International Leaders Fund

The Hancock Horizon Diversified International Fund’s objective is to seek long-term capital appreciation. The Federated Hermes International Leaders Fund’s objective is to seek to provide long-term capital growth.

The Hancock Horizon Diversified International Fund has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act. The Federated Hermes International Leaders Fund has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act, except that the Fund may concentrate its investments in issuers in the financial services industries.

Hancock Horizon International Small Cap Fund – Federated Hermes International Small-Mid Company Fund

The Hancock Horizon International Small Cap Fund’s objective is to seek long-term capital appreciation. The Federated Hermes International Small-Mid Company Fund’s objective is to seek to provide long-term growth of capital.

The Hancock Horizon International Small Cap Fund has a non-fundamental policy under normal market conditions to invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small capitalizations. The Federated Hermes International Small-Mid Company Fund has a non-fundamental policy to invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in investments in small- or mid-capitalization companies.

Hancock Horizon Dynamic Asset Allocation Fund – Federated Hermes Global Allocation Fund

The Hancock Horizon Dynamic Asset Allocation Fund seeks long-term capital appreciation. The Federated Hermes Global Allocation Fund seeks to provide relative safety of capital with the possibility of long-term growth of capital and income, with consideration also given to current income.

While each Fund has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act, with respect to foreign governmental securities, the Federated Hermes Global Allocation Fund reserves the right to invest up to 25% of its total assets in fixed-income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.

The Hancock Horizon Dynamic Asset Allocation Fund has a fundamental policy to not purchase or sell commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. The Federated Hermes Global Allocation Fund has a fundamental policy that permits the Fund to invest in commodities to the maximum extent permitted under the 1940 Act.

The Federated Hermes Global Allocation Fund has a non-fundamental policy to not invest in securities of a company for the purpose of exercising control or management. The Hancock Horizon Dynamic Asset Allocation Fund has no such policies.

Hancock Horizon Louisiana Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

The Hancock Horizon Louisiana Tax-Free Income Fund’s objective is to seek current income exempt from both federal income tax and Louisiana personal income tax. The Federated Hermes Municipal Bond Fund, Inc.’s objective is to seek to provide a high level of current income which is exempt from federal regular income tax.

The Hancock Horizon Louisiana Tax-Free Income Fund has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act. The Federated Hermes Municipal Bond Fund, Inc. has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act, except that the Fund may invest more that 25% of the value of its assets in industrial development bonds, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

The Hancock Horizon Louisiana Tax-Free Income Fund has a fundamental policy under normal market conditions to invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax. The Federated Hermes Municipal Bond Fund, Inc. has a fundamental policy to normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

Hancock Horizon Mississippi Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

The Hancock Horizon Mississippi Tax-Free Income Fund’s objective is to seek current income exempt from both federal income tax and Mississippi personal income tax. The Federated Hermes Municipal Bond Fund, Inc.’s objective is to seek to provide a high level of current income which is exempt from federal regular income tax.

The Hancock Horizon Mississippi Tax-Free Income Fund has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act. The Federated Hermes Municipal Bond Fund, Inc. has a fundamental policy to not concentrate in one or more industries as defined under the 1940 Act, except that the Fund may invest more that 25% of the value of its assets in industrial development bonds, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.

The Hancock Horizon Mississippi Tax-Free Income Fund has a fundamental policy under normal market conditions to invest at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax. The Federated Hermes Municipal Bond Fund, Inc. has a fundamental policy to normally invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax. This policy may not be changed without shareholder approval.

Hancock Horizon Quantitative Long/Short Fund – Federated Hermes MDT Market Neutral Fund

The Hancock Horizon Quantitative Long/Short Fund’s objective is to seek long-term capital appreciation. The Federated Hermes MDT Market Neutral Fund’s objective will be to seek to provide long-term capital appreciation while limiting exposure to general stock market risk.

COMPARATIVE FEE TABLES

Like all mutual funds, the Hancock Horizon Funds and Federated Hermes Funds incur certain expenses in their operations, and, investors pay fees and expenses to buy, hold and sell shares of a Fund.

With respect to Federated Hermes MDT Market Neutral Fund, which was recently created for the purpose of acquiring the assets and assuming the liabilities of the Hancock Horizon Quantitative Long/Short Fund in a Reorganization, the tables below describe (1) the actual fees and expenses for Hancock Horizon Quantitative Long/Short Fund for the fiscal year ended December 31, 2020; (2) the fees and expenses for Federated Hermes MDT Market Neutral Fund as stated in the Fund’s prospectus to be dated June 24, 2021; and (3) the anticipated pro forma fees and expenses of Federated Hermes MDT Market Neutral Fund on a combined basis after giving effect to the Reorganization. Federated Hermes MDT Market Neutral Fund is expected to be the legal entity survivor of its Reorganization. Hancock Horizon Quantitative Long/Short Fund is expected to be the accounting and tax survivor after its Reorganization.

With respect to each other Reorganization of the Hancock Horizon Funds into the applicable Federated Hermes Fund, the tables below describe (1) the actual fees and expenses for the Hancock Horizon Funds for the fiscal year ended December 31, 2020; (2) the actual fees and expenses for the Federated Hermes Funds for the most recently completed fiscal year or fiscal six-month period, as applicable; and (3) the anticipated pro forma fees and expenses of each Federated Hermes Fund on a combined basis after giving effect to the Reorganizations. Each Federated Hermes Fund is expected to be the legal, tax and accounting survivor after its respective Reorganization.

These tables do not include Federated Hermes share classes not involved in the Reorganization.

Shareholder Fees and Annual Fund Operating Expenses

The following tables compare the shareholder fees and expense ratios of the Institutional (“IS”) and Investor (“I”) Shares, as applicable, of the Hancock Horizon Funds, against the corresponding expense ratios of the Institutional (“IS”) and Class A Shares (“A”) of the Federated Hermes Funds, including on a pro forma basis after giving effect to each Reorganization. Any “fee limits” disclosed in a footnote to the charts below for the Federated Hermes Funds (which were taken from the prospectus fee tables) will be in effect for at least one year from the closing date of a Reorganization.

These tables describe the fees and expenses that you may pay if you buy, hold and sell the applicable classes of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense examples below.

Hancock Horizon Diversified Income Fund – Federated Hermes Capital Income Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)		Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)		Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Diversified Income Fund	IS	None	None		None		None	None
Federated Hermes Capital Income Fund	IS	None	None		None		None	None

Hancock Horizon Diversified Income Fund	I	None	None		None		None	None
Federated Hermes Capital Income Fund	A	5.50%	0.00%		None		None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Diversified Income Fund	IS	0.70%	None	0.57%	None	1.27%	(0.37)%[2]	0.90%
Federated Hermes Capital Income Fund (Current Fees and Combined Pro Forma)	IS	0.60%	None	0.23%	0.02%	0.85%	(0.20)%[3]	0.65%

Hancock Horizon Diversified Income Fund	I	0.70%	None	0.82%	None	1.52%	(0.37)%[2]	1.15%
Federated Hermes Capital Income Fund (Current Fees and Combined Pro Forma)	A	0.60%	None	0.48%	0.02%	1.10%	(0.20)%[3]	0.90%

[1]	Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

2  The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.90% and 1.15% of the Fund’s average daily net assets of the Institutional Class and Investor Class, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

3  The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.88% and 0.63% (the “Fee Limit”), respectively, up to but not including the later of: (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

Hancock Horizon Diversified International Fund – Federated Hermes International Leaders Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)		Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)		Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Diversified International Fund	IS	None	None		None		None	None
Federated Hermes International Leaders Fund	IS	None	None		None		None	None

Hancock Horizon Diversified International Fund	I	None	None		None		None	None
Federated Hermes International Leaders Fund	A	5.50%	0.00%		None		None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Diversified International Fund	IS	0.81%	None	0.53%	None	1.34%	None	1.34%
Federated Hermes International Leaders Fund (Current Fees and Combined Pro Forma)	IS	0.85%	None	0.25%	None	1.10%	(0.13)%[2]	0.97%

Hancock Horizon Diversified International Fund	I	0.81%	None	0.78%	None	1.59%	None	1.59%
Federated Hermes International Leaders Fund	A	0.85%	0.00%[3]	0.54%	None	1.39%	(0.16)%	1.23%
Federated Hermes International Leaders Fund ( Combined Pro Forma)	A	0.85%	0.00%[3]	0.53%	None	1.38%	(0.15)%[2]	1.23%

[1]	Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

2  The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.22% and 0.96% (the “Fee Limit”), respectively, up to but not including the later of: (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

[3]	The Federated Hermes Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”). If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

Hancock Horizon International Small Cap Fund – Federated Hermes International Small-Mid Company Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon International Small Cap Fund	IS	None	None	None	None	None
Federated Hermes International Small-Mid Company Fund	IS	None	None	None	None	None

Hancock Horizon International Small Cap Fund	I	None	None	None	None	None
Federated Hermes International Small-Mid Company Fund	A	5.50%	0.00%	None	None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon International Small Cap Fund	IS	0.80%	None	0.67%	None	1.47%	(0.22)%[2]	1.25%
Federated Hermes International Small-Mid Company Fund	IS	0.90%	None	0.54%	None	1.44%	(0.45)%	0.99%
Federated Hermes International Small-Mid Company Fund (Combined Pro Forma)	IS	0.90%	None	0.49%	None	1.39%	(0.40)%[3]	0.99%

Hancock Horizon International Small Cap Fund	I	0.80%	None	0.96%	None	1.76%	(0.26)%[2]	1.50%
Federated Hermes International Small-Mid Company Fund	A	0.90%	0.00%[4]	0.80%	None	1.70%	(0.46)%	1.24%
Federated Hermes International Small-Mid Company Fund ( Combined Pro Forma)	A	0.90%	0.00%[4]	0.75%	None	1.65%	(0.41)%[3]	1.24%
[1]	Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.
[2]	The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.25% and 1.50% of the Fund’s average daily net assets of the Institutional Class and Investor Class, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

3  The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.23% and 0.98% (the “Fee Limit”), respectively, up to but not including the later of: (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

[4]	The Federated Hermes Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).

Hancock Horizon Dynamic Asset Allocation Fund – Federated Hermes Global Allocation Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)		Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)		Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Dynamic Asset Allocation Fund	IS	None	None		None		None	None
Federated Hermes Global Allocation Fund	IS	None	None		None		None	None

Hancock Horizon Dynamic Asset Allocation Fund	I	None	None		None		None	None
Federated Hermes Global Allocation Fund	A	5.50%	0.00%		None		None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Dynamic Asset Allocation Fund	IS	0.70%	None	0.60%	0.22%	1.52%[2]	None	1.52%
Federated Hermes Global Allocation Fund (Current Fees and Combined Pro Forma)	IS	0.66%	None	0.39%	None	1.05%	(0.19)%[3]	0.86%

Hancock Horizon Dynamic Asset Allocation Fund	I	0.70%	None	0.84%	0.22%	1.76%[2]	None	1.76%
Federated Hermes Global Allocation Fund (Current Fees and Combined Pro Forma)	A	0.66%	None	0.67%	None	1.33%	(0.18)%[3]	1.15%

[1]	Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

2  The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 1.40% and 1.65% of the Fund’s average daily net assets of the Institutional Class and Investor Class, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

[3]	The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.14% and 0.85% (the “Fee Limit”), respectively, up to but not including the later of: (a) February 1, 2022; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

Hancock Horizon Louisiana Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)		Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)		Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Louisiana Tax-Free Income Fund	IS	None	None		None		None	None
Federated Hermes Municipal Bond Fund, Inc.	IS	None	None		None		None	None

Hancock Horizon Louisiana Tax-Free Income Fund	I	None	None		None		None	None
Federated Hermes Municipal Bond Fund, Inc.	A	4.50%	0.00%		None		None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Louisiana Tax-Free Income Fund	IS	0.60%	None	0.99%	0.01%	1.60%	(0.84)%[2]	0.76%
Federated Hermes Municipal Bond Fund, Inc. (Current Fees and Combined Pro Forma)	IS	0.44%	None	0.25%	0.00%	0.69%	(0.10)% [3]	0.59%

Hancock Horizon Louisiana Tax-Free Income Fund	I	0.60%	None	1.24%	0.01%	1.85%	(0.84)%[2]	1.01%
Federated Hermes Municipal Bond Fund, Inc. (Current Fees and Combined Pro Forma)	A	0.44%	None	0.50%	0.00%	0.94%	(0.10)% [3]	0.84%

[1]	Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

2  The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.75% and 1.00% of the Fund’s average daily net assets of the Institutional Class and Investor Class, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

3  The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of: (a) June 1, 2022; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

Hancock Horizon Mississippi Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)		Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)		Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Mississippi Tax-Free Income Fund	IS	None	None		None		None	None
Federated Hermes Municipal Bond Fund, Inc.	IS	None	None		None		None	None

Hancock Horizon Mississippi Tax-Free Income Fund	I	None	None		None		None	None
Federated Hermes Municipal Bond Fund, Inc.	A	4.50%	0.00%		None		None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Mississippi Tax-Free Income Fund	IS	0.60%	None	0.70%	None	1.30%	(0.55)%[2]	0.75%
Federated Hermes Municipal Bond Fund, Inc. (Current Fees and Combined Pro Forma)	IS	0.44%	None	0.25%	0.00%	0.69%	(0.10)%[3]	0.59%

Hancock Horizon Mississippi Tax-Free Income Fund	I	0.60%	None	0.95%	None	1.55%	(0.55)%[2]	1.00%
Federated Hermes Municipal Bond Fund, Inc. (Current Fees and Combined Pro Forma)	A	0.44%	None	0.50%	0.00%	0.94%	(0.10)%[3]	0.84%

[1]	Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

2  The Hancock Horizon Funds Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, acquired fund fees and expenses, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses (collectively, “excluded expenses”)) from exceeding 0.75% and 1.00% of the Fund’s average daily net assets of the Institutional Class and Investor Class, respectively, until May 31, 2022 (the “expense caps”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the expense caps to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the expense caps: (i) at the time of the fee waiver and/or expense reimbursement; and (ii) at the time of the recoupment. This Agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund II (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on May 31, 2022.

3  The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 0.83% and 0.58% (the “Fee Limit”), respectively, up to but not including the later of: (a) June 1, 2022; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

Hancock Horizon Quantitative Long/Short Fund – Federated Hermes MDT Market Neutral Fund

		Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	Maximum Sales Charge (Load ) Imposed on Reinvested Dividends (and other distributions)	Redemption Fee (as a percentage of amount redeemed, if applicable)	Exchange Fee
Hancock Horizon Quantitative Long/Short Fund	IS	None	None	None	None	None
Federated Hermes MDT Market Neutral Fund	IS	None	None	None	None	None

Hancock Horizon Quantitative Long/Short Fund	I	None	None	None	None	None
Federated Hermes MDT Market Neutral Fund	A	4.50%	0.00%	None	None	None

		Management Fee	Distribution (12b-1) Fee	Other Expenses[1]	Dividends and Other Expenses Related to Short Sales	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Fee Waiver and Expense Reimbursement	Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement
Hancock Horizon Quantitative Long/Short Fund	IS	0.80%	None	0.57%	0.18%	0.05%	1.42%	None	1.42%
Federated Hermes MDT Market Neutral Fund (Current Fees and Combined Pro Forma)	IS	0.80%	None	1.91%	1.42%[2]	0.01%[2]	2.71%	(0.20)%[3]	2.51%

Hancock Horizon Quantitative Long/Short Fund	I	0.80%	None	0.81%	0.18%	0.05%	1.66%	None	1.66%
Federated Hermes MDT Market Neutral Fund (Current Fees and Combined Pro Forma)	A	0.80%	0.00%[4]	2.16%	1.42%[2]	0.01%[2]	2.96%	(0.20)%[3]	2.76%

[1]	Each Fund’s Other Expenses, the majority of which are Fund level expenses, also includes class-specific expenses associated with the payment of fees to third parties for the provision of shareholder services. See “Summary – Investment Advisory Fees and Other Fees/Expenses – Service Fees” for a discussion of such fees, including the amounts payable by each class of the Funds.

2  Dividends and Other Expenses Related to Short Sales and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.

3  The Federated Hermes Funds Adviser and certain of its affiliates, on their own initiative, have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.33% and 1.08% (the “Fee Limit”), respectively, up to but not including the later of: (a) April 1, 2022; or (b) the date of the Fund’s next effective Prospectus (the “Termination Date”). While the Federated Hermes Funds Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended up to, but not including the later of (a) November 1, 2022 or (b) the first day of the month following the one year anniversary of the Closing Date.

[4]	The Fund has adopted a Distribution (12b-1) Plan for its Class A Shares pursuant to which the A class of the Fund may incur and pay a Distribution (12b-1) Fee of up to a maximum of 0.05%. No such fee is currently incurred and paid by the A class of the Fund. The A class of the Fund will not incur and pay such a Distribution (12b-1) Fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).

Expense Example

These Examples are intended to help compare the cost of investing in each Fund with the cost of investing in other mutual funds. The Examples assume that an investor invests $10,000 for the time periods indicated and then redeems or holds all Shares at the end of those periods.

Hancock Horizon Funds: The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnotes to the fee tables) remain the same.

Federated Hermes Funds: The Examples also assume that an investment has a 5% return each year and that operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the corresponding table above and remain the same. The expenses used to calculate the examples do not include fee waivers or expense reimbursements.

Although actual costs and returns may be higher or lower, based on these assumptions an investor’s costs would be:

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Diversified Income Fund	IS	$92	$366	$661	$1,501
	I	$117	$444	$794	$1,781
Federated Hermes Capital Income Fund	IS	$87	$271	$471	$1,049
	A	$656	$880	$1,123	$1,816

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Diversified International Fund	IS	$136	$425	$734	$1,613
	I	$162	$502	$866	$1,889
Federated Hermes International Leaders Fund	IS	$112	$350	$606	$1,340
	A	$684	$966	$1,269	$2,127
Federated Hermes International Leaders Fund (Combined Pro Forma)	IS	$112	$350	$606	$1,340
	A	$683	$963	$1,264	$2,116

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon International Small Cap Fund	IS	$127	$443	$782	$1,739
	I	$153	$529	$930	$2,052
Federated Hermes International Small-Mid Fund	IS	$147	$456	$787	$1,724
	A	$713	$1,056	$1,422	$2,448
Federated Hermes International Small-Mid Fund (Combined Pro Forma)	IS	$142	$440	$761	$1,669
	A	$709	$1,042	$1,398	$2,397

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Dynamic Asset Allocation Fund	IS	$155	$480	$829	$1,813
	I	$179	$554	$954	$2,073
Federated Hermes Global Allocation Fund	IS	$107	$334	$579	$1,283
	A	$678	$948	$1,239	$2,063

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Louisiana Tax-Free Income Fund	IS	$78	$423	$791	$1,829
	I	$103	$500	$922	$2,100
Federated Hermes Municipal Bond Fund, Inc.	IS	$70	$221	$384	$859
	A	$542	$736	$947	$1,553

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Mississippi Tax-Free Income Fund	IS	$77	$358	$660	$1,520
	I	$102	$436	$793	$1,799
Federated Hermes Municipal Bond Fund, Inc.	IS	$70	$221	$384	$859
	A	$542	$736	$947	$1,553

		1 Year	3 Years	5 Years	10 Years
Hancock Horizon Quantitative Long/Short Fund	IS	$145	$449	$776	$1,702
	I	$169	$523	$902	$1,965
Federated Hermes MDT Market Neutral Fund	IS	$274	$841	$1,435	$3,041
	A	$833	$1,415	$2,022	$3,650

PORTFOLIO TURNOVER

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect each Fund’s performance. During the most recent fiscal year or period, each Fund’s portfolio turnover rate was the following percentage of the average value of its portfolio:

Fund	Percentage of the Average Value of the Fund’s Portfolio
Hancock Horizon Diversified Income Fund	60%*
Federated Hermes Capital Income Fund	80%
Hancock Horizon Diversified International Fund	30%*
Federated Hermes International Leaders Fund	46%
Hancock Horizon International Small Cap Fund	58%*
Federated Hermes International Small-Mid Company Fund	31%
Hancock Horizon Dynamic Asset Allocation Fund	131%*
Federated Hermes Global Allocation Fund	80%
Hancock Horizon Louisiana Tax-Free Income Fund	8%*
Federated Hermes Municipal Bond Fund, Inc.	27%
Hancock Horizon Mississippi Tax-Free Income Fund	0%*
Federated Hermes Municipal Bond Fund, Inc.	27%
Hancock Horizon Quantitative Long/Short Fund	74%*
Federated Hermes MDT Market Neutral Fund	N/A**
*	Portfolio turnover information is for the fiscal period from February 1, 2020 to December 31, 2020. Effective August 18, 2020, the AIC Board approved a change in the fiscal year end of the Hancock Horizon Funds from January 31 to December 31.
**	No portfolio turnover information is included for the Federated Hermes MDT Market Neutral Fund because the Fund has not yet commenced investment operations.

TAX CONSEQUENCES

Tax-Free Reorganizations under Internal Revenue Code of 1986, as amended

As a non-waivable condition to each Reorganization, the Hancock Horizon Funds and Federated Hermes Funds will receive an opinion of counsel to the effect that (among other things): (1) the Reorganization will be a tax-free “reorganization” at the Fund-level under applicable provisions of the Code; (2) no gain or loss will be recognized directly as a result of the Reorganization by the Federated Hermes Fund, the Hancock Horizon Fund, or the Hancock Horizon Fund’s shareholders; and (3) the aggregate tax basis of the applicable Federated Hermes Fund shares received by each shareholder of a Hancock Horizon Fund will be the same as the aggregate tax basis of that shareholder’s shares in the corresponding Hancock Horizon Fund immediately prior to the Reorganization.

Prior to the closing of the Reorganizations, each Hancock Horizon Fund, except for the Hancock Horizon Quantitative Long/Short Fund, will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will generally be taxable to shareholders who hold their shares in a taxable account.

Prior to the closing of the Reorganization, Hancock Horizon Quantitative Long/Short Fund may, but is not required to, distribute to its shareholders all or a portion of any investment company taxable income or net capital gain realized by the Hancock Horizon Quantitative Long/Short Fund. These distributions, if any, will be generally be taxable to shareholders who hold their shares in a taxable account.

Prior to the consummation of each Reorganization, the Hancock Horizon Funds Adviser with respect to each Hancock Horizon Fund, except Hancock Horizon Quantitative Long/Short Fund, may dispose of investments from the portfolio of the Hancock Horizon Fund that may not be acquired by the Federated Hermes Fund, due to the Federated Hermes Fund’s prospectus restrictions, investment strategies or policies, or applicable law, either by the Hancock Horizon Fund disposing of such investments or allowing certain investments to mature and not reacquiring similar investments provided, however, such disposition does not affect the tax-free classification of each such Reorganization. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities from the portfolio of the Hancock Horizon Fund, result in the Hancock Horizon Fund having a net capital gain (after netting with any available capital loss carryforward), such capital gains will be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to Hancock Horizon Fund shareholders. To the extent that any disposition of portfolio securities is required in connection with a Reorganization, the Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the Hancock Horizon Funds Adviser and the Federated Hermes Funds Adviser expect that any such transaction expenses will be minimal.

Prior to the consummation of the Reorganization, the Hancock Horizon Funds Adviser may dispose of certain investments from the portfolio of the Hancock Horizon Quantitative Long/Short Fund. It is not anticipated that Hancock Horizon Quantitative Long/Short Fund will engage in any such portfolio transactions specifically attributable to the Reorganization. As of the date of this Prospectus/Proxy Statement, it is difficult to determine which portfolio securities of the Hancock Horizon Quantitative Long/Short Fund will be sold (if any) prior to the proposed Reorganization because the Hancock Horizon Funds Adviser may determine to sell any security as part of its normal investment process and purchase replacement securities between now and the Closing Date. As of the Closing Date, if such dispositions of portfolio securities, together with any other dispositions of portfolio securities, result in Hancock Horizon Quantitative Long/Short Fund having a net capital gain (after netting with any available capital loss carryforward), such capital gains may be distributed to shareholders as taxable distributions prior to the consummation of the Reorganization. Accordingly, such dispositions may result in increased taxable distributions to Hancock Horizon Quantitative Long/Short Fund shareholders. To the extent of any disposition of portfolio securities prior to the Reorganization, Hancock Horizon Quantitative Long/Short Fund also may incur transaction expenses associated with the sale and purchase of portfolio securities. Both the Hancock Horizon Funds Adviser and the Federated Hermes Funds Adviser expects that any such transaction expenses will be minimal.

Shareholders of Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Income Fund currently receive income distributions that are exempt from both federal regular income tax and the state taxes of Louisiana or Mississippi, as applicable, although a portion of each Fund’s distributions may be subject to federal and/or state income taxes or to the federal alternative minimum tax applicable to non-corporate taxpayers. Following the Reorganizations, investors in the Federated Hermes Municipal Bond Fund, Inc. will receive distributions that will primarily be comprised of dividends that are exempt from federal regular income tax, although a portion of the Fund’s dividends may not be tax-exempt and income from the Fund may be subject to the federal alternative minimum tax applicable to non-corporate taxpayers.

Shareholders of a Hancock Horizon Fund will be responsible for any taxes payable in connection with taxable distributions, if any, by the Hancock Horizon Fund immediately before the Closing Date. In addition, because the shareholders of the Hancock Horizon Fund will receive shares of the Federated Hermes Fund, they will receive a proportionate share of any “built in” (unrealized) gains in the Federated Hermes Fund’s assets to the extent that such gains are eventually realized (if applicable) and distributed by the Federated Hermes Fund, as well as any taxable gains realized by the Federated Hermes Fund but not distributed to its shareholders prior to the Reorganization, when such income or gains are eventually distributed by the Federated Hermes Fund. Certain countries may also impose a transfer or stamp duties tax in connection with the transfer of portfolio securities. Additionally, various loss limitation rules under the Code may limit the ability of a combined Fund to use pre-Reorganization losses, if any, of the reorganizing Hancock Horizon Fund or Federated Hermes Fund. As a result, shareholders of the Hancock Horizon Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. See “Information About the Reorganizations – Federal Income Tax Consequences” for additional information about the tax consequences of the Reorganizations.

Shareholders of the Hancock Horizon Funds should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganizations in light of their individual circumstances.

COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION

The bar charts and average annual total return tables below reflect historical performance data for each Fund and are intended to help analyze each Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the total returns of a specified class of each Fund on a calendar year-by-year basis. Each bar chart shows changes in the performance of only the specified class and does not reflect the payment of any sales charges or recurring shareholder account fees, if applicable. If these charges or fees are applicable to a class and had been included, the returns shown would have been lower.

The Average Annual Total Return tables show returns for each class involved in the Reorganizations averaged over the stated periods, and includes comparative performance information. The tables show each Fund’s average annual total returns for the one year, five year and ten year calendar periods (or since inception). These figures assume reinvestment of dividend distributions. In addition to Return Before Taxes, Return After Taxes is shown for the specified class of each Fund to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for the specified class, and after-tax returns for other classes of a Fund will differ from those shown. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-taxes returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.

Because Federated Hermes MDT Market Neutral Fund has not yet commenced investment operations and will only do so upon completion of the Reorganization, historical performance information for the Fund is expected to be that of the Hancock Horizon Quantitative Long/Short Fund, as the accounting and tax survivor of the Reorganization. The historical performance information of Hancock Horizon Quantitative Long/Short Fund has not been adjusted.

The Funds’ performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

Updated information on the Hancock Horizon Funds’ performance can be obtained by visiting www.hancockhorizonfunds.com.

Updated performance information for the Federated Hermes Funds is available under the “Products” section at http://www.federatedinvestors.com or by calling 1-800-341-7400.

Hancock Horizon Diversified Income Fund - Federated Hermes Capital Income Fund

Risk/Return Bar Chart and Table for Hancock Horizon Diversified Income Fund

Best Quarter	Worst Quarter
11.81%	(20.33)%
12/31/2020	3/31/2020

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was 6.42%.

Risk/Return Bar Chart and Table for Federated Hermes Capital Income Fund

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 11.68% (quarter ended June 30, 2020). Its lowest quarterly return was (14.05)% (quarter ended March 31, 2020).

The Fund’s year-to-date total return for Class A Shares through March 31, 2021 was 3.29%.

Average Annual Total Returns for Hancock Horizon Diversified Income Fund and for Federated Hermes Capital Income Fund for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years*
Hancock Horizon Diversified Income Fund	IS (returns before taxes)	1.39%	4.71%	3.05%
	IS (returns after taxes on distributions)	(0.34)%	3.29%	1.50%
	IS (returns after taxes on distributions and sale of fund shares)	1.01%	3.11%	1.77%
	I (returns before taxes)	1.14%	4.46%	2.80%
	Dow Jones U.S. Select Dividend Index (“Dow Jones Index”) (reflects no deduction for fees, expenses or taxes)[1]	(4.56)%	9.25%	10.52%
	Bloomberg Barclays U.S. Intermediate Aggregate Bond Index (“Barclays Index”) (reflects no deduction for taxes)[2]	5.60%	3.46%	2.62%
	50/50 Hybrid of the Dow Jones Index and the Barclays Index	1.48%	6.68%	6.77%
Federated Hermes Capital Income Fund	IS (returns before taxes)	9.73%	7.17%	6.02%
	A (returns before taxes)	3.45%	5.71%	5.23%
	A (returns after taxes on distributions)	1.88%	4.22%	3.59%
	A (returns after taxes on distributions and sale of fund shares)	1.95%	3.82%	3.48%
	S&P 500 Index (reflects no deduction for fees, expenses or taxes)[3]	18.40%	15.22%	13.88%
	Former Blended Index[4]	5.31%	7.86%	7.55%
	New Blended Index[5]	4.87%	7.88%	7.64%
	Morningstar Allocation Funds Average – 30% to 50% Equity[6]	8.86%	6.89%	5.97%
*	Returns for the Hancock Horizon Diversified Income Fund are since the Fund’s inception on September 26, 2012.

1  The Dow Jones Index is an unmanaged index of 100 stocks with leading dividend yields selected from companies in the U.S.

2  The Barclays Index is an unmanaged capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the U.S.

3  The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[4]	The Former Blended Index is comprised of 40% Russell 1000 ® Value Index/20% Bloomberg Barclays Emerging Markets USD Aggregate Index/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Bloomberg Barclays U.S. Mortgage Backed Securities Index. During the reporting period, the Fund’s Adviser elected to change one of the indexes in the Blended Index from the Dow Jones U.S. Select Dividend Index to the Russell 1000® Value Index because the Russell 1000 ® Value Index is more representative of the securities in which the Fund invests. The Russell 1000 ® Value measures the performance of the large-cap value segment of the U.S. equity universe. The Bloomberg Barclays Emerging Markets USD Aggregate Index tracks total returns for external-currency-denominated debt instruments of the emerging markets. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment-grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The Bloomberg Barclays U.S. Mortgage Backed Securities Index covers agency mortgage-backed pass-through securities (both fixed-rate and hybrid ARM) issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
[5]	The New Blended Index is comprised of 40% Russell 1000® Value Index/20% Bloomberg Barclays EM Seasoned ex Aggregate/Eurodollar Index/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Bloomberg Barclays U.S. Mortgage Backed Securities Index. At the end of the reporting period, the Fund’s investment adviser elected to change the emerging market component of the Blended Index from the Bloomberg Barclays Emerging Markets USD Aggregate Index to the Bloomberg Barclays EM Seasoned ex Aggregate/Eurodollar Index. The Bloomberg Barclays EM Seasoned ex Aggregate/Eurodollar Index is more reflective of the emerging market component of the Fund’s investment strategies. The BBEMSAE is the emerging markets debt component of the Bloomberg Barclay U.S. Universal Bond Index and is generally at least 80% noninvestment-grade.
[6]	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

Hancock Horizon Diversified International Fund - Federated Hermes International Leaders Fund

Risk/Return Bar Chart and Table for Hancock Horizon Diversified International Fund

Best Quarter	Worst Quarter
28.38%	(29.67)%
12/31/2020	3/31/2020

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was 5.24%.

Risk/Return Bar Chart and Table for Federated Hermes International Leaders Fund

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 19.73% (quarter ended June 30, 2020). Its lowest quarterly return was (25.69)% (quarter ended September 30, 2011).

The Fund’s year-to-date total return for Class A Shares through March 31, 2021 was 1.80%.

Average Annual Total Returns for Hancock Horizon Diversified International Fund and for Federated Hermes International Leaders Fund for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years
Hancock Horizon Diversified International Fund	IS (returns before taxes)	8.63%	8.20%	3.93%
	IS (returns after taxes on distributions)	7.79%	7.85%	3.68%
	IS (returns after taxes on distributions and sale of fund shares)	6.21%	6.59%	3.19%
	I (returns before taxes)	8.51%	8.01%	3.70%
	MSCI ACWI ex U.S. Index (reflects no deduction for fees, expenses or taxes)[1]	10.65%	8.93%	4.92%
	Lipper International Multi-Cap Growth Funds Classification Average (reflects no deduction for taxes)[2]	8.09%	7.08%	4.92%
Federated Hermes International Leaders Fund	IS (returns before taxes)	15.77%	7.81%	6.39%
	A (returns before taxes)	9.12%	6.32%	5.52%
	A (returns after taxes on distributions)	9.08%	6.09%	5.36%
	A (returns after taxes on distributions and sale of fund shares)	5.40%	5.03%	4.50%
	MSCI Europe, Australasia and Far East Index (reflects no deduction for fees, expenses or taxes)[3]	7.82%	7.45%	5.51%
	Morningstar Foreign Large Blend Funds Average[4]	9.30%	7.57%	5.33%

1  The MSCI ACWI ex U.S. Index captures large-and mid-cap representation across developed market countries (excluding the U.S.) and emerging market countries. The index covers approximately 85% of the global equity opportunity set outside the U.S.

2  The Lipper International Multi-Cap Growth Funds Classification Average measures the average of the total returns reported by all the mutual funds designated by Lipper as falling into the “International Multi-Cap Growth” category.

3  The MSCI Europe, Australasia and Far East Index is an equity index which captures large- and mid-cap representation across developed market countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

[4]	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

Hancock Horizon International Small Cap Fund - Federated Hermes International Small-Mid Company Fund

Risk/Return Bar Chart and Table for Hancock Horizon International Small Cap Fund

Best Quarter	Worst Quarter
20.57%	(27.09)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was 9.01%.

Risk/Return Bar Chart and Table for Federated Hermes International Small-Mid Company Fund

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 26.92% (quarter ended June 30, 2020). Its lowest quarterly return was (25.82)% (quarter ended September 30, 2011).

The Fund’s year-to-date total return for Class A Shares through March 31, 2021 was (0.96)%.

Average Annual Total Returns for Hancock Horizon International Small Cap Fund and for Federated Hermes International Small-Mid Company Fund for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years*
Hancock Horizon International Small Cap Fund	IS (returns before taxes)	12.47%	5.82%	4.97%
	IS (returns after taxes on distributions)	12.54%	5.41%	4.60%
	IS (returns after taxes on distributions and sale of fund shares)	7.76%	4.60%	3.93%
	I (returns before taxes)	12.03%	5.52%	4.68%
	MSCI World ex USA Small Cap Index (reflects no deduction for fees, expenses or taxes)[1]	13.20%	10.06%	8.16%
	Lipper International Small/Mid Cap Growth Funds Classification (reflects no deduction for taxes)[2]	18.82%	10.45%	8.26%
Federated Hermes International Small-Mid Company Fund	IS (returns before taxes)	31.48%	11.85%	8.52%
	A (returns before taxes)	23.98%	10.36%	7.69%
	A (returns after taxes on distributions)	22.24%	8.78%	6.09%
	A (returns after taxes on distributions and sale of fund shares)	15.23%	7.88%	5.81%
	MSCI ACWI ex USA SMID Cap Index (reflects no deduction for fees, expenses or taxes)[3]	12.01%	8.94%	5.61%
*	Returns for the Hancock Horizon International Small Cap Fund are since the Fund’s inception on May 29, 2015.

1  The MSCI World ex USA Small Cap Index captures small-cap representation across developed market countries (excluding the U.S.). The index covers approximately 14% of the free float-adjusted market capitalization in each country.

2  The Lipper International Small/Mid Cap Growth Funds Classification measures the average of the total returns reported by all the mutual funds designated by Lipper as falling into the “International Small/Mid Cap Growth” category.

[3]	The MSCI ACWI ex USA SMID Cap Index captures mid- and small-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country.

Hancock Horizon Dynamic Asset Allocation Fund - Federated Hermes Global Allocation Fund

Risk/Return Bar Chart and Table for Hancock Horizon Dynamic Asset Allocation Fund

Best Quarter	Worst Quarter
10.28%	(12.90)%
6/30/2020	3/31/2020

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was 3.30%.

Risk/Return Bar Chart and Table for Federated Hermes Global Allocation Fund

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 15.48% (quarter ended June 30, 2020). Its lowest quarterly return was (15.57)% (quarter ended March 31, 2020).

The Fund’s year-to-date total return for Class A Shares through March 31, 2021 was 2.12%.

Average Annual Total Returns for Hancock Horizon Dynamic Asset Allocation Fund and for Federated Hermes Global Allocation Fund for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years*
Hancock Horizon Dynamic Asset Allocation Fund	IS (returns before taxes)	8.43%	6.59%	3.63%
	IS (returns after taxes on distributions)	8.34%	6.25%	3.32%
	IS (returns after taxes on distributions and sale of fund shares)	5.05%	5.08%	2.74%
	I (returns before taxes)	8.14%	6.33%	3.37%
	MSCI ACWI (reflects no deduction for fees, expenses or taxes)[1]	16.25%	12.26%	9.43%
	Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”) (reflects no deduction for taxes)[2]	7.51%	4.44%	3.88%
	50/50 Hybrid of the MSCI ACWI and Barclays Index	12.64%	8.60%	5.10%
	HFRI Macro Multi Strategy Index[3]	4.22%	3.25%	2.34%
Federated Hermes Global Allocation Fund	IS (returns before taxes)	12.85%	8.25%	6.77%
	A (returns before taxes)	6.33%	6.73%	5.86%
	A (returns after taxes on distributions)	5.30%	5.91%	4.73%
	A (returns after taxes on distributions and sale of fund shares)	3.71%	5.05%	4.35%
	S&P 500 Index (reflects no deduction for fees, expenses or taxes)[4]	18.40%	15.22%	13.88%
	Bloomberg Barclays U.S. Aggregate Bond Index[2]	7.51%	4.44%	3.84%
	Blended Index[5]	14.05%	9.48%	6.79%
	Morningstar World Allocation Funds Average[6]	6.18%	7.01%	5.54%
*	Returns for the Hancock Horizon Dynamic Asset Allocation Fund are since the Fund’s inception on May 29, 2015.

1  The MSCI ACWI captures large- and mid-cap representation across developed market countries (excluding the U.S.) and emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

2  The Barclays Index is an unmanaged capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the U.S.

[3]	The HFRI Macro Multi Strategy Index measures average of the total returns reported by all of the hedge funds designated by Hedge Fund Research, Inc. as falling into the “Macro: Multi-Strategy” category.

4  The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

[5]	The Blended Index is a custom blended index comprised of 60% of the MSCI All Country World Index and 40% of the Bloomberg Barclays Global Aggregate Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. This multi-currency benchmark includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers.
[6]	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.

Hancock Horizon Louisiana Tax-Free Income Fund - Federated Hermes Municipal Bond Fund, Inc.

Risk/Return Bar Chart and Table for Hancock Horizon Louisiana Tax-Free Income Fund

Best Quarter	Worst Quarter
6.82%	(6.13)%
3/31/2014	6/30/2013

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was (0.17)%.

Risk/Return Bar Chart and Table for Federated Hermes Municipal Bond Fund, Inc.

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 4.07% (quarter ended June 30, 2011). Its lowest quarterly return was (4.06)% (quarter ended June 30, 2013).

The Fund’s year-to-date total return for A class through March 31, 2021 was (0.21)%.

Average Annual Total Returns for Hancock Horizon Louisiana Tax-Free Income Fund and for Federated Hermes Municipal Bond Fund, Inc. for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years*
Hancock Horizon Louisiana Tax-Free Income Fund	IS (returns before taxes)	3.94%	3.07%	4.64%
	IS (returns after taxes on distributions)	3.93%	3.05%	4.62%
	IS (returns after taxes on distributions and sale of fund shares)	3.29%	2.96%	4.32%
	I (returns before taxes)	3.78%	2.88%	4.41%
	Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.21%	3.91%	4.75%
	Lipper® Other States Municipal Funds Classification Average (reflects no deduction for taxes)[2]	4.17%	2.95%	4.00%
Federated Hermes Municipal Bond Fund, Inc.	IS (returns before taxes)	4.50%	3.64%	4.55%
	IS (returns after taxes on distributions)	(0.07)%	2.59%	4.02%
	IS (returns after taxes on distributions and sale of fund shares)	1.01%	2.65%	3.86%
	A (returns before taxes)	0.03%	2.66%	4.06%
	S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[3]	4.95%	3.83%	4.66%
	S&P Municipal Bond 3-Year Plus Index (reflects no deduction for fees, expenses or taxes)[4]	5.62%	4.35%	5.32%
	Morningstar Municipal National LongFunds Average[5]	5.36%	4.02%	5.01%
*	Returns for the Hancock Horizon Louisiana Tax-Free Fund are since the Fund’s inception on February 1, 2011.

1  The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

2  The Lipper® Other States Municipal Funds Classification Average measures the average of the total returns reported by all the mutual funds designated by Lipper as falling into the “Other State Municipal Debt” category, which measures funds that limit assets to those securities exempt from taxation in a single specified state.

3  The S&P Municipal Bond Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.

[4]	The S&P Municipal Bond 3-Year Plus Index consists of bonds in the Main Index that are rated at least “BBB-” by Standard & Poor’s, “Baa3” by Moody’s or “BBB-“ by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, fifteen years as measured from the rebalancing date.
[5]	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.

Hancock Horizon Mississippi Tax-Free Income Fund - Federated Hermes Municipal Bond Fund, Inc.

Risk/Return Bar Chart and Table for Hancock Horizon Mississippi Tax-Free Income Fund

Best Quarter	Worst Quarter
5.58%	(5.22)%
3/31/2014	6/30/2013

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was (0.36)%.

Risk/Return Bar Chart and Table for Federated Hermes Municipal Bond Fund, Inc.

Within the periods shown in the bar chart, the Fund’s A class highest quarterly return was 4.07% (quarter ended June 30, 2011). Its lowest quarterly return was (4.06)% (quarter ended June 30, 2013).

The Fund’s year-to-date total return for Institutional Shares through March 31, 2021 was (0.21)%.

Average Annual Total Returns for Hancock Horizon Mississippi Tax-Free Income Fund and for Federated Hermes Municipal Bond Fund, Inc. for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years*
Hancock Horizon Mississippi Tax-Free Income Fund	IS (returns before taxes)	4.37%	3.09%	4.40%
	IS (returns after taxes on distributions)	4.36%	3.07%	4.36%
	IS (returns after taxes on distributions and sale of fund shares)	3.48%	2.95%	4.10%
	I (returns before taxes)	4.31%	2.90%	4.18%
	Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[1]	5.21%	3.91%	4.75%
	Lipper® Other States Municipal Funds Classification Average (reflects no deduction for taxes)[2]	4.17%	2.95%	4.00%
Federated Hermes Municipal Bond Fund, Inc.	IS (returns before taxes)	4.50%	3.64%	4.55%
	IS (returns after taxes on distributions)	(0.07)%	2.59%	4.02%
	IS (returns after taxes on distributions and sale of fund shares)	1.01%	2.65%	3.86%
	A (returns before taxes)	0.03%	2.66%	4.06%
	S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)[3]	4.95%	3.83%	4.66%
	S&P Municipal Bond 3-Year Plus Index (reflects no deduction for fees, expenses or taxes)[4]	5.62%	4.35%	5.32%
	Morningstar Municipal National LongFunds Average[5]	5.36%	4.02%	5.01%
*	Returns for the Hancock Horizon Mississippi Tax-Free Fund are since the Fund’s inception on February 1, 2011.

1  The Bloomberg Barclays Municipal Bond Index is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

2  The Lipper® Other States Municipal Funds Classification Average measures the average of the total returns reported by all the mutual funds designated by Lipper as falling into the “Other State Municipal Debt” category, which measures funds that limit assets to those securities exempt from taxation in a single specified state.

3  The S&P Municipal Bond Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the alternative minimum tax (AMT). Eligibility criteria for inclusion in the Main Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor’s Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The Main Index is rebalanced monthly.

[4]	The S&P Municipal Bond 3-Year Plus Index consists of bonds in the Main Index that are rated at least “BBB-” by Standard & Poor’s, “Baa3” by Moody’s or “BBB-“ by Fitch Ratings. All bonds must also have a minimum maturity of three years and a maximum maturity of up to, but not including, fifteen years as measured from the rebalancing date.
[5]	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated.

Hancock Horizon Quantitative Long/Short Fund - Federated Hermes MDT Market Neutral Fund

The Federated Hermes MDT Market Neutral Fund has not commenced operations as of the date of this Prospectus/Proxy Statement and therefore has no performance history to report. For a discussion of the historical performance of all funds and accounts with similar investment objectives, strategies, policies and risks to those of the Federated Hermes MDT Market Neutral Fund managed by the applicable Federated Hermes Funds Adviser, see Annex F. If approved by shareholders, upon the consummation of the Reorganization, the Federated Hermes MDT Market Neutral Fund will adopt the performance history of the Hancock Horizon Quantitative Long/Short Fund.

Risk/Return Bar Chart and Table for Hancock Horizon Quantitative Long/Short Fund

Best Quarter	Worst Quarter
12.43%	(18.56)%
12/31/2011	9/30/2011

The performance information shown above is based on a calendar year.

The Fund’s Institutional Class Shares’ performance from 1/1/21 to 3/31/21 was 2.47%.

Average Annual Total Returns for Hancock Horizon Quantitative Long/Short Fund for Period Ended December 31, 2020.

		1 Year	5 Years	10 Years
Hancock Horizon Quantitative Long/Short Fund	IS (returns before taxes)	(3.74)%	2.45%	5.52%
	IS (returns after taxes on distributions)	(3.84)%	1.95%	4.51%
	IS (returns after taxes on distributions and sale of fund shares)	(2.14)%	1.87%	4.18%
	I (returns before taxes)	(4.01)%	2.29%	5.31%
	HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)[1]	4.60%	2.92%	0.76%
	Lipper® Alternative Long/Short Equity Funds Index (reflects no deduction for taxes)[2]	1.88%	3.67%	3.40%

1  The HFRX Equity Hedge Index measures average of the total returns reported by all of the hedge funds designated by Hedge Fund Research, Inc. as falling into the “Equity Hedge” category.

2  The Lipper® Alternative Long/Short Equity Funds Index measures the average of the total returns reported by all the mutual funds designated by Lipper as falling into the “Alternative Long/Short Equity” category.

PORTFOLIO MANAGERS

Information about the portfolio managers who are primarily responsible for overseeing each Hancock Horizon Fund’s and Federated Hermes Fund’s investments is shown below. Each Fund’s SAI provides additional information about the portfolio managers, including information relating to each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in each Fund.

Hancock Horizon Diversified Income Fund and Federated Hermes Capital Income Fund

The Federated Hermes Capital Income Fund’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Diversified Income Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Greg Hodlewsky, CFA	9	Investment Director and Lead Portfolio Manager
Nathan Grant, CFA	2	Portfolio Manager

Federated Hermes Capital Income Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Linda Bakhshian, CA and CPA	11	Senior Portfolio Manager
Michael Jura	<1	Portfolio Manager
Jerome D. Conner, CFA	7	Portfolio Manager
Todd A. Abraham, CFA	21*	Senior Portfolio Manager
Mark E. Durbiano, CFA	23*	Senior Portfolio Manager
Ihab Salib	5*	Senior Portfolio Manager

* Refers to portfolio manager’s management of an affiliated underlying fund of the Federated Hermes Capital Income Fund.

Hancock Horizon Diversified International Fund and Federated Hermes International Leaders Fund

The Federated Hermes International Leaders Fund’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Diversified International Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Paul E. Viera	13	CEO and Partner*

* Mr. Viera is employed by EARNEST Partners, LLC, investment sub-adviser to the Hancock Horizon Diversified International Fund.

Federated Hermes International Leaders Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Richard Winowski	11	Senior Portfolio Manager
Dariusz M. Czoch, CFA	6	Portfolio Manager and Senior Investment Analyst

Hancock Horizon International Small Cap Fund and Federated Hermes International Small-Mid Company Fund

The Federated Hermes International Small-Mid Company Fund’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon International Small Cap Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Robert Anslow	6	Partner and Chief Investment Officer*
James Peterson, CFA	6	Partner and Director of Portfolio Management and Research*

* Messrs. Anslow and Peterson are employed by GlobeFlex Capital LP, investment sub-adviser to the Hancock Horizon International Small Cap Fund.

Federated Hermes International Small-Mid Company Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Thomas Banks, CFA	6	Portfolio Manager and Senior Investment Analyst
Dariusz M. Czoch, CFA	6	Portfolio Manager and Senior Investment Analyst

Hancock Horizon Dynamic Asset Allocation Fund and Federated Hermes Global Allocation Fund

The Federated Hermes Global Allocation Fund’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Dynamic Asset Allocation Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Austin Zaunbrecher, CFA	6	Lead Portfolio Manager
Bryan McCaulley, CFA	2	Portfolio Manager

Federated Hermes Global Allocation Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Timothy H. Goodger	13	Senior Portfolio Manager
John F. Sherman, CFA	3	Senior Portfolio Manager
Steven A. Chiavarone, CFA	4	Portfolio Manager
Qun Liu, CFA	2	Portfolio Manager and Senior Quantitative Analyst
Ihab Salib	8	Portfolio Manager
Chengjun (Chris) Wu, CFA	7	Portfolio Manager

Hancock Horizon Louisiana Tax-Free Income Fund and Federated Hermes Municipal Bond Fund, Inc.

The Federated Hermes Municipal Bond Fund, Inc.’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Louisiana Tax-Free Income Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Jeffery Tanguis	10	Investment Director and Lead Portfolio Manager
Nathan Grant, CFA	3	Portfolio Manager

Federated Hermes Municipal Bond Fund, Inc.

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
J. Scott Albrecht, CFA	25	Senior Portfolio Manager
R.J. Gallo, CFA	3	Senior Portfolio Manager

Hancock Horizon Mississippi Tax-Free Income Fund and Federated Hermes Municipal Bond Fund, Inc.

The Federated Hermes Municipal Bond Fund, Inc.’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Mississippi Tax-Free Income Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Jeffery Tanguis	10	Investment Director and Lead Portfolio Manager
Nathan Grant, CFA	3	Portfolio Manager

Federated Hermes Municipal Bond Fund, Inc.

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
J. Scott Albrecht, CFA	25	Senior Portfolio Manager
R.J. Gallo, CFA	3	Senior Portfolio Manager

Hancock Horizon Quantitative Long/Short Fund and Federated Hermes MDT Market Neutral Fund

The Federated Hermes MDT Market Neutral Fund’s portfolio management team will manage the combined fund following the Reorganization.

Hancock Horizon Quantitative Long/Short Fund

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Paula Chastain	13	Portfolio Manager
Jacob Hartl, CFA	13	Portfolio Manager

Federated Hermes MDT Market Neutral Fund*

Name	Years as a Member of the Fund’s Portfolio Management Team	Title
Daniel J. Mahr	N/A	Managing Director of Research
Frederick L. Konopka	N/A	Portfolio and Trading Manager
John Paul Lewicke	N/A	Research Manager
Damien Zhang	N/A	Research Manager

* The Fund has not commenced operations as of the date of this Prospectus/Proxy Statement.

Federated Hermes Funds Portfolio Managers

Daniel J. Mahr, CFA, joined the Investment Team in 2002.

Mr. Mahr is a Senior Vice President of the Fund’s Adviser. As Managing Director, Research, he is responsible for leading the Investment Team as it relates to the ongoing design, development and implementation of the investment model. He received his A.B., Computer Science from Harvard College and his S.M., Computer Science from Harvard University.

Frederick L. Konopka, CFA, joined the Investment Team in 1997.

Mr. Konopka is a Vice President of the Fund’s Adviser. As the Portfolio and Trading Manager, he is responsible for the ongoing implementation of the investment model including trading impact evaluation and implementation. He received his A.B., Mathematics from Dartmouth College and his M.S., Concentration in Information Technology and Finance from MIT Sloan School of Management.

John Paul Lewicke joined the Investment Team in 2007.

Mr. Lewicke is a Vice President of the Fund’s Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Lewicke received his A.B., Mathematics and Computer Science from Dartmouth College.

Damien Zhang, CFA, joined the Investment Team in 2009.

Mr. Zhang is a Vice President of the Fund’s Adviser. As Research Manager, he is responsible for ongoing evaluation and enhancement of the investment model, including software code design and development. Mr. Zhang received his A.B., Economics from Princeton University.

Linda Bakhshian, CA and CPA, Senior Portfolio Manager, has been the Fund’s portfolio manager since November 2009.

Ms. Bakhshian is responsible for investment strategy, asset allocation and equity security selection of the Fund. She has been with Federated Hermes since 2007; has worked in investment management since 2002; and has managed investment portfolios since 2009. Education: B.B., University of New England (Australia).

Michael Jura, Portfolio Manager, has been the Fund’s portfolio manager since January 2021.

Mr. Jura is jointly responsible for the equity security selection of the Fund. He has been with the Adviser or an affiliate since 2012; has worked in investment management since 2012; and has managed investment portfolios since 2020. Education: B.S., Carnegie Mellon University; M.B.A., Tepper School of Business, Carnegie Mellon University.

Jerome D. Conner, CFA, has been the Fund’s Portfolio Manager since April 2014.

Mr. Conner is responsible for providing research and advice on fixed income sector allocation and security selection. He has been with Federated Hermes since 2002; has worked in investment management since 1995; and has managed investment portfolios since 2010. Education: B.S., U.S. Naval Academy; M.S., Boston University.

Richard Winkowski, Senior Portfolio Manager, has been the Fund’s portfolio manager since July 2009.

Mr. Winkowski is jointly responsible for the day-to-day management of the Fund. He has been with Federated Hermes since 1998; has worked in investment management since 1995; and has managed investment portfolios since 2002. Education: B.A., University of Wisconsin.

Dariusz M. Czoch, CFA, Portfolio Manager and Senior Investment Analyst, has been the Fund’s portfolio manager since January 2015.

Mr. Czoch is jointly responsible for the day-to-day management of the Fund. He has been with Federated Hermes since 2008; has worked in investment management since 1999; and has managed investment portfolios since 2015. Education: B.S., SUNY University at Stony Brook; M.S., Polytechnic University.

Thomas Banks, CFA, Portfolio Manager and Senior Investment Analyst, has been the Fund’s portfolio manager since January 2015.

Mr. Banks is jointly responsible for the day-to-day management of the Fund. He has been with the Adviser or an affiliate since 2004; has worked in investment management since 2004; and has managed investment portfolios since 2015. Education: B.A., Johns Hopkins University; M.B.A., Columbia Business School.

Timothy H. Goodger, Senior Portfolio Manager, has been the Fund’s portfolio manager since August 2007.

Mr. Goodger is jointly responsible for the asset allocation and U.S. and non-U.S. security selection of the Fund. He has been with Federated Hermes since 2005; has worked in investment management since 2003; and has managed investment portfolios since 2007. Education: B.A., University of California at Davis; M.A., University of Washington; and Ph.D., University of North Carolina at Chapel Hill.

John F. Sherman, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since August 2017.

Mr. Sherman is jointly responsible for the asset allocation of the Fund and REIT security selection. He has been with Federated Hermes since 2006; has worked in investment management since 2000; and has managed investment portfolios since 2000. Education: B.S.B.A., North Adams State College; and M.B.A., Boston University Graduate School of Management.

Steven A. Chiavarone, CFA, Portfolio Manager, has been the Fund’s portfolio manager since January 2017 and served as associate portfolio manager since January 2016.

Mr. Chiavarone is jointly responsible for the asset allocation and U.S. and non-U.S. security selection of the Fund. He has been with Federated Hermes since 2007; has worked in investment management since 2006; and has managed investment portfolios since 2013. Education: B.A., Drew University.

Qun Liu, CFA, Portfolio Manager and Senior Quantitative Analyst, has managed the Fund since June 2018.

Ms. Liu is jointly responsible for the asset allocation and the U.S. and non-U.S. security selection of the Fund. She has been with Federated Hermes since 2012; has worked in investment management since 2005; and has managed investment portfolios since 2018. Education: B.S., Ocean University of China; M.S., The Ohio State University; M.B.A., University of Chicago, Graduate School of Business.

Ihab Salib, Senior Portfolio Manager, has been the Fund’s portfolio manager since December 2012.

Mr. Salib is Head of the International Fixed Income Group and Chairman of the Currency Management Committee. He is responsible for day-to-day management of the international fixed income portion of the Fund, focusing on asset allocation, interest rate strategy and security selection. He has been with Federated Hermes since 1999; has worked in investment management since 1992; and has managed investment portfolios since 2002. Education: B.A., State University of New York at Stony Brook.

J. Scott Albrecht, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since May of 1996.

Mr. Albrecht is a Senior Portfolio Manager and is responsible for day to day management of the Fund focusing on asset allocation, interest rate strategy and security selection. He has been with the Adviser or an affiliate since 1989; has worked in investment management since 1989; has managed investment portfolios since 1995. Education: B.S., Indiana University of Pennsylvania; M.S., Carnegie Mellon University.

R.J. Gallo, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since July of 2017.

Mr. Gallo is a Senior Portfolio Manager, Head of the Municipal Bond Investment Group and Chairman of Duration Management Committee. He is responsible for overseeing the macro risk elements in the portfolio. He has been with the Adviser or an affiliate since 2000; has worked in investment management since 1996; has managed investment portfolios since 2002. Education: B.A., University of Michigan; M.P.A Princeton University.

FINANCIAL HIGHLIGHTS

The Financial Highlights for the Hancock Horizon Funds and the Federated Hermes Funds are included as Annex D to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund’s financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.

The fiscal year end of each Hancock Horizon Fund is December 31. The fiscal year end of each of Federated Hermes Capital Income Fund, Federated Hermes International Leaders Fund, Federated Hermes International Small-Mid Company Fund, and Federated Hermes Global Allocation Fund is November 30. The fiscal year end for Federated Hermes Municipal Bond Fund, Inc. is March 31.

The financial highlights for the period ended December 31, 2020 for the Hancock Horizon Funds have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose reports, along with the Funds’ audited financial statements are included in each Hancock Horizon Fund’s Annual Report. Prior to July 31, 2020, the Hancock Horizon Funds’ fiscal year end was January 31, and the information for the periods ended on or before January 31, 2020 was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.

The financial highlights for the applicable fiscal year end of each Federated Hermes Fund, except the Federated Hermes MDT Market Neutral Fund, Federated Hermes Capital Income Fund and Federated Hermes Global Allocation Fund, have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose reports, along with each Fund’s audited financial statements, are included in each Federated Hermes Fund’s Annual Report. Federated Hermes Capital Income Fund and Federated Hermes Global Allocation Fund, have been audited by KPMG LLP, an independent registered public accounting firm, whose reports, along with each Fund’s audited financial statements, are included in each Federated Hermes Fund’s Annual Report.

Because the Federated Hermes MDT Market Neutral Fund has not commenced investment operations as of the date of this Prospectus/Proxy Statement, the Fund has no financial highlight information to report. The first fiscal year of the Federated Hermes MDT Market Neutral Fund will end December 31, 2021. Because Federated Hermes MDT Market Neutral Fund has not yet commenced investment operations and will only do so upon completion of the Reorganization, the Fund is expected to adopt and continue the financial highlights of the Hancock Horizon Quantitative Long/Short Fund. KPMG LLP is expected to serve as the independent registered public accounting firm for the Federated Hermes MDT Market Neutral Fund.

INVESTMENT ADVISERS

Hancock Horizon Funds

Horizon Advisers (the “Hancock Horizon Funds Adviser”) provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2021, Horizon Advisers employed approximately 58 people and managed approximately $498 million in assets. Horizon Advisers, formed in 2001, is an unincorporated division of Hancock Whitney Bank, which is a subsidiary of Hancock Whitney Corporation. Hancock Whitney Corporation and its family of companies, including Hancock Whitney Bank, are collectively referred to as “Hancock.” Horizon Adviser’s principal place of business is located at One Hancock Plaza, 3rd Floor, Gulfport, Mississippi 39502. Horizon Advisers and Hancock are responsible for the management of approximately $9.6 billion as of March 31, 2021.

Hancock Horizon Diversified International Fund

EARNEST Partners, LLC (“EARNEST”) serves as the investment sub-adviser to the Hancock Horizon Diversified International Fund and is responsible for the day-to-day management of the Fund’s investments. EARNEST, a Delaware limited liability company, was established in 1998 and is independently owned and operated. Paul E. Viera controls EARNEST through Westchester Limited, LLC, which owns greater than 75% of EARNEST. EARNEST’s principal place of business is located at 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309. As of March 31, 2021, EARNEST managed approximately $30.9 billion in assets.

Hancock Horizon International Small Cap Fund

GlobeFlex Capital LP (“GlobeFlex”) serves as the investment sub-adviser to the Hancock Horizon International Small Cap Fund and is responsible for the day-to-day management of the Fund’s investments. GlobeFlex was formed as a California limited partnership in 1994 and is majority owned by Marina L. Marrelli and Robert J. Anslow. GlobeFlex’s principal place of business is located at 4365 Executive Drive, Suite 720, San Diego, CA 92121. As of March 31, 2021, GlobeFlex managed approximately $3.5 billion in assets.

Federated Hermes Funds

The investment adviser for Federated Hermes MDT Market Neutral Fund is MDT Advisers. The investment adviser for Federated Hermes Capital Income Fund is FEMCOPA. The investment adviser for Federated Hermes International Leaders Fund, Federated Hermes International Small-Mid Company Fund and Federated Hermes Global Allocation Fund is Fed Global. The investment adviser for Federated Hermes Municipal Bond Fund, Inc. is FIMCO. Each Federated Hermes Funds Adviser is a subsidiary of Federated Hermes, Inc., and manages the respective Federated Hermes Fund’s assets, including buying and selling portfolio securities. In addition, Federated Advisory Services Company (“FASC”), an affiliate of the Federated Hermes Funds Advisers, provides those advisers with security and market data and certain other support services. The fees for FASC’s services are paid by the Federated Hermes Funds Advisers and not by the Federated Hermes Funds. The address of MDT Advisers is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110-2704. The address of Fed Global is 101 Park Avenue, 41st Floor, New York, NY 10178. The address of FEMCOPA, FIMCO and FASC is 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Federated Hermes Funds Advisers and other subsidiaries of Federated Hermes collectively advise approximately 161 equity, fixed-income and money market mutual funds (including sub-advised funds) as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $625 billion in assets as of March 31, 2021.

Federated Hermes was established in 1955 and is one of the largest investment managers in the United States with approximately 1,900 employees. Federated Hermes provides investment products to approximately 11,000 investment professionals and institutions.

The Federated Hermes MDT Market Neutral Fund has received and may rely upon an order from the Securities and Exchange Commission (“SEC”) that permits MDT Advisers, subject to approval by the Board of Trustees, to appoint a sub-adviser or change the terms of a subadvisory agreement without obtaining shareholder approval. The Fund is permitted to rely upon the SEC order to change sub-advisers, or the fees paid to a sub-adviser, without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit MDT Advisers to increase the aggregate advisory fee rate of the Fund without the approval of the shareholders. Shareholders of Hancock Horizon Long/Short Fund, including in their ultimate capacities as shareholders of the Federated Hermes MDT Market Neutral Fund, will not be asked to vote on this matter.

INVESTMENT ADVISORY FEES AND OTHER FEES/EXPENSES

The Hancock Horizon Funds and the Federated Hermes Funds pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary – Comparative Fee Tables” in this Prospectus/Proxy Statement.

Investment Advisory Fees

The Hancock Horizon Funds and Federated Hermes Funds pay the Hancock Horizon Funds Adviser and the Federated Hermes Funds Advisers, respectively, management fees as follows:

Hancock Horizon Fund	Advisory Fee*	Federated Hermes Fund	Advisory Fee
Diversified Income Fund	0.70% on the first $500 million in assets; 0.65% for assets between $500 million and $1 billion; and 0.60% on assets over $1 billion	Capital Income Fund	0.60%
Diversified International Fund	0.86% on the first $100 million in assets and 0.76% on assets over $100 million	International Leaders Fund	0.85%
International Small Cap Fund	0.80% on the first $500 million in assets; 0.75% for assets between $500 million and $1 billion; and 0.70% on assets over $1 billion	International Small-Mid Company Fund	0.90%
Dynamic Asset Allocation Fund	0.70% on the first $500 million in assets; 0.65% for assets between $500 million and $1 billion; and 0.60% on assets over $1 billion	Global Allocation Fund	0.55% plus 4.50% of gross income.
Louisiana Tax-Free Income Fund	0.60% on the first $500 million in assets; 0.55% for assets between $500 million and $1 billion; and 0.50% on assets over $1 billion	Municipal Bond Fund, Inc.	0.30% plus 4.50% of gross income.
Mississippi Tax-Free Income Fund	0.60% on the first $500 million in assets; 0.55% for assets between $500 million and $1 billion; and 0.50% on assets over $1 billion	Municipal Bond Fund, Inc.	0.30% plus 4.50% of gross income.
Quantitative Long/Short Fund	0.80% on the first $500 million in assets; 0.75% for assets between $500 million and $1 billion; and 0.70% on assets over $1 billion	MDT Market Neutral Fund	0.80%

* Currently, no Hancock Horizon Fund qualifies for a breakpoint in advisory fee based on current assets.

The Hancock Horizon Funds Adviser and the Federated Hermes Funds Advisers and certain of their affiliates have also agreed to certain “Fee Limits” as described in the corresponding footnotes to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of each Federated Hermes Fund’s Prospectus.

Rule 12b-1 Plan

Hancock Horizon Funds

None of the Hancock Horizon Funds have adopted a plan under Rule 12b-1 under the 1940 Act.

Federated Hermes Funds

Federated Hermes Fund	A	IS
Capital Income Fund	0.00%	None
International Leaders Fund	0.00%	None
International Small-Mid Company Fund	0.00%	None
Global Allocation Fund	0.00%	None
Municipal Bond Fund, Inc.	0.00%	None
MDT Market Neutral Fund	0.00%	None

The Federated Hermes Funds Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.05% of average net assets for A class to the Federated Securities Corp. (the “Distributor”) for the sale, distribution, administration and customer servicing of the Federated Hermes Funds’ classes. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. The Federated Hermes Funds’ A class has no present intention of paying, accruing or incurring any Rule 12b-1 Fees until such time as approved by the Funds’ Board of Trustees. Federated Hermes and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

Custody Services Fees (Hancock Horizon Funds only)

Hancock Whitney Bank serves as custodian of each Hancock Horizon Fund, except the Hancock Horizon Quantitative Long/Short Fund, and for such services is paid an annual fee, payable from the Hancock Horizon Funds’ assets, of 0.03% of each Hancock Horizon Fund’s average daily net assets. U.S. Bank National Association serves as custodian to the Hancock Horizon Quantitative Long/Short Fund.

Administrative Fees

Hancock Horizon Funds

SEI Investments Global Funds Services (the “Administrator”) is the Administrator of the AIC Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments company, is the owner of all beneficial interest in the Administrator.

The Hancock Horizon Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Hancock Horizon Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Hancock Horizon Funds. For the fiscal period from February 1, 2020 to December 31, 2020, the Hancock Horizon Funds paid fees as follows for these services:

Fund Name	Administration Fee Paid (000’s)[1]
Hancock Horizon Diversified Income Fund	$29
Hancock Horizon Diversified International Fund	$163
Hancock Horizon International Small Cap Fund	$13
Hancock Horizon Dynamic Asset Allocation Fund	$14
Hancock Horizon Louisiana Tax-Free Income Fund	$5
Hancock Horizon Mississippi Tax-Free Income Fund	$10
Hancock Horizon Quantitative Long/Short Fund	$82
1	Effective August 18, 2020, the AIC Board approved a change in the fiscal year end of the Hancock Horizon Funds from January 31 to December 31.

Federated Hermes Funds

Federated Administrative Services (FAS), a subsidiary of Federated Hermes, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Federated Hermes Funds. FAS provides administrative services for a fee based upon the rates set forth below paid on the average daily net assets of the Federated “Investment Complex”. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all Federated Hermes Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing administrative services to the Federated Hermes Funds.

Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.100%	on assets up to $50 billion
0.075%	on assets over $50 billion

Service Fees

Hancock Horizon Funds

The Hancock Horizon Funds, with respect to Investor Class Shares have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on a Fund’s Investor Class Shares’ average daily net assets. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder and/or administrative services.

To the extent that Investor Class Shares are held through Hancock or any of its affiliates, including Hancock Whitney Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Hancock Horizon Funds’ assets, of up to 0.25% of average daily net assets attributable to Investor Class Shares.

Federated Hermes Funds

The A Class of the Federated Hermes Funds may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Account Administration Fees (Federated Hermes Funds only)

The A class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Federated Hermes Funds and their shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees (Federated Hermes Funds only)

The Federated Hermes Funds may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees (Federated Hermes Funds only)

The Federated Hermes Funds may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

The Federated Hermes Funds, the Federated Hermes Funds Advisers, the Hancock Horizon Funds, and the Hancock Horizon Funds Adviser each may make payments to financial intermediaries, and the Funds describe such payments as follows:

Hancock Horizon Funds and Hancock Horizon Funds Adviser

The Hancock Horizon Funds and/or the Hancock Horizon Funds Adviser may compensate financial intermediaries for providing a variety of services to the Hancock Horizon Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Hancock Horizon Funds, their service providers or their respective affiliates.

From time to time, the Hancock Horizon Funds Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Hancock Horizon Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Hancock Horizon Funds Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Hancock Horizon Funds. A financial intermediary may provide these services with respect to Hancock Horizon Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Hancock Horizon Funds available to their customers or registered representatives, including providing the Hancock Horizon Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Hancock Horizon Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Hancock Horizon Funds Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Hancock Horizon Funds Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Hancock Horizon Fund shares, the amount of Hancock Horizon Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Hancock Horizon Funds Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of a Hancock Horizon Fund’s shares.

In addition to these payments, a shareholder’s financial intermediary may charge the shareholder account fees, commissions or transaction fees for buying or redeeming shares of the Hancock Horizon Funds, or other fees for servicing the shareholder’s account.

Hancock and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) and other trust and agency accounts that invest in the Hancock Horizon Funds. Hancock and its affiliates also may receive compensation for providing services to the Hancock Horizon Funds in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services.

Federated Hermes Funds and Federated Hermes Funds Advisers

The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to the Federated Hermes Funds shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Federated Hermes Funds to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Federated Hermes Funds Advisers). These payments are not reflected in the fees and expenses listed in the fee table section of the Federated Hermes Funds’ Prospectuses and described above because they are not paid by the Federated Hermes Funds.

These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Federated Hermes Fund’s and/or other Federated Hermes Funds’ relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Federated Hermes Funds to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Federated Hermes Funds and/or other Federated Hermes Funds, within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Federated Hermes Funds and any services provided, as well as about fees and/or commissions it charges.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

Federated Hermes Funds

The transfer agent and dividend disbursing agent for the Federated Hermes Funds is State Street Bank and Trust Company (State Street Bank). Services provided by State Street Bank include the issuance, cancellation and transfer of the Federated Hermes Funds’ shares, and the maintenance of records regarding the ownership of such shares.

Hancock Horizon Funds

Hancock Whitney Bank serves as the Hancock Horizon Funds’ transfer agent under a Transfer Agency and Service Agreement dated May 31, 2000, as amended May 31, 2002 and September 1, 2010. Hancock receives (i) an annual fee of $12,000 for each class of each Hancock Horizon Fund; and (ii) 0.0175% of the average daily net assets of the Hancock Horizon Funds under the Transfer Agency and Service Agreement.

The Reorganizations

In connection with the Reorganizations, any minimum investment amounts applicable to initial investments in the Federated Hermes Funds shall be waived with respect to the Hancock Horizon Funds shareholders initial receipt of Federated Hermes Funds shares as part of the Reorganization.

With respect to the A class of the Federated Hermes Funds (“Relevant Surviving Fund Shares”) to be acquired by shareholders of Investor shares of the Hancock Horizon Funds in connection with the Reorganization, as applicable, shareholders will initially acquire the relevant Federated Hermes Fund shares at NAV. With respect to subsequent purchases of the same Federated Hermes Fund shares in the future, such future purchases would be at NAV (without reduction for a sales charge) so long as: (1) the shareholder’s account opened on the books and records of the relevant Federated Hermes Fund as part of the Reorganization remains open and is held directly with the Federated Hermes Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the relevant Federated Hermes Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).

In connection with the Reorganizations, a shareholder of a Hancock Horizon Fund will initially acquire the shares of the applicable Federated Hermes Fund at net asset value, but subsequent purchases of such applicable Federated Hermes Fund may be subject to any sales loads (including any front-end sales load) applicable to purchases of such Federated Hermes Fund, as further described below.

Sales Charge for Certain Subsequent Purchases

Subsequent purchases of the Relevant Surviving Fund Shares by former shareholders of each Hancock Horizon Fund’s Investor Class shares may be subject to sales charges. The following table lists the sales charges which will be applied to such purchases of Relevant Surviving Fund Shares, subject to the breakpoint discounts indicated in the table and described below:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%

1 A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Relevant Surviving Fund Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction.

Subsequent purchases of Relevant Surviving Fund Shares may qualify for a reduction or elimination of the sales, also known as a breakpoint discount. Contingent upon notification to the Federated Hermes Funds’ Transfer Agent, the sales charge at subsequent purchase of the Relevant Surviving Fund Shares may be reduced or eliminated by:

•	Purchasing the Relevant Surviving Fund Shares in greater quantities to reduce the applicable sales charge;
•	Combining concurrent purchases of and/or current investments in Class A, Class B, Class C, Class C and Class R Shares of any Federated Hermes fund made or held by other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”); the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the Class A, Class B, Class C, Class F and Class R Shares of any Federated Hermes fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
•	Signing a letter of intent to purchase a qualifying amount of Relevant Surviving Fund Shares within 13 months. The Federated Hermes Funds’ custodian will hold Relevant Surviving Fund Shares in escrow equal to the maximum applicable sales charge. If you complete the letter of intent, the custodian will release the shares in escrow to your account. If you do not fulfill the letter of intent, the custodian will redeem the appropriate amount from the shares held in escrow to pay the sales charges that were not applied to your purchases.

Purchases

Federated Hermes Funds

Purchases of a Federated Hermes Funds’ shares may be made through a financial intermediary, directly from the Federated Hermes Funds by wire and by check or through an exchange from the same share class of another Federated Hermes Fund (for exchanges, you must meet the minimum initial investment requirements for purchasing shares and both accounts must have identical registrations). An institution may establish an account and place an order by calling a Federated Hermes Fund and the shares will be priced at the next calculated NAV after the Federated Hermes Fund receives the order. Similarly, shareholders may purchase shares of the Hancock Horizon Funds through an investment professional, financial institutions or financial intermediaries.

Federated Hermes Funds and Hancock Horizon Funds

Shares of the Hancock Horizon Funds and the Federated Hermes Funds may be purchased any day that the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in each Fund’s Prospectus), it is processed at the next calculated NAV of a share. Each of the Federated Hermes Funds’ and the Hancock Horizon Funds’ NAVs is determined as of the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time) each day the NYSE is open. Each Fund calculates the NAV by valuing the assets allocated to the share’s class, subtracting the liabilities allocated to the class and dividing the balance by the number of shares of the class outstanding.

Each of the Funds reserves the right to reject any request to purchase or exchange shares.

Systematic Investment Plan/Program

The Federated Hermes Funds offer a Systematic Investment Program (“SIP”).

For the Federated Hermes Funds to use the SIP, an investor needs to complete the SIP section of the new account form or contact the Federated Hermes Fund or the investor’s financial intermediary. Once you have opened an account, purchases of additional shares may be made automatically on a regular basis using the SIP. The minimum investment amount for SIPs is $50. Once you have opened an account, purchases of additional shares also may be made through a financial institution that is an ACH member (the purchase option can be established by completing the appropriate section of the new account form).

Minimum initial and subsequent investment amounts for the Federated Hermes Funds:

Share Class	Minimum Initial Investment	Minimum Subsequent Investment	Minimum Investment for SIP
A	$1,500	$100	$50
Institutional	$1,000	None	$50

There is no minimum initial or subsequent amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Federated Hermes Fund’s policy on “Accounts with Low Balances” as discussed in its Prospectus. An institutional investor’s minimum investment is calculated by combining all accounts it maintains with the Federated Hermes Fund. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Federated Hermes Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your share transactions.

Federated Hermes reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below $1,500 for the Class A Shares (or in the case of IRAs, $250) and $25,000 for the Service Shares and Institutional Shares. Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.

Minimum initial and subsequent investment amounts for the Hancock Horizon Funds:

Share Class	Minimum Initial Investment	Minimum Subsequent Investment
All Share Classes	$1,000	$100

A Hancock Horizon Fund may accept initial and subsequent investments of smaller amounts in its sole discretion. For example, the minimum initial investment is waived for persons affiliated with Horizon Advisers, its affiliates and certain Hancock Horizon Funds service providers. The initial minimum investment also is waived for persons repurchasing shares redeemed within the preceding 30 days, certain wrap program accounts and fee based accounts held through financial intermediaries, and retirement plans.

If your account balance drops below $1,000 you may be required to sell your shares. The Hancock Horizon Funds will generally provide at least 60 days’ written notice to allow you time to add to your account and avoid the involuntary redemption of your shares.

Redemptions and Exchanges

Redemptions

Hancock Horizon Funds	Federated Hermes Funds

The Hancock Horizon Funds’ shareholders may redeem shares of the Hancock Horizon Funds at its NAV next determined after the Hancock Horizon Funds receive a redemption request in proper form. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

Shares of the Federated Hermes Funds may be redeemed or exchanged any day the NYSE is open. Redemptions and exchanges of the Federated Hermes Fund may be made through a financial intermediary or directly from the Federated Hermes Fund by telephone or by mailing a written request. Shares also may be redeemed or exchanged in a minimum amount of $50 on a regular basis using a systematic withdrawal/exchange program (to use the systematic withdrawal/ exchange program, an investor must complete the appropriate section of the new account form or an account service options form or contact the investor’s financial intermediary or the Federated Hermes Fund). An investor’s account value must meet the minimum initial investment amount at the time the systematic withdrawal/exchange program is established. Shares of the Federated Hermes Fund may be redeemed for cash or exchanged for shares of the same class of other Federated Hermes Funds on days on which the Federated Hermes Fund computes its NAV.

Exchanges

Hancock Horizon Funds	Federated Hermes Funds
The Hancock Horizon Funds have an exchange privilege that allows shareholders to exchange their Institutional Class and Investor Class Shares for the same class of shares of any other Hancock Horizon Fund offering such Shares. Such an exchange is a taxable transaction for shareholders. Exchange requests must be for an amount of at least $1,000.

The Federated Hermes Funds have an exchange privilege that allows shareholders to exchange their shares for any Federated Hermes Fund or share class that does not have a stated sales charge or contingent deferred sales charge. An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Federated Hermes Funds may modify or terminate the exchange privilege at any time.

Hancock Horizon Fund shareholders may also exchange any class of shares of a Hancock Horizon Fund for a different class of shares of the same Hancock Horizon Fund, subject to such class’s eligibility requirements and the fees and expenses of the share class exchanged into.

For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

The Federated Hermes Funds do not have a same-fund exchange feature. Same-fund exchanges are subject to the eligibility requirements and the fees and expenses of the share class a shareholder exchanges into.

For federal income tax purposes, a same-fund exchange is not expected to result in the realization by the investor of a capital gain or loss.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of the Funds may be obtained by calling, the Federated Hermes Funds at 1-800-341-7400 or the Hancock Horizon Funds at 1-888-422-2654.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES

Dividends and Distributions

Federated Hermes Funds

Fund	Declaration Frequency	Payment Frequency
Federated Hermes Capital Income Fund	Monthly	Monthly
Federated Hermes International Leaders Fund	Annually	Annually
Federated Hermes International Small-Mid Company Fund	Annually	Annually
Federated Hermes Global Allocation Fund	Quarterly	Quarterly
Federated Hermes Municipal Bond Fund, Inc.	Daily	Monthly
Federated Hermes MDT Market Neutral Fund	Annually	Annually

Federated Hermes Fund shareholders who purchase shares by wire begin earning dividends on the day your wire is received. If you purchase shares by check, you begin earning dividends on the business day after the Federated Hermes Fund receives your check. In either case, you earn dividends through the day your redemption request is received.

Dividends are paid to all shareholders invested in a Federated Hermes Fund on the record date. The record date is the date on which a shareholder must officially own shares to earn a dividend.

In addition, the Federated Hermes Funds pay any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements.

The Federated Hermes Funds’ dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated Hermes Fund of which you are already a shareholder.

If you have elected to receive Federated Hermes Fund dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

Hancock Horizon Funds

Each Hancock Horizon Fund makes distributions of its net realized capital gains, if any, at least annually. If you own a Hancock Horizon Fund’s shares on a Fund’s record date, you will be entitled to receive the distribution.

With respect to the Hancock Horizon Funds, you will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Hancock Horizon Funds, or your investment professional or institution, in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Hancock Horizon Funds receive your written notice. To cancel your election, simply send the Hancock Horizon Funds, or your investment professional or institution, written notice.

Distributions from Sources other than Ordinary Investment Income

Under the federal securities laws, each of the Federated Hermes Funds and the Hancock Horizon Funds is required to provide a notice to shareholders regarding the source of distributions made by the applicable Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the applicable Fund’s distributions, if applicable, is available via the link to the applicable Fund and share class name at www.Federatedinvestors.com/FundInformation or at www.hancockhorizonfunds.com.

Tax Information

Each Fund’s distributions of dividends, with the exception of exempt-interest dividends, and capital gains are taxable to you whether paid in cash or reinvested in the Funds. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your shares.

Frequent Trading

Hancock Horizon Funds Frequent Trading Policies:

The Hancock Horizon Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Hancock Horizon Funds may present risks to the Hancock Horizon Funds’ long- term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Hancock Horizon Funds’ investment strategies, triggering the recognition of taxable gains and losses on the sale of Hancock Horizon Fund investments, requiring the Hancock Horizon Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

The Hancock Horizon Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Hancock Horizon Funds’ policies and procedures described in their prospectus and approved by the AIC Trust’s Board. For purposes of applying these policies, the Hancock Horizon Funds’ service providers may consider the trading history of accounts under common ownership or control. The Hancock Horizon Funds’ policies and procedures include the following:

•	Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Hancock Horizon Fund per quarter. If a shareholder exceeds this amount, the Hancock Horizon Fund and/ or its service providers may, at their discretion, reject any additional purchase or exchange orders. The Hancock Horizon Funds define a round trip as a purchase into a Hancock Horizon Fund by a shareholder, followed by a subsequent redemption out of the Hancock Horizon Fund, of an amount the Hancock Horizon Funds Adviser reasonably believes would be harmful or disruptive to the Hancock Horizon Fund.
•	Each Hancock Horizon Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Hancock Horizon Fund or the Hancock Horizon Funds Adviser reasonably believes that the trading activity would be harmful or disruptive to the Hancock Horizon Fund.

Each Hancock Horizon Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Hancock Horizon Funds’ long-term shareholders. The Hancock Horizon Funds do not knowingly accommodate frequent purchases and redemptions by Hancock Horizon Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Hancock Horizon Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Hancock Horizon Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Hancock Horizon Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Hancock Horizon Funds. If the Hancock Horizon Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Hancock Horizon Funds, the Hancock Horizon Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Hancock Horizon Funds or their service providers determine that the trading activity of any customer may be detrimental to the Hancock Horizon Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Hancock Horizon Funds by that customer. If the Hancock Horizon Funds are not satisfied that the intermediary has taken appropriate action, the Hancock Horizon Funds may terminate the intermediary’s ability to transact in Hancock Horizon Fund shares. When information regarding transactions in the Hancock Horizon Funds’ shares is requested by the Hancock Horizon Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Hancock Horizon Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Hancock Horizon Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Hancock Horizon Funds on behalf of other persons.

The Hancock Horizon Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Hancock Horizon Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Federated Hermes Funds Frequent Trading Policies:

Frequent or short-term trading into and out of the Federated Hermes Funds can have adverse consequences for the Federated Hermes Funds and shareholders who use the Federated Hermes Funds as long-term investment vehicles. Such trading in significant amounts can disrupt the Federated Hermes Funds’ investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Federated Hermes Funds. Investors engaged in such trading may also seek to profit by anticipating changes in each Federated Hermes Fund’s NAV in advance of the time as of which NAV is calculated.

The Federated Hermes Funds’ Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Federated Hermes Funds’ Shares. The Federated Hermes Funds’ fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Federated Hermes Funds also monitor trading in Federated Hermes Fund Shares in an effort to identify disruptive trading activity. The Federated Hermes Funds monitor trades into and out of each of the Federated Hermes Funds within a period of 30 days or less. The Federated Hermes Funds may also monitor trades into and out of the Federated Hermes Funds for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Federated Hermes Funds will temporarily prohibit the shareholder from making further purchases or exchanges of Federated Hermes Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Federated Hermes Funds will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Federated Hermes Fund Shares. Whether or not the specific monitoring limits are exceeded, the Federated Hermes Funds’ management or the Federated Hermes Funds Advisers may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Federated Hermes Funds and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Federated Hermes Funds define their limits on frequent trading of Federated Hermes Fund Shares, other purchases and sales of Federated Hermes Fund Shares may have adverse effects on the management of the Federated Hermes Funds’ portfolios and their performance.

The Federated Hermes Funds’ frequent trading restrictions do not apply to purchases and sales of Federated Hermes Fund Shares by other Federated Hermes funds. These funds impose the same frequent trading restrictions as the Federated Hermes Funds at their shareholder level. In addition, allocation changes of the investing Federated Hermes fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Federated Hermes Fund Shares, purchases and redemptions of Federated Hermes Fund Shares by other Federated Hermes funds could adversely affect the management of the Federated Hermes Funds’ portfolios and their performance.

The Federated Hermes Funds will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated Hermes (“Approved Accounts”). The Federated Hermes Funds will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Federated Hermes Funds.

The Federated Hermes Funds’ objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

Other funds in the Federated Hermes family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated Hermes funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated Hermes fund, please read the prospectus of that other Federated Hermes fund for more information.

Portfolio Holdings Disclosure Policies

Hancock Horizon Funds

The Hancock Horizon Funds generally publish a complete list of their portfolio holdings on a monthly basis, as of the end of the previous month. For example, each Hancock Horizon Fund’s investments as of the end of January would ordinarily be published at the end of February. Each Hancock Horizon Fund also publishes a list of its ten largest portfolio holdings, and the percentage of the Hancock Horizon Funds’ assets that each of these holdings represents, on a monthly basis, ten (10) days after the end of the month. The portfolio information described above can be found on the internet at http://aicfundholdings.com/. The information will generally remain available until replaced by new portfolio holdings information as described above. The investment advisers may exclude any portion of each Hancock Horizon Funds’ portfolio holdings from such publication when deemed to be in the best interest of each of the Hancock Horizon Funds. Please consult the Hancock Horizon Funds SAI for a full description of the policies and procedures that govern disclosure of the Hancock Horizon Funds’ portfolio holdings.

Federated Hermes Funds

Information concerning the Federated Hermes Funds’ portfolio holdings is available via the link to the Federated Hermes Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Federated Hermes Funds’ portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of a Federated Hermes Fund’s top 10 holdings, recent purchase and sale transactions and a percentage breakdown of the portfolio by sector.

You may also access portfolio information as of the end of the Fund’s fiscal quarters via the link to the Federated Hermes Fund and share class name at www.FederatedInvestors.com/FundInformation. A Federated Hermes Fund’s Annual and Semi-Annual Shareholder Reports contain complete listings of the Federated Hermes Fund’s portfolio holdings as of the end of the Federated Hermes Fund’s second and fourth fiscal quarters. The Federated Hermes Fund’s Form N-PORT filings contain complete listings of the Federated Hermes Fund’s portfolio holdings as of the end of the Federated Hermes Fund’s first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Federated Hermes Funds’ portfolio holdings and/or composition may be posted to Federated Hermes’ website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.

INFORMATION ABOUT THE REORGANIZATIONS

BOARD CONSIDERATIONS

AIC Board Considerations

At a meeting held on April 22, 2021 (the “April Meeting”), the AIC Board, which is comprised of a majority of trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), discussed, and ultimately approved, the Reorganizations. In advance of the April Meeting, the Hancock Horizon Funds Adviser and Federated Hermes provided background materials, analyses and other information to the Board regarding, among other things, the topics discussed below. At the April Meeting, the AIC Board met with representatives of the Hancock Horizon Funds Adviser and with representatives of Federated Hermes and the Federated Hermes Funds Advisers to discuss the Reorganizations.

When it considered the Reorganizations, the AIC Board, advised by counsel, took into account a number of factors, including, but not limited to:

•	The Hancock Horizon Funds Adviser’s discussion of the reasons for the Reorganizations, including that the Hancock Horizon Funds Adviser intends to discontinue its sponsorship of the Hancock Horizon Funds and exit the mutual fund business and in connection therewith determined to propose the Reorganizations for regulatory, financial and strategic reasons;
•	The terms of the Reorganizations;
•	The similar investment objectives, policies, risks and limitations of the Hancock Horizon Funds and the Federated Hermes Funds as described herein. See “Summary – Comparison of Investment Objectives, Policies and Risks” and “Summary – Comparison of Investment Limitations”;
•	The competitive stated gross expense ratios and lower net expense ratios, based on current asset levels, of the Federated Hermes Funds (other than the newly created Federated Hermes MDT Market Neutral Fund for the reasons described in this Prospectus/Proxy Statement), after taking into account voluntary fee waiver/expense reimbursement arrangements agreed to by Federated Hermes Funds Advisers and certain of their affiliates, which Federated Hermes represented are expected to continue following the Reorganizations for at least 12 months after the Closing Date of the Reorganizations. See “Summary – Comparative Fee Tables”;
•	The Hancock Horizon Funds Adviser’s representation to the AIC Board that, notwithstanding the higher overall expenses of the Federated Hermes MDT Market Neutral Fund compared to the Hancock Horizon Quantitative Long/Short Fund, the Hancock Horizon Funds Adviser believes that the applicable Reorganization would be in the best interests of the Hancock Horizon Quantitative Long/Short Fund’s shareholders because (i) although past performance is no guarantee of future results, Federated Hermes MDT Market Neutral Fund’s investment strategy is expected to produce more competitive investment performance on a going forward basis; and (ii) the Reorganization, which is intended to be tax-free, presents a viable alternative to a liquidation of the Hancock Horizon Quantitative Long/Short Fund, which would result in a taxable event for the Hancock Horizon Quantitative Long/Short Fund’s shareholders, in that it allows shareholders to participate in a fund with a similar investment strategy and become part of a larger family of mutual funds run by an experience investment adviser.
•	The generally competitive performance of the Federated Hermes Funds, including the long-term performance of the Federated Hermes Funds in a variety of market conditions, which suggested the viability of the Federated Hermes Funds from the perspective of long-term management results. See “Summary – Comparison of Potential Risks and Rewards; Performance Information”;
•	The tax-free status of the Reorganizations under the Code, which the Hancock Horizon Funds Adviser believes generally would be a preferable tax result for shareholders as compared to a liquidation of the Hancock Horizon Funds (which generally would result in taxable redemptions). See “Summary – Tax Consequences”;
•	The fact that the Hancock Horizon Funds Adviser or the Federated Hermes Funds Advisers, or their respective affiliates, will bear all of the costs and expenses incurred in connection with the preparation of this Prospectus/Proxy Statement and any of its enclosures, and that no portion of these costs or expenses will be borne by the Hancock Horizon Funds or their shareholders (other than costs relating to the purchase or disposition of any portfolio securities as described above) (see “Costs of the Reorganizations”);
•	Alternatives available to the shareholders of the Hancock Horizon Funds, in light of the fact that the Hancock Horizon Funds Adviser has determined to discontinue its sponsorship of the Hancock Horizon Funds;
•	That the Hancock Horizon Funds Adviser and Federated Hermes represented to the AIC Board that Federated Hermes committed to make commercially reasonable efforts to and intends to comply with the conditions of Section 15(f) of the 1940 Act with respect to the Reorganizations (see “Agreement Among Federated Hermes, Inc. and Hancock Whiney Bank” for more information regarding the requirements of Section 15(f)”);
•	The range and quality of services that the shareholders of the Hancock Horizon Funds will receive as shareholders of the Federated Hermes Funds will generally be comparable to the range and quality of services that such shareholders currently receive;
•	Shareholders of the Hancock Horizon Funds will not pay a sales charge to acquire shares of the Federated Hermes Funds in connection with the Reorganizations;
•	The qualifications of the investment personnel for the Federated Hermes Funds and the management of the Federated Hermes Funds, including the securities selection process, and the benefits that the Hancock Horizon Funds’ shareholders are expected to receive from the Federated Hermes Funds Advisers’ experienced investment professionals and investment management resources;
•	The level of resources and enterprise commitment of the Federated Hermes Funds Advisers to compliance and risk management functions;
•	Federated Hermes’ distribution capacity, which the Hancock Horizon Funds Adviser believes could result in larger, more viable funds with potentials for greater efficiencies and investment opportunities; and
•	Federated Hermes’ overall experience in the mutual fund business.

Given the above factors, the Hancock Horizon Funds Adviser advised the AIC Board, and the AIC Board concluded that, when considering the totality of the factors, the Reorganizations are in the best interest of the Hancock Horizon Funds and their shareholders.

Based on the foregoing, the AIC Board approved the Plans and Reorganizations on behalf of the Hancock Horizon Funds. In their deliberations, the AIC Board did not identify any particular factor or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and individual AIC Board members may have attributed different weights to various factors.

Federated Hermes Funds Board Considerations

The Boards of Trustees/Directors of the Federated Hermes Registrants (the “Federated Hermes Funds Board”) likewise approved the Reorganizations on behalf of the Federated Hermes Funds. The Federated Hermes Funds Board, including a majority of the trustees/ directors who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”), determined that the Reorganizations are in the best interest of the Federated Hermes Funds. The Federated Hermes Funds Board made its determination after reviewing the materials provided to the members of the Federated Hermes Funds Board and having the opportunity to request and evaluate such additional information as the Federated Hermes Funds Board deemed reasonably necessary to make its determination. The Federated Hermes Funds Board considered various information and factors in reviewing the Plans on behalf of the Federated Hermes Funds including, but not limited to, the following:

•	The Reorganizations are not expected to have a negative impact on the Federated Hermes Funds’ fees and expenses;
•	The Federated Hermes Funds Adviser believes that the investment objectives, policies, risks and limitations of each of the Hancock Horizon Funds and its corresponding surviving Federated Hermes Fund are similar and that, except for Federated Hermes MDT Market Neutral Fund, the Federated Hermes Funds have competitive expense ratios with lower net expense ratios after waivers when compared to the Hancock Horizon Funds. The Federated Hermes MDT Market Neutral Fund is expected to have the same advisory fee as the Hancock Horizon Quantitative Long/Short Fund, but the Federated Hermes MDT Market Neutral Fund is expected to have a higher net expense ratio as a result of higher dividend and interest payments and other expenses relating to short sales due to the manner in which the Federated Hermes Funds Adviser is expected to implement the market neutral strategy (such dividend and interest payments and other expenses relating to short sales are excluded from the Fund’s fee waiver arrangement). The Federated Hermes Funds Adviser believes that this market neutral strategy is advantageous and beneficial to shareholders in that the Fund’s performance is not dependent upon the direction of the equity markets and the Federated Hermes MDT Market Neutral Fund’s overall price movements are not expected to correlate with the general stock market’s price movements.
•	The Federated Hermes Funds, except for the newly created Federated Hermes MDT Market Neutral Fund which has not commenced operations as of the date of this Prospectus/Proxy Statement, have generally outperformed their corresponding Hancock Horizon Fund for the 1-, 5- and 10-year periods ended March 31, 2021, although the Hancock Horizon Funds have outperformed the Federated Hermes Funds in certain annual periods. For a discussion of the historical performance of all funds and accounts with similar investment objectives, strategies, policies and risks to those of the Federated Hermes MDT Market Neutral Fund managed by the applicable Federated Hermes Funds Adviser, see Annex F. Shareholders should carefully review the “COMPARATIVE FEE TABLES” and “COMPARISON OF POTENTIAL RISKS AND REWARDS; PERFORMANCE INFORMATION” sections of the Prospectus/Proxy Statement to evaluate the fees and expenses and performance records of the Funds for each proposed Reorganization.
•	The Federated Hermes Fund Advisers believe that the additional assets that would be acquired by the Federated Hermes Funds through the Reorganizations provide the potential for greater efficiencies and investment opportunities and may benefit the performance of the Federated Hermes Funds over time.
•	The qualifications of the investment personnel for the Federated Hermes Funds and the management of the Federated Hermes Funds;
•	The terms and conditions of the Plans;
•	Federated Hermes’ previous experience with transactions similar to the Reorganizations;
•	The Reorganizations are part of the sale by Hancock Whitney Bank to Federated Hermes of certain assets relating to Hancock Whitney Bank’s business of providing investment advisory and investment management services to the Hancock Horizon Funds, the terms and conditions of the sale, Federated Hermes’ due diligence in connection with the sale, and the anticipated impact of the sale on Federated Hermes;
•	The Federated Hermes Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated in Article IX of the Plans, a form of which is attached as Annex A (for more detail, see “Information About the Reorganizations – Costs of the Reorganizations”);
•	The estimated post-Reorganization costs and expenses related to the disposition of portfolio securities that the Federated Hermes Funds are anticipated to incur (for more detail, see “Costs of the Reorganization”); and
•	That the Reorganizations are expected to be conducted on a tax-free basis at the Fund-level. However, Hancock Horizon Quantitative Long/Short Fund may, but is not required to, and each other Hancock Horizon Fund will, distribute any undistributed income and realized capital gains accumulated prior to the Reorganization to its shareholders. These distributions, if any, will be taxable to individual investors, except to the extent that they are exempt-interest dividends.

Given the above factors, the Federated Hermes Funds Board concluded that, when considering the totality of the factors, the Reorganizations are in the best interest of the Federated Hermes Funds.

Based on the foregoing, the Federated Hermes Funds Board approved the Plans and Reorganization on behalf of the Federated Hermes Funds.

DESCRIPTION OF THE AGREEMENTS AND PLANS OF REORGANIZATION

The Plans provide for the respective Reorganizations to occur on the Closing Date, which is expected to be on or about September 24, 2021. The Hancock Horizon Funds, except Hancock Horizon Quantitative Long/Short Fund, will transfer all or substantially all of their assets (except for deferred or prepaid expenses, certain tax reclaims, and amounts reserved for payment of Reorganizing Fund liabilities, which currently are not expected to be material in amount when the Reorganizations are consummated on the Closing Date) to the corresponding Federated Hermes Funds. Under its Plan the Hancock Horizon Quantitative Long/Short Fund, will transfer all or substantially all of its assets (subject to the Stated Liabilities of the Hancock Horizon Quantitative Long/Short Fund) to the Federated Hermes MDT Market Neutral Fund when the Reorganization is consummated on the Closing Date. In exchange for the transfer of these assets, the Federated Hermes Funds will simultaneously issue to the Hancock Horizon Funds a number of full and fractional shares of the Federated Hermes Funds (as applicable) equal in value to the aggregate NAV of the shares of the Hancock Horizon Funds (as applicable) calculated as of 4:00 p.m. on the Closing Date.

For purposes of the Reorganizations, the value of the Hancock Horizon Funds’ assets to be acquired by the Federated Hermes Funds shall be the value of such assets as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the respective Federated Hermes Fund’s Declaration of Trust or Articles of Incorporation, each as amended and/or restated to date, and its current Prospectus and SAI, and in accordance with the Federated Hermes Funds’ valuation procedures or such valuation procedures as shall be mutually agreed upon (and approved by) the respective Boards of the Federated Hermes Registrants and the AIC Trust. At the time of the Reorganizations, the NAV per share of the Hancock Horizon Funds’ shares shall be computed as of the Closing Date, in accordance with valuation procedures established by the Board of the Federated Hermes Registrants or such other valuation procedures as shall be mutually agreed upon and approved by the respective Boards of the Federated Hermes Registrants and the AIC Trust. Although there are differences in the valuation procedures for the Hancock Horizon Funds and the Federated Hermes Funds, the Funds agree to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Plans.

Prior to the Reorganizations, the Hancock Horizon Funds, with the exception of the Hancock Horizon Quantitative Long/Short Fund, will discharge all of their known liabilities and obligations as provided in the Plans, and no Federated Hermes Fund will assume any liabilities of the Hancock Horizon Fund as a result of the Reorganizations. The status of foreign tax reclaims will also be determined prior to the Reorganizations as described in the Plans. Hancock Whitney Bank will assume all liabilities of the Hancock Horizon Funds of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged by the Hancock Horizon Fund.

With respect to Hancock Horizon Quantitative Long/Short Fund, the Fund will discharge on or prior to the Closing Date each of the following: (a) any director/trustee deferred compensation plan liabilities incurred on or prior to the Closing Date; (b) any liabilities arising due to the termination of any Hancock Horizon Quantitative Long/Short Fund contract; (c) any liabilities relating to any line of credit; (d) any liabilities related to the Hancock Horizon Quantitative Long/Short Fund Shares’ Rule 12b-1 and Shareholder Service fees (if applicable) incurred on or prior to the Closing Date; and (e) any other non-ordinary course liabilities mutually agreed upon by the Hancock Horizon Quantitative Long/Short Fund’s investment adviser and the Federated Hermes MDT Market Neutral Fund’s investment adviser after consultation with both Funds’ counsel to the independent trustees/directors. The status of foreign tax reclaims will also be determined prior to the Reorganizations as described in the Plan. Hancock Whitney Bank will assume any and all liabilities not discharged by the Hancock Horizon Quantitative Long/Short Fund prior to the Reorganization, other than Stated Liabilities assumed by the Federated Hermes MDT Market Neutral Fund pursuant to its Plan.

Following the transfer of assets in exchange for shares of the Federated Hermes Funds (as applicable), the Hancock Horizon Funds will distribute in complete liquidation of each Hancock Horizon Fund pro rata to its shareholders of record of each class of the Hancock Horizon Fund, determined as of the close of business on the Closing Date, all of the shares of the corresponding class of Federated Hermes Funds received by the Hancock Horizon Fund. This distribution will be accomplished by the establishment of accounts in the names of the Hancock Horizon Funds’ shareholders on the share records of the Federated Hermes Funds’ transfer agent. The Federated Hermes Funds do not issue share certificates to shareholders. The transfer of shareholder accounts from the Hancock Horizon Funds to the Federated Hermes Funds will occur automatically. It is not necessary for Hancock Horizon Funds shareholders to take any action to actually effect the transfer.

The Plans contain customary representations, warranties and conditions. Among other things, the Plans provide that the consummation of the Reorganizations is subject to the non-waivable condition that the AIC Trust and the Federated Hermes Registrants receive opinions to the effect that the Reorganizations will be tax-free to the Hancock Horizon Funds, their shareholders and the Federated Hermes Funds. A Plan may be terminated if, before the Closing Date, any of the required conditions have not been met and it reasonably appears that it will not or cannot be met; or there is a breach of any of the representations and warranties and agreements, if not cured within 30 days, or if earlier, by the Closing Date; or the Federated Hermes Funds Board or AIC Board determines that the relevant Reorganization is not in the best interest of the applicable Federated Hermes Fund or Hancock Horizon Fund, respectively.

All fees and expenses incurred directly in connection with the consummation of the Reorganizations and the transactions contemplated by the Plans will be borne as contemplated in the Plans. See “Information About the Reorganizations – Costs of the Reorganizations” in this Prospectus/Proxy Statement for additional information.

The foregoing brief summary of the Plans is qualified in its entirety by the terms and provisions of the respective Plans. A form of the Plans for the Reorganizations is attached hereto as Annex A and incorporated herein by reference.

AGREEMENT AMONG FEDERATED HERMES, INC. AND HANCOCK WHITNEY BANK

Federated Hermes entered into a Purchase Agreement with Hancock Whitney Bank, of which the Hancock Horizon Funds Adviser is an unincorporated division, dated as of April 7, 2021 (“Purchase Agreement”) regarding the sale by Hancock Whitney Bank to Federated Hermes (or one or more designated advisory subsidiaries of Federated Hermes) of certain assets relating to the Hancock Horizon Funds Adviser’s business of providing investment advisory and investment management services to the Hancock Horizon Funds, the Hancock Horizon Funds Adviser’s and its affiliates’ cooperation in connection with the Reorganizations, the payment of transaction expenses, and related matters (the “Transaction”). Assuming conditions in the Purchase Agreement and the Plans are met, shareholders of the Hancock Horizon Funds will become shareholders of the Federated Hermes Funds. If this occurs, the Hancock Horizon Funds Adviser or its affiliates may be entitled to receive compensation under the Purchase Agreement in the form of a fixed upfront payment, which is significant in amount and payable upon confirmation of a successful closing of the Transaction, and additional amounts (which can also be significant in amount), payable on or before 90 days after each of the first three anniversaries of the closing of the Transaction, calculated based on the net revenues received by Federated Hermes (or its affiliates) on the assets involved in the Transaction relating to the Reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund.

Under the Purchase Agreement, Federated Hermes and Hancock Whitney Bank have each agreed, for the minimum time periods specified in Section 15(f) of the 1940 Act and with respect to the Reorganizations subject to compliance with fiduciary duties, that Federated Hermes shall use commercially reasonable efforts not to cause (and to prevent their respective affiliates from causing) a violation of Section 15(f) in connection with the Reorganizations. Without limiting the foregoing, each of Federated Hermes and Hancock Whitney Bank agree that Federated Hermes, subject to compliance with fiduciary duties, will use commonly reasonable efforts to cause the Federated Hermes Funds Boards to take such actions as are necessary to ensure that: (i) for a three-year period following the closing of the Transaction, at least 75% of the Federated Hermes Funds Boards are not “interested persons” (as that term is defined in the 1940 Act) of the Federated Hermes Funds Advisers or Hancock Horizon Funds Adviser; and (ii) for a two-year period following the closing of the Transaction no “unfair burden” (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Reorganizations. In addition, for a three-year period following the closing of the Transaction, Federated Hermes shall, subject to compliance with fiduciary duties, use commercially reasonably efforts to cause the Federated Hermes Funds Boards to take such actions as are necessary to ensure that each vacancy on the Federated Hermes Funds Boards are filled by a person who is not an interested person of the Federated Hermes Funds Advisers so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Board members who are not interested persons. Federated Hermes may elect, in lieu of the covenants set forth in the preceding sentence, to apply for and obtain an exemptive order under Section 6(c) of the 1940 Act from the provisions of Section 15(f)(1)(A) of the 1940 Act, in form and substance reasonably acceptable to the Hancock Whitney Bank.

Hancock Whitney Bank, Federated Hermes and/or their affiliates have agreed upon which entities as between them will be responsible for all (or certain portions of) the transaction costs (as defined in the Plans) of the Reorganizations, including any costs associated with preparing, filing, printing, and mailing this Prospectus/Proxy Statement.

COSTS OF THE REORGANIZATION

Under each of the Plans, the Hancock Horizon Funds and the Federated Hermes Funds will not bear any expenses associated with their participation in the Reorganizations, except as contemplated below and under Article IX of the Plans, a form of which is attached as Annex A and incorporated herein by reference. The Federated Hermes Funds Advisers and/or the Hancock Horizon Funds Adviser, or their affiliates, will bear certain expenses associated with the Hancock Horizon Funds’ and the Federated Hermes Funds’ participation in the Reorganizations as agreed between them. Such Reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (e) other accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed; (f) solicitation and tabulation costs of the transaction; (g) other related administrative or operational costs; and, with respect only to the reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund, (h) costs associated with the creation, organization and registration of the Federated Hermes MDT Market Neutral Fund, including additional other accounting fees. Each of the foregoing expenses will be borne by the Federated Hermes Funds Advisers, the Hancock Horizon Funds Adviser, or their affiliates, as agreed between the Federated Hermes Funds Advisers and the Hancock Horizon Funds Adviser, and will not be borne by the Funds. The Federated Hermes Funds will bear expenses associated with the qualification of Federated Hermes Funds’ shares for sale in the various states on an as-incurred basis. In addition, to the extent that any disposal of portfolio securities is determined to be necessary in connection with a Reorganizations, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Federated Hermes Funds also may dispose of certain securities, and acquire replacement securities, after the Reorganizations are consummated in the ordinary course. The amount of transaction costs incurred by the Hancock Horizon Funds and the Federated Hermes Funds in connection with these potential sales and acquisitions of portfolio securities is not expected to be material.

With respect to Federated Hermes MDT Market Neutral Fund, securities may be held or disposed of following the applicable Reorganization in accordance with the MDT Advisers’ use of a quantitative computer model driven by fundamental stock selection variables. Because the Federated Hermes MDT Market Neutral Fund uses this quantitative, model-driven strategy which reallocates on a daily basis, it is difficult to provide an accurate assessment of the scope of the required reallocation of the Fund’s portfolio. With respect to the Federated Hermes MDT Market Neutral Fund, MDT Advisers will utilize both long and short positions to implement the market neutral strategy. MDT Advisers will need to engage a counterparty to effect the short sales aspect of its investment strategy, and this may take a few days after the Reorganization to implement. As a result, a ramp-up period may be required for the implementation of the short sales aspect of the Federated Hermes MDT Market Neutral Fund’s investment strategy.

Federated Fund	Total Brokerage Expenses/Commissions	Brokerage Expenses/ Commissions Per Shares
Federated Hermes MDT Market Neutral Fund	$ 29,250	0.0068

The transaction costs incurred in connection with the disposition of securities in accordance with the use of the quantitative computer model will be borne by Federated Hermes Adviser Series, subject to the applicable Fee Limit (to the extent such costs are applicable to the Fund’s total annual fund operating expenses) as discussed above in the section entitled “Summary - Comparative Fee Tables.”

DESCRIPTION OF THE HANCOCK HORIZON FUNDS AND FEDERATED HERMES FUNDS CAPITALIZATION

The shares of the Federated Hermes Funds to be issued to shareholders of the Hancock Horizon Funds under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive rights. Please see the prospectuses of the Federated Hermes Funds for additional information about the shares of the Federated Hermes Funds.

The following tables set forth the unaudited capitalization of the Hancock Horizon Funds into the Federated Hermes Funds on a pro forma combined basis after giving effect to the Reorganizations as of December 31, 2020. This section is for informational purposes only. As Hancock Horizon Quantitative Long/Short Fund is expected to be the accounting and legal survivor of its respective Reorganization, the Fund’s NAV was utilized to calculate the share adjustment, if any, for the corresponding Federated Hermes Fund.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Diversified Income Fund (Institutional)	$29,274,137	2,267,192	$12.91
Share Adjustment[2]		1,164,712
Federated Hermes Capital Income Fund (Institutional)	$ 152,973,637	17,943,205
Federated Hermes Capital Income Fund, Pro Forma Combined (IS Shares)	$ 182,247,774	21,375,109	$8.53
Hancock Horizon Diversified Income Fund (Investor)	$2,509,282	194,799	$12.88
Share Adjustment[2]		99,718
Federated Hermes Capital Income Fund (Class A)	$ 433,879,566	50,940,638
Federated Hermes Capital Income Fund, Pro Forma Combined (Class A)	$ 436,388,848	51,235,155	$8.52

1 Total net assets of Federated Hermes Capital Income Fund include an additional $425,857,877 of Class B, Class C, Class F and Class R Shares which are not involved in the Reorganization and are not reflected in the table above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of Hancock Diversified Income Fund and Federated Hermes Capital Income Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Dynamic Asset Allocation Fund (Institutional)	$17,425,120	1,009,483	$17.26
Share Adjustment[2]		(222,085)
Federated Hermes Global Allocation Fund (Institutional)	$ 104,645,090	4,728,470
Federated Hermes Global Allocation Fund, Pro Forma Combined (IS Shares)	$ 122,070,210	5,515,868	$22.13
Hancock Horizon Dynamic Asset Allocation Fund (Investor)	$303,534	17,571	$17.27
Share Adjustment[2]		(3,774)
Federated Hermes Global Allocation Fund (Class A)	$ 182,410,678	8,291,787
Federated Hermes Global Allocation Fund, Pro Forma Combined (Class A)	$ 182,714,212	8,305,584	$22.00

1 Total net assets of Federated Hermes Global Allocation Fund include an additional $118,316,151 of Class B, Class C, Class R and Class R6 Shares which are not involved in the Reorganization and are not reflected in the table above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of Hancock Horizon Dynamic Asset Allocation Fund and Federated Hermes Global Allocation Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Diversified International Fund (Institutional)	$ 220,444,183	8,613,404	$25.59
Share Adjustment[2]		(3,248,493)
Federated Hermes International Leaders Fund (Institutional)	$ 618,490,176	15,052,553
Federated Hermes International Leaders Fund, Pro Forma Combined (IS Shares)	$838,914,359	20,417,464	$41.09
Hancock Horizon Diversified International Fund (Investor)	$4,178,969	162,808	$25.67
Share Adjustment[2]		(61,105)
Federated Hermes International Leaders Fund (Class A)	$ 279,363,446	6,798,489
Federated Hermes International Leaders Fund, Pro Forma Combined (Class A)	$ 283,542,415	6,900,192	$41.09

1 Total net assets of Federated Hermes International Leaders Fund include an additional $153,597,653 of Class B, Class C, Class R and Class R6 Shares which are not involved in the Reorganization and are not reflected in the table above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of Hancock Horizon Diversified International Fund and Federated Hermes International Leaders Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon International Small Cap Fund (Institutional)	$22,480,754	1,273,984	$17.65
Share Adjustment[2]		(774,301)
Federated Hermes International Small-Mid Company Fund (Institutional)	$60,952,730	1,354,842
Federated Hermes International Small-Mid Company Fund, Pro Forma Combined (IS Shares)	$83,433,484	1,854,525	$44.99
Hancock Horizon International Small Cap Fund (Investor)	$194,551	11,002	$17.68
Share Adjustment[2]		(6,552)
Federated Hermes International Small-Mid Company Fund (Class A)	$98,947,299	2,263,394
Federated Hermes International Small-Mid Company Fund, Pro Forma Combined (Class A)	$99,141,850	2,267,844	$43.72

1 Total net assets of Federated Hermes International Small-Mid Company Fund include an additional $4,925,931 of Class C Shares which are not involved in the Reorganization and are not reflected in the table above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of Hancock Horizon International Small Cap Fund and Federated Hermes International Small-Mid Company Fund net asset value per share.

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Louisiana Tax-Free Income Fund (Institutional)	$4,758,749	271,932	$17.50
Share Adjustment[2]		167,878
Federated Hermes Municipal Bond Fund (Institutional)	$19,805,263	1,829,672
Federated Hermes Municipal Bond Fund, Inc., Pro Forma Combined (IS Shares)	$24,564,012	2,269,482	$10.82
Hancock Horizon Louisiana Tax-Free Income Fund (Investor)	$1,577,967	90,176	$17.50
Share Adjustment[2]		54,991
Federated Hermes Municipal Bond Fund, Inc. (Class A)	$ 271,090,444	24,949,886
Federated Hermes Municipal Bond Fund, Inc., Pro Forma Combined (Class A)	$ 272,668,411	25,095,053	$10.87

	Total Net Assets[1]	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Mississippi Tax-Free Fund (Institutional)	$10,363,920	606,151	$17.10
Share Adjustment[2]		351,697
Federated Hermes Municipal Bond Fund, Inc. (Institutional)	$19,805,263	1,829,672
Federated Hermes Municipal Bond Fund, Inc., Pro Forma Combined (IS Shares)	$30,169,183	2,787,520	$10.82
Hancock Horizon Mississippi Tax-Free Fund (Investor)	$2,051,230	119,810	$17.12
Share Adjustment[2]		68,896
Federated Hermes Municipal Bond Fund, Inc. (Class A)	$ 271,090,444	24,949,886
Federated Hermes Municipal Bond Fund, Inc., Pro Forma Combined (Class A)	$ 273,141,674	25,138,592	$10.87

1 Total net assets of Federated Hermes Municipal Bond Fund, Inc. include an additional $37,323,788 of Class B, Class C and Class F Shares which are not involved in the Reorganization and are not reflected in the table above.

2 Share adjustment necessary to reflect shares to be issued based on net assets of Hancock Horizon Louisiana Tax-Free Income Fund and Hancock Horizon Mississippi Tax-Free Fund and Federated Hermes Municipal Bond Fund, Inc.net asset value per share.

	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Hancock Horizon Quantitative Long/Short Fund (Institutional)	$79,414,295	4,451,826	$17.84
Share Adjustment		-
Federated Hermes MDT Market Neutral Fund (Institutional)	$-	-
Federated Hermes MDT Market Neutral Fund, Pro Forma Combined (IS Shares)	$79,414,295	4,451,826	$17.84
Hancock Horizon Quantitative Long/Short Fund (Investor)	$2,765,206	158,319	$17.47
Share Adjustment		-
Federated Hermes MDT Market Neutral Fund (Class A)	$-	-
Federated Hermes MDT Market Neutral Fund, Pro Forma Combined (Class A)	$2,765,206	158,319	$17.47

FEDERAL INCOME TAX CONSEQUENCES

As a non-waivable condition to each of the Reorganizations, each Federated Hermes Fund and the corresponding Hancock Horizon Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

•	The Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code (specifically under section 368(a)(1)(F) with respect only to the Reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund), and the Hancock Horizon Fund and Federated Hermes Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	No gain or loss will be recognized by the Federated Hermes Fund upon its receipt of the Hancock Horizon Fund’s assets solely in exchange for shares of the Federated Hermes Fund;
•	No gain or loss will be recognized by the Hancock Horizon Fund upon transfer of its assets to the Federated Hermes Fund solely in exchange for shares of the Federated Hermes Fund or upon the distribution (whether actual or constructive) of shares of the Federated Hermes Fund to shareholders of the Hancock Horizon Fund in exchange for their shares of the Hancock Horizon Fund;
•	No gain or loss will be recognized by shareholders of the Hancock Horizon Fund upon exchange of their shares for shares of the Federated Hermes Fund (including any fractional shares to which they may be entitled);
•	The aggregate tax basis of the shares of the Federated Hermes Fund received by shareholders of the Hancock Horizon Fund pursuant to the Reorganization (including any fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Hancock Horizon Fund’s shares held by such shareholder immediately prior to the Reorganization;
•	The holding period of the Federated Hermes Fund’s shares received by shareholders of the Hancock Horizon Fund (including any fractional shares to which they may be entitled) will include the period during which the Hancock Horizon Fund’s shares exchanged therefor were held by such shareholders, provided the shares of the Hancock Horizon Fund were held as capital assets at the time of the Reorganization;
•	The tax basis of the Hancock Horizon Fund’s assets acquired by the Federated Hermes Fund will be the same as the tax basis of such assets to the Hancock Horizon Fund immediately prior to the Reorganization;
•	The holding period of the assets of the Hancock Horizon Fund in the hands of the Federated Hermes Fund will include the period during which those assets were held by the Hancock Horizon Fund; and
•	With respect to each Reorganization except the Reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund, the Federated Hermes Fund will succeed to and take into account, as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations), the items of the Hancock Horizon Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code; or
•	With respect only to the Reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund, for purposes of section 381 of the Code, the Federated Hermes Fund will be treated just as the corresponding Hancock Horizon Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Hancock Horizon Quantitative Long/Short Fund’s taxable year, the Hancock Horizon Quantitative Long/Short Fund’s tax attributes enumerated in section 381(c) of the Code will be taken into account by the Federated Hermes MDT Market Neutral Fund as if there had been no Reorganization, and the part of the Hancock Horizon Quantitative Long/Short Fund’s last taxable year that began before the Reorganization will be included in the Federated Hermes MDT Market Neutral Fund’s first taxable year that ends after the Reorganization.

Each such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP, counsel providing the opinion, may reasonably request (and the Hancock Horizon Fund and Federated Hermes Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with the applicable Agreement and Plan of Reorganization (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). Notwithstanding anything herein to the contrary, neither the Federated Hermes Fund nor the Hancock Horizon Fund may waive the above conditions.

Assuming the Reorganization qualifies as a tax-free Reorganization, as expected, the Federated Hermes Fund will succeed to the capital loss carryforwards of the Hancock Horizon Fund. Capital losses of a fund may be carried forward indefinitely to offset future capital gains. However, other than in the case of the Reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund, a Fund's ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of a Reorganization. “Pre-acquisition losses” of either the Hancock Horizon Fund or the Federated Hermes Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of a Reorganization (“built-in gains”), the other Fund's pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

Generally, when ownership of a corporation with capital loss carryforwards changes for tax purposes in connection with a reorganization (as will be the case in each Reorganization other than the Reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund), the Code imposes various limitations on the use of capital loss carryforwards following the change in ownership. The amount of such loss carryforwards that can be used each year to offset post-acquisition capital gains would generally be determined by multiplying the “federal long-term tax-exempt rate” (the applicable rate as of June 2021 was 1.64%) by the value of the outstanding shares of the smaller Fund, currently the Hancock Horizon Fund, other than in the case of the Reorganization of Hancock Horizon Quantitative Long/Short Fund into Federated Hermes MDT Market Neutral Fund (possibly subject to adjustment for purposes of these rules), immediately prior to each Reorganization.

As of each Fund’s most recently completed fiscal year end, the Funds had capital loss carryforwards as follows:

Fund	Most Recent Fiscal Year End	Capital Loss Carryforward As Of Most Recent Fiscal Year End
Hancock Horizon Funds
Hancock Horizon Diversified Income Fund	December 31, 2020	$11,839,961
Hancock Horizon International Small Cap Fund	December 31, 2020	$2,045,099
Hancock Horizon Dynamic Asset Allocation Fund	December 31, 2020	$550,842
Hancock Horizon Louisiana Tax-Free Income Fund	December 31, 2020	$181,653
Hancock Horizon Mississippi Tax-Free Income Fund	December 31, 2020	$493,144
Hancock Horizon Quantitative Long/Short Fund	December 31, 2020	$8,227,165
Federated Hermes Funds
Federated Hermes Capital Income Fund	November 30, 2020	$256,380,375
Federated Hermes International Leaders Fund	November 30, 2020	$45,625,560
Federated Hermes Global Allocation Fund	November 30, 2020	$28,132,719

The Hancock Horizon Diversified International Fund, Federated Hermes International Small-Mid Company Fund, and Federated Hermes Municipal Bond Fund, Inc. did not have any capital loss carryforwards as of each Fund’s respective prior fiscal year end.

In addition, a Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Hancock Horizon Fund will receive a proportionate share of any "built-in" (unrealized) gains in the Federated Hermes Fund's assets, as well as any taxable gains realized by the Federated Hermes Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Federated Hermes Fund. As a result, shareholders of the Hancock Horizon Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Hancock Horizon Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Hancock Horizon Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Federated Hermes Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Hancock Horizon Fund built-in gains (as described above), potentially resulting in a tax benefit to Hancock Horizon Fund shareholders.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds' respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

See the discussion under the section entitled “Summary – Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganizations, including (without limitation) information on the unrealized gains/losses of the Funds, and the possibility that the Hancock Horizon Funds may make distributions of ordinary income (which may be taxable, except to the extent that they are exempt-interest dividends) and/or realized capital gains to its shareholders prior to the Reorganization being consummated.

Shareholders of the Hancock Horizon Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about the state and local tax consequences, if any, of the Reorganizations.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

Each Hancock Horizon Fund and Federated Hermes Fund is an open-end management investment company registered under the 1940 Act. The AIC Trust was established under the laws of the Commonwealth of Massachusetts. The Federated Hermes Registrants were established as follows. Federated Hermes Income Securities Trust was established under the laws of the Commonwealth of Massachusetts. Federated Hermes World Investment Series, Inc. was established under the laws of the state of Maryland. Federated Hermes Global Allocation Fund was established under the laws of the Commonwealth of Massachusetts. Federated Hermes Municipal Bond Fund, Inc. was established under the laws of the state of Maryland. Federated Hermes Adviser Series was established under the laws of the State of Delaware.

The rights of shareholders of the Federated Hermes Registrants and the AIC Trust are defined by their respective organizational documents and state law. The chart in Annex E attached hereto compares the rights of shareholders of the AIC Trust and the rights of shareholders of the Federated Hermes Registrants.

INFORMATION ABOUT HANCOCK HORIZON FUNDS AND FEDERATED HERMES FUNDS

WHERE TO FIND ADDITIONAL INFORMATION

Information about the Hancock Horizon Funds is included in its Prospectus and SAI dated May 1, 2021, as supplemented, which is incorporated herein by reference. Information about the Federated Hermes Capital Income Fund, Federated Hermes International Leaders Fund, Federated Hermes International Small-Mid Company Fund and Federated Hermes Global Allocation Fund is included in each Fund’s respective Prospectus and SAI dated January 31, 2021. Information about the Federated Hermes Municipal Bond Fund, Inc. is included in its Prospectus and SAI dated May 31, 2021. Information about the Federated Hermes MDT Market Neutral Fund is included in its prospectus and SAI to be dated June 24, 2021. Copies of the Prospectuses and SAIs of the Federated Hermes Funds, the Prospectus and SAI of the Hancock Horizon Funds, and the SAI dated July 12, 2021 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Federated Hermes Funds at 1-800-341-7400 or the Hancock Horizon Funds at 1-888-422-2654 or by writing to Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or writing the Hancock Horizon Funds at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Prospectus and SAI of the Hancock Horizon Funds can be found electronically at www.hancockhorizon.com. The Prospectuses and SAIs of the Federated Hermes Funds are also available electronically on Federated Hermes’ website at FederatedInvestors.com.

The AIC Trust, and the Federated Hermes Registrants, on behalf of their Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, information/proxy statements and other information filed by the AIC Trust and by the Federated Hermes Registrants, on behalf of their Funds, can be obtained by calling or writing the Funds. Copies of such material can be obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to participate and vote at the Special Meeting on the internet by virtual means. To participate in the Special Meeting virtually, shareholders must register in advance by visiting https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submitting the requested required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Hancock Horizon Funds’ proxy tabulator. Please plan to register prior to the Special Meeting, by September 9, 2021 at 10:00 a.m. (Eastern time). Each share of each Hancock Horizon Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of the Federated Hermes Funds are not being solicited since their approval is not required in order to effect the Reorganization.

Shareholders whose shares are registered directly with a Hancock Horizon Fund in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s proxy card in order to register to participate in and vote at the Special Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly-issued control number. We note that obtaining a legal proxy may take several days. Requests for registration must be received before the scheduled time for commencement of the Special Meeting. Shareholders should consider registering well in advance of the scheduled time in order to avoid any potential issues in becoming registered. Once shareholders have obtained a new control number, they must visit https://viewproxy.com/HancockHorizonFunds/broadridgevsm/ and submit their name and newly issued control number in order to register to participate in and vote at the Special Meeting.

After shareholders have submitted their registration information, they will receive an e-mail from Broadridge that confirms that their registration request has been received and is under review by Broadridge. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link to attend the Special Meeting, and (ii) an email with a password to enter at the event link in order to access the Meeting. Shareholders may vote before or during the Meeting at https://viewproxy.com/HancockHorizonFunds/broadridgevsm/. Only shareholders of the Hancock Horizon Funds present virtually or by proxy will be permitted to attend the virtual Special Meeting and be able to vote, or otherwise exercise the powers of a shareholder, at the Special Meeting.

Where shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Reorganizing Funds Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.

In order to hold and take action at the Special Meeting, other than adjourning the Special Meeting, a “quorum” of shareholders of the applicable Hancock Horizon Fund must be present. The presence virtually or by proxy of shareholders of the applicable Hancock Horizon Fund holding a majority of the total number of votes eligible to be cast by all shareholders of the Hancock Horizon Fund as of the Record Date constitutes a quorum for the transaction of business at the Special Meeting. Approval of each Plan requires the affirmative vote of the holders of not less than a majority of the shares of each Hancock Horizon Fund cast, virtually or by proxy, at the Special Meeting.

Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. Abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as votes present at the Special Meeting but will not be treated as votes cast at such Special Meeting. Abstentions and broker “non-votes”, therefore: (i) will be included for purposes of determining whether a quorum is present; and (ii) will have no effect on proposals that require an affirmative vote of a majority of votes cast for approval.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve the Plans are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Except when a quorum is not present at the Special Meeting, any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. Abstentions and "broker non-votes" will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the Plans in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the Plans against such an adjournment.

SHARE OWNERSHIP OF THE FUNDS

A shareholder who owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined under applicable securities laws) of the Fund. A control person’s vote could have more significant effect on matters presented to shareholders for approval then the vote of other Fund shareholders.

As of the date of this Prospectus/Proxy Statement, there were no outstanding shares of the Federated Hermes MDT Market Neutral Fund. Accordingly, there is no share ownership information to report for the Fund.

Hancock Horizon Funds

The following shareholders owned, of record, beneficially, or both, 5% or more of a share class of the indicated Fund’s shares as of [ ], 2021.

[TO BE FILED BY AMENDMENT]

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
[ ]	[ ]	[ ]	[ ]	[ ]

At the close of business on the Record Date, the Hancock Horizon Funds had the following numbers of outstanding shares:

[TO BE FILED BY AMENDMENT]

Name of Fund	Share Class	Outstanding Shares
[ ]	[ ]	[ ]

[At the close of business on the Record Date, Officers and Trustees of the Hancock Horizon Funds owned less than 1% of each class of the Hancock Horizon Funds’ outstanding shares.]

In addition, certain clients of Hancock Whitney Bank have delegated proxy voting responsibility with respect to their Hancock Horizon Fund Shares to Hancock Whitney Bank pursuant to the terms of Hancock Whitney Bank’s proxy voting policies and procedures. Accordingly, Hancock Whitney Bank has the authority to vote on behalf of these clients the Hancock Horizon Fund shares held by these clients. Hancock Whitney Bank will vote any shares of the Hancock Horizon Funds over which it has voting authority consistent with its proxy voting policies and procedures.

Pursuant to its proxy voting policies and procedures, Hancock Whitney Bank has determined, after reviewing all relevant information, that there are no material conflicts of interest that arise with respect to Hancock Whitney Bank voting on the Proposal described in this Prospectus/Proxy Statement. In making this determination, Hancock Whitney Bank’s Chief Compliance Officer reviewed the applicable rules and regulations under the Investment Advisers Act of 1940 and relevant Federal Deposit Insurance Corporation and Office of the Comptroller of the Currency regulations. In addition, Hancock Whitney Bank’s Chief Compliance Officer reviewed AIC Trust’s Policy Manual, specifically the sections pertaining to proxy voting and the best interests of accounts, and Horizon Adviser’s Policy and Procedures Manual.

The table below provides a breakdown, as of the Record Date, of the outstanding shares of each Hancock Horizon Fund for which Hancock Whitney Bank possesses voting power. [TO BE FILED BY AMENDMENT]

Fund	Number of Shares	Percentage of Fund
[ ]	[ ]	[ ]

Federated Hermes Funds

The following shareholders owned, of record, beneficially, or both, 5% or more of a share class of the indicated Fund’s shares as of [ ], 2021.

[TO BE FILED BY AMENDMENT]

Fund	Class	Name of Shareholder	Address of Shareholder	Percent of Class
[ ]	[ ]	[ ]	[ ]	[ ]

At the close of business on the Record Date, the Federated Hermes Funds had the following numbers of outstanding shares:

[TO BE FILED BY AMENDMENT]

Name of Fund	Share Class	Outstanding Shares
[ ]	[ ]	[ ]

[At the close of business on the Record Date, Officers and Trustees of the Federated Hermes Funds owned less than 1% of each class of the Hancock Horizon Funds’ outstanding shares.]

INTERESTS OF CERTAIN PERSONS

The Federated Hermes Funds Advisers are subsidiaries of Federated Hermes. All of the voting securities of Federated Hermes are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The AIC Trust is not required to, and does not, hold annual meetings. Nonetheless, the Board of Trustees of the AIC Trust may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the AIC Trust. Shareholders of the Hancock Horizon Funds who wish to present a proposal for action at a future meeting should submit a written proposal to the AIC Trust for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Hancock Horizon Funds' proxy statement since inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

No business other than the matter described above is expected to come before the Special Meeting, but should any other business properly come before the Special Meeting, the persons named in the enclosed proxy will vote thereon in their discretion.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ Michael Beattie

Michael Beattie

President

June 11, 2021

ANNEX A

FORMS OF AGREEMENTS AND PLANS OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

Hancock Horizon Quantitative Long/Short Fund

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and among (i) Federated Hermes Adviser Series, a Delaware statutory trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, Federated Hermes MDT Market Neutral Fund (the “Surviving Fund”), (ii) The Advisors’ Inner Circle Fund II, a Massachusetts business trust, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Reorganizing Fund Registrant”), on behalf of Hancock Horizon Quantitative Long/Short Fund (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”), and (iii) for the purposes of paragraphs 1.3, 1.9, 3.3, 3.5, 4.3, 5.10, 7.4 and 10.2 and Articles VI, IX, XI, XII, and XIII hereof only, Hancock Whitney Bank, a Mississippi state chartered bank, with its principal place of business at 2510 14th Street, 3rd Floor, Gulfport, Mississippi 39502. Other than the Funds, no other series of either the Surviving Fund Registrant or the Reorganizing Fund Registrant are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Investor Class Shares and Institutional Class Shares) (the “Reorganizing Fund Shares”) (subject to the stated liabilities of the Reorganizing Fund accrued and reflected in the books and records and net asset value of the Reorganizing Fund (“Stated Liabilities”)) in exchange solely for shares (Class A Shares and Institutional Shares, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Class A Shares and Institutional Shares) to the holders of the outstanding shares of the Reorganizing Fund (Investor Class Shares and Institutional Class Shares, respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Surviving Fund Registrant and the Reorganizing Fund Registrant, respectively, the Surviving Fund Registrant and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, the Surviving Fund is a “shell” series of the Surviving Fund Registrant created for the purpose of acquiring the assets and assuming the Stated Liabilities of the Reorganizing Fund;

WHEREAS, the Funds are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;

WHEREAS, the Trustees of the Surviving Fund Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2 (subject to the Stated Liabilities of the Reorganizing Fund, which shall be assumed by the Surviving Fund), to the Surviving Fund. In exchange, the Surviving Fund agrees to assume the Stated Liabilities and to deliver to the Reorganizing Fund the number of full and fractional Surviving Fund Shares with a total net asset value (“NAV”) equal to the total NAV of Reorganizing Fund Shares outstanding on the Closing Date (as defined below). Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2       ASSETS TO BE ACQUIRED.

The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of all of the property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence) owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund, nor any Non-Acceptable Foreign Tax Reclaim Receivables (which are defined as Foreign Tax Reclaim Receivables on the books and records of the Reorganizing Fund immediately prior to the Closing that either (i) the investment adviser to the Reorganizing Fund and the Reorganizing Fund have determined to write-off as of or prior to the Closing; or (ii) that are not Acceptable Foreign Tax Reclaim Receivables). “Foreign Tax Reclaim Receivables” shall be defined as the foreign tax reclaim receivables, as of any relevant date, identified as “reclaim receivables” on the books and records of the Reorganizing Fund.” “Acceptable Foreign Tax Reclaim Receivables” shall be defined as the Foreign Tax Reclaim Receivables on the books and records of the Reorganizing Fund as of the Closing that have been determined by Federated Hermes, Inc. and the Surviving Fund, in their sole discretion, to be eligible to be acquired by and transferred to, such Surviving Fund. For the avoidance of doubt, the Surviving Fund shall only acquire any Acceptable Foreign Tax Reclaim Receivables.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [ , 2021]. On the Closing Date, substantially all of the assets of the Reorganizing Fund will be transferred to the Surviving Fund. In exchange for the transfer of these assets and the Surviving Fund’s assumption of the Stated Liabilities (other than those liabilities as set forth in paragraph 1.3 herein which shall be discharged on or prior to the Closing Date) of the Reorganizing Fund, the Surviving Fund will simultaneously issue to the Reorganizing Fund the number of full and fractional Class A Shares and Institutional Shares, (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the Investor Class Shares and Institutional Class Shares, respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

1.3       LIABILITIES TO BE DISCHARGED AND ASSUMED. The Reorganizing Fund shall discharge on or prior to the Closing Date all liabilities of the Reorganizing Fund, except for ordinary course liabilities on the books and records of the Reorganizing Fund immediately prior to the closing. Without limiting the foregoing obligation to discharge liabilities, and for the avoidance of doubt, the Reorganizing Fund shall discharge on or prior to the Closing Date each of the following: (a) any director/trustee deferred compensation plan liabilities incurred on or prior to the Closing Date; (b) any liabilities arising due to the termination of any Reorganizing Fund contract; (c) any liabilities relating to any line of credit; (d) any liabilities related to the Reorganizing Fund Shares’ Rule 12b-1 and Shareholder Service fees (if applicable) incurred on or prior to the Closing Date; and (e) any other non-ordinary course liabilities mutually agreed upon by the Reorganizing Fund’s investment adviser and the Surviving Fund’s investment adviser after consultation with both Funds’ counsel to the independent trustees/directors. For the avoidance of doubt, the Surviving Fund shall not assume and have no liability with respect to any payments to the financier arising out of the aging of any contingent deferred sales charges for the Reorganizing Fund Shares. Hancock Whitney Bank agrees to assume all liabilities (other than Stated Liabilities assumed by the Surviving Fund pursuant to this Agreement) of the Reorganizing Fund of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged (or for which provision for payment has not been made) by the Reorganizing Fund pursuant to this paragraph 1.3, to the extent that such liabilities related to periods prior to the Confirmation of the Closing (as defined in paragraph 3.3).

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with (i) the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, (ii) Acceptable Foreign Tax Reclaim Receivables, and (iii) the Reorganizing Fund’s liquidation, dissolution and termination.

1.5       OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund, except as provided in paragraph 5.10 below or as otherwise agreed to in writing by the parties.

1.8       TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated as soon as is conveniently practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and completing all of its regulatory obligations and filings.

1.9       BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or Hancock Whitney Bank on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).

1.10       OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

a)	With respect to the Class A Shares of the Surviving Fund to be acquired by shareholders of the Reorganizing Fund’s Investor Class Shares, in connection with the Reorganization (“Relevant Surviving Fund Shares”), such a Reorganizing Fund Shareholder will initially acquire Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV (without reduction for a sales charge) so long as: (1) such Reorganizing Fund Shareholder’s account opened on the books and records of the Surviving Fund as part of the Reorganization remains open and is held directly with the Surviving Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).
b)	Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization. Any such privileges shall not apply with respect to any existing account with the Surviving Fund or any other fund within the family of funds sponsored by Federated Hermes, Inc. and its subsidiaries (“Federated Hermes Family of Funds”) or, except in connection with the Reorganization, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Hermes Family of Funds.

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund Registrant’s Declaration of Trust and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the Surviving Fund Registrant and Reorganizing Fund Registrant).

2.2       VALUATION OF SHARES. The NAV per share of each class of Reorganizing Fund Shares and Surviving Fund Shares shall be the NAV per share of such class of Reorganizing Fund Shares and Surviving Fund Shares, respectively, computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund Registrant’s Declaration of Trust and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3       SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund Registrant agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the valuations of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The closing shall occur on or about [ , 2021], or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place simultaneously at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Hermes, Inc. (“Federated Hermes”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2       TRANSFER OF ASSETS. As of the Closing Date, the Reorganizing Fund shall deliver or cause to be delivered the portfolio assets of the Reorganizing Fund to the Surviving Fund’s custodian (the “Surviving Fund Custodian”) for the account of the Surviving Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio assets held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “[Name of Custodian], for the benefit of the Federated Hermes MDT Market Neutral Fund.” If the Reorganizing Fund is unable to make such delivery as of the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Reorganizing Fund or its broker, then the Surviving Fund will waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Reorganizing Fund has, by or on the Closing Date, delivered to the Surviving Fund or the Surviving Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Surviving Fund or the Surviving Fund Custodian, such as brokers’ confirmation slips. The transfer of the portfolio assets of the Reorganizing Fund to the Surviving Fund shall take place beginning from and after the closing over the weekend immediately following the Closing Date, and shall be deemed to have been completed as of the closing upon receipt of the certificates contemplated in paragraph 3.3 below.

3.3       CUSTODIANS’ CERTIFICATES. U.S. Bank National Association, as custodian for the Reorganizing Fund (the “Reorganizing Fund Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund as of the closing a certificate of an authorized officer of the Reorganizing Fund Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund. The Surviving Fund Custodian shall deliver to the Reorganizing Fund and the Surviving Fund as of the closing a certificate of an authorized officer of the Surviving Fund Custodian stating that the Reorganizing Fund’s portfolio securities, cash, and any other assets have been received in proper form by the Surviving Fund as of the Closing Date (“Confirmation of the Closing”), subject to such portfolio securities, cash, and any other assets being received in proper form.

3.4       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.5       TRANSFER AGENT’S CERTIFICATE. Hancock Whitney Bank, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, SS&C Asset Manager Solutions), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	The Reorganizing Fund is a legally designated, separate series of a voluntary association (commonly known as a “business trust”) duly organized and validly existing, and in good standing, under the laws of the Commonwealth of Massachusetts.
b)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that, to the Reorganizing Fund’s knowledge, will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.
f)	Except as otherwise disclosed in writing to the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Reorganizing Fund or any of its properties or assets. The Reorganizing Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g)	The audited financial statements of the Reorganizing Fund as of December 31, 2020 and for the fiscal year then ended (the “Reorganizing Fund Financial Statements”) will be, and by the Closing Date will have been, prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) will fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there will be no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements. The Reorganizing Fund has provided the Surviving Fund with the Reorganizing Fund Financial Statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
h)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. The Reorganizing Fund hereby represents that it has accrued and reflected on the books and records of the Reorganizing Fund sufficient amounts with respect to the Stated Liabilities to cover the Surviving Fund’s assumption of such Stated Liabilities in connection with the Reorganization. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
i)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the Reorganizing Fund Shareholders, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
l)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
m)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.5. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.
o)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.8 hereof. Subject to such shareholder approval and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms against the Reorganizing Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
p)	Any information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents in connection with the transactions contemplated herein is accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
q)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Surviving Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r)	The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year through closing. The Reorganizing Fund qualified for automatic approval for a change in tax year end in accordance with the Code and the Treasury Regulations promulgated thereunder with respect to the Reorganizing Fund’s change in tax year end from April 30 to December 31, approved by the Reorganizing Fund’s Board on August 18, 2020. All forms or reports required by law to be filed to effectuate such a change in tax year end have been or will be timely filed and are or will be complete and correct in all material respects. Consummation of the transactions contemplated by this Agreement will not cause the Reorganizing Fund to fail to be qualified as a RIC as of the Closing Date.
s)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Reorganizing Fund Shareholders as described in paragraph 5.8.
t)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.
u)	The Reorganizing Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2       REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

a)	The Surviving Fund is a legally designated, separate series of a statutory trust duly organized and validly existing, and in good standing under the laws of the State of Delaware.
b)	The Surviving Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Surviving Fund Registrant’s registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the Surviving Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e)	As of the closing on the Closing Date, the Surviving Fund will have no assets (other than nominal seed capital invested by Federated Hermes and/or its affiliates) and no liabilities. The Surviving Fund has not commenced investment operations and will not commence investment operations until after the closing on the Closing Date. The initial shares held by the initial shareholder in the Surviving Fund have been or will be redeemed by the Surviving Fund prior to the Closing for the price for which they were issued, and any price paid for such initial shares shall at all times have been held by the Surviving Fund in a non-interest bearing account.

f)	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Fund or any of its properties or assets. The Surviving Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
g)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms against the Surviving Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
h)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will be the only Surviving Fund Shares outstanding as of the Closing Date and will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
i)	Any information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents in connection with the transactions contemplated herein is accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
j)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Reorganizing Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
k)	The Surviving Fund (i) will qualify and elect to be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year, (ii) will file all tax returns as a RIC and (iii) will take all necessary steps to ensure that it continues to qualify for taxation as a RIC under Sections 851 and 852 of the Code for its current taxable year. Consummation of the transactions contemplated by this Agreement will not cause the Surviving Fund to fail to be qualified as a RIC as of the Closing Date.
l)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Surviving Fund Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Delaware law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
m)	The Surviving Fund, and the Surviving Fund Registrant with respect to the Surviving Fund, is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund will be determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, or the Surviving Fund Registrant with respect to the Surviving Fund, that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now, or (b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.
n)	The Surviving Fund was formed for the purpose of effecting the Reorganization and prior to the Closing Date, (i) will have carried on no business activity (apart from holding the initial investment of the initial shareholder), (ii) will not have had any tax attributes (including those specified in Section 381(c) of the Code), (iii) will not have held any property, and immediately following the Reorganization, the Surviving Fund will possess solely assets and liabilities that were possessed by the Reorganizing Fund immediately prior to the Reorganization; provided, however, that at the time of or before the Reorganization, the Surviving Fund may hold a de minimis amount of assets to facilitate its organization and the transactions described in the Agreement.

o)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
p)	The Surviving Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
q)	The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
r)	By the Closing Date, the Surviving Fund Registrant’s Board and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Surviving Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Surviving Fund.
s)	The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund’s Board and committees of the Surviving Fund’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.

4.3       REPRESENTATIONS OF HANCOCK WHITNEY BANK. Hancock Whitney Bank represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and Surviving Fund Registrant, on behalf of the Surviving Fund, as follows:

a)	Hancock Whitney Bank is a Mississippi state chartered bank duly formed, validly existing and in good standing under the laws of the State of Mississippi and has power to own all of its properties and assets and to carry out its obligations under this Agreement.
b)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Hancock Whitney Bank. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of Hancock Whitney Bank, enforceable in accordance with its terms against Hancock Whitney Bank, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
c)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by Hancock Whitney Bank with respect to Hancock Whitney Bank for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Reorganizing Fund’s or Surviving Fund’s Board meetings to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1       OPERATION IN ORDINARY COURSE. The Reorganizing Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions. The Surviving Fund shall not have commenced operations, prepared books of account and related records or financial statements or issued any shares, except for those operations commenced, books of accounts and related records or financial statements prepared or shares issued in connection with a private placement to the initial shareholder of the Surviving Fund to secure any required initial shareholder approvals.

5.2       INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3       ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

5.4       FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as reasonably, mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes as of the most recent tax year end, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.6       PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to Reorganizing Fund Shareholders (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and a statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.7       RESERVED.

5.8       APPROVAL BY SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.9       VALUATION MATTERS. The Reorganizing Fund Registrant and the Surviving Fund Registrant will coordinate with their respective administrators and investment advisers to provide valuation checks to determine whether the use of the Surviving Fund’s valuation procedures, as provided in paragraph 2.1 of this Agreement, will result in material differences in the prices of the portfolio securities of the Reorganizing Fund as compared to the prices of the same portfolio securities determined using the Reorganizing Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Reorganizing Fund Registrant and the Surviving Fund Registrant will use commercially reasonable efforts to cause their administrators and investment advisers to work together, in good faith, to eliminate such material differences prior to the closing. The Surviving Fund Registrant and Reorganizing Fund Registrant each covenants that it will not make any material changes to the Surviving Fund’s or Reorganizing Fund’s (as applicable) valuation procedures prior to the Closing Date without providing the Reorganizing Fund Registrant or the Surviving Fund Registrant (as applicable) with written notice of such changes at least ten days prior to the effective date of such changes.

5.10       TAX FILINGS. The Reorganizing Fund (or Hancock Whitney Bank on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. The Surviving Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Surviving Fund with respect to taxable years ending after the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11        TREATMENT AS (F) REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a)(1)(F) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1       All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the Surviving Fund Registrant’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

6.2       The Surviving Fund Registrant has not made any material changes to the Surviving Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

6.3       Hancock Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Hancock Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the confirmation of the closing.

6.4       The Reorganizing Fund shall have received a favorable opinion of K&L Gates LLP, counsel to the Surviving Fund Registrant, dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Reorganizing Fund, to the following effect:

a)	This Agreement has been duly authorized, executed and delivered by the Surviving Fund Registrant, on behalf of the Surviving Fund, and assuming the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, is the valid and binding obligation of the Surviving Fund Registrant and the Surviving Fund enforceable against the Surviving Fund Registrant and the Surviving Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
b)	The execution and delivery of this Agreement by the Surviving Fund Registrant on behalf of the Surviving Fund did not, and the performance by the Surviving Fund Registrant and the Surviving Fund of their obligations hereunder will not, violate the Surviving Fund Registrant’s Declaration of Trust or Bylaws currently in effect.
c)	The Surviving Fund Shares to be issued for transfer to the Reorganizing Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Surviving Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Surviving Fund, and no shareholder of the Surviving Fund has any preemptive right of subscription or purchase in respect thereof.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1       Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the reasonable satisfaction of the Surviving Fund and its investment adviser, Federated MDTA LLC, and such Registration Statement shall have been declared effective and delivered to the shareholders of the Reorganizing Fund as of the record date set forth therein.

7.2       All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

7.3       The Reorganizing Fund Registrant has not made any material changes to the Reorganizing Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

7.4       Hancock Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Hancock Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the Confirmation of the Closing.

7.5       The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       All necessary Board approvals of this Agreement and the transactions contemplated herein shall have been obtained by the Funds in accordance with applicable law and the governing documents of the Reorganizing Fund and Surviving Fund. This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Agreement and Declaration of Trust, as amended, and By-Laws. The Reorganizing Fund Registrant shall have delivered to the Surviving Fund reasonable evidence of such approval. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the Reorganizing Fund Shareholders consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been resolved to the reasonable satisfaction of the parties.

8.6        The Surviving Fund Shares to be delivered to the Reorganizing Fund in accordance with paragraph 1.1 hereof shall be eligible for sale by the Surviving Fund Registrant with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Surviving Fund Shares lawfully to be delivered to Reorganizing Fund Shareholders.

8.7       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that the Reorganization qualifies as a “reorganization” under Section 368(a)(1)(F) of the Code, and for federal income tax purposes:

a)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares (including fractional shares to which they may be entitled).
e)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder (including fractional shares to which they may be entitled) will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
g)	For purposes of Section 381 of the Code, the Surviving Fund will be treated just as the Reorganizing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Reorganizing Fund’s taxable year, the Surviving Fund will succeed to and take into account the Reorganizing Fund’s tax attributes enumerated in Section 381(c) of the Code, and the part of the Reorganizing Fund’s taxable year before the Reorganization will be part of the Surviving Fund’s taxable year that includes the Reorganization.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.7.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. Federated MDTA LLC or its affiliates and/or Hancock Whitney Bank or its affiliates, will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (e) other accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed (including in connection with the creation and registration of the Surviving Fund); (f) costs associated with organizing the Surviving Fund; (g) solicitation and tabulation costs of the transaction; and (h) other related administrative or operational costs. For the avoidance of doubt, accounting fees that are related to the claiming, resolution or documentation of foreign tax reclaims or related Foreign Tax Reclaim Receivables are not “accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed.” The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a)(1)(F) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       Except with respect to the Non-Disclosure Agreement among the Reorganizing Fund Registrant, Federated Hermes, Inc. and the Surviving Fund Registrant dated March 5, 2021, the Surviving Fund Registrant, on behalf of the Surviving Fund, and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund (for purposes of this paragraph 10.1, the “Parties”), and supersedes any prior representation, warranty, covenant, statement and/or understanding between the Parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The representations in paragraphs 4.1(q), 4.2(n) and 4.3(c) and the covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the Surviving Fund Registrant and the Reorganizing Fund Registrant. In addition, either the Surviving Fund Registrant or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;
b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
c)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the Surviving Fund Registrant, respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, their respective Trustees or their respective officers or Hancock Whitney Bank, its affiliates, trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by their respective Boards, and the officers of Hancock Whitney Bank; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such Reorganizing Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

13.6       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

13.7       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Surviving Fund Registrant at 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attention: Chief Legal Officer, the Reorganizing Fund Registrant at The Advisors’ Inner Circle Fund II, c/o SEI Corporation, One Freedom Valley Drive, Oaks, PA 19456, Attention: Legal Department, or Hancock Whitney Bank at 2510 14th Street, 3rd Floor, Gulfport, Mississippi 39502, Attention: General Counsel.

13.8        It is expressly agreed that the obligations of the Parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Parties personally, but shall bind only the property of the respective Party. The execution and delivery of this Agreement by authorized officers of the Parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Parties. The obligations of the Reorganizing Fund Registrant under this Agreement are binding only upon the assets and property belonging to the Reorganizing Fund and the obligations of the Surviving Fund Registrant under this Agreement are binding only up

[Signature page follows]

AGREEMENT AND PLAN OF REORGANIZATION

Hancock Horizon [ ] Fund

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and among (i)[Federated Trust/Corporation], with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Surviving Fund Registrant”), on behalf of its series, [Federated Fund] (the “Surviving Fund”), (ii) The Advisors’ Inner Circle Fund II, a Massachusetts business trust, with its principal place of business at One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the “Reorganizing Fund Registrant”), on behalf of [Hancock Horizon Fund] (the “Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”), and (iii) for the purposes of paragraphs 1.3, 1.9, 3.3, 3.5, 4.3, 5.10, 7.4 and 10.2 and Articles VI, IX, XI, XII, and XIII hereof only, Hancock Whitney Bank, a Mississippi state chartered bank, with its principal place of business at 2510 14th Street, 3rd Floor, Gulfport, Mississippi 39502. Other than the [Funds][Reorganizing Fund], no other series of [either the Surviving Fund Registrant or the Reorganizing Fund Registrant] [the Reorganizing Fund Registrant] are parties to this Agreement.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers [Investor Class Shares, Class C Shares and Institutional Class Shares]) (the “Reorganizing Fund Shares”) in exchange solely for shares [(Service Shares, Class A Shares, and Institutional Shares, respectively)], no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares [(Service Shares, Class A Shares and Institutional Shares)] to the holders of the outstanding shares of the Reorganizing Fund ([Investor Class Shares, Class C Shares and Institutional Class Shares], respectively), and (iii) the liquidation, dissolution and termination of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, [the Surviving Fund and] the Reorganizing Fund [is a][are] separate series of the [Surviving Fund Registrant] and the Reorganizing Fund Registrant, [respectively], the Surviving Fund [Registrant] and Reorganizing Fund Registrant are open-end, registered management investment companies, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;

WHEREAS, [the Funds] [the Reorganizing Fund and Surviving Fund] are authorized to issue their shares of beneficial interests [and stock, respectively];

WHEREAS, the Trustees of the Reorganizing Fund Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund;

WHEREAS, the [Directors] [Trustees] of the Surviving Fund [Registrant] have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a)  the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value (“NAV”) per share of such class of the Reorganizing Fund Shares computed in the manner as of the time and date set forth in paragraph 2.2 by (y) the NAV per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2       ASSETS TO BE ACQUIRED.

The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivable, and other assets (except as provided in the next sentence) owned by the Reorganizing Fund as of the Closing Date. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund, nor any Non-Acceptable Foreign Tax Reclaim Receivables (which are defined as the Foreign Tax Reclaim Receivables on the books and records of the Reorganizing Fund immediately prior to the Closing that either (i) the investment adviser to the Reorganizing Fund and the Reorganizing Fund have determined to write-off as of or prior to the Closing; or (ii) that are not Acceptable Foreign Tax Reclaim Receivables). “Foreign Tax Reclaim Receivables” shall be defined as the foreign tax reclaim receivables, as of any relevant date, identified as “reclaim receivables” on the books and records of the Reorganizing Fund.” “Acceptable Foreign Tax Reclaim Receivables” shall be defined as the Foreign Tax Reclaim Receivables on the books and records of the Reorganizing Fund as of the Closing that have been determined by Federated Hermes, Inc. and the Surviving Fund, in their sole discretion, to be eligible to be acquired by, and transferred to, such Surviving Fund. For the avoidance of doubt, the Surviving Fund shall only acquire any Acceptable Foreign Tax Reclaim Receivables.

The Reorganization is to occur on the Closing Date, which is expected to be on or after [ , 2021]. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional [insert share classes], (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the [insert share classes], respectively, of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.

1.3       LIABILITIES TO BE DISCHARGED AND ASSUMED. The Reorganizing Fund will discharge all of its known liabilities and known obligations prior to or as of the Closing Date. Hancock Whitney Bank agrees to assume all liabilities of the Reorganizing Fund of any nature whatsoever, whether absolute or contingent, known or unknown, accrued or unaccrued, that are not discharged (or for which provision for payment has not been made) by the Reorganizing Fund pursuant to this paragraph 1.3, to the extent that such liabilities relate to periods prior to the Confirmation of the Closing (as defined in paragraph 3.3). For the avoidance of doubt, the Surviving Fund shall not assume any liabilities or obligations of the Reorganizing Fund in connection with the Reorganization.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record of each class of the Reorganizing Fund, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the corresponding class of Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with (i) the settlement of any securities transactions effected before, but not settled by, the Closing Date, with such settlements to be delivered to the Surviving Fund, (ii) Acceptable Foreign Tax Reclaim Receivables, and (iii) the Reorganizing Fund’s liquidation, dissolution and termination.

1.5       OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund’s transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate NAV of the Reorganizing Fund Shares computed in the manner set forth in paragraph 2.2, to be distributed to Reorganizing Fund Shareholders.

1.6       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time, as a condition of such issuance and transfer, shall be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

1.7       REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund, except as provided in paragraph 5.10 below or as otherwise agreed to in writing by the parties.

1.8       TERMINATION. The Reorganizing Fund shall be liquidated, dissolved and terminated as soon as is conveniently practicable following the Closing Date and the making of all distributions pursuant to paragraph 1.4 and completing all of its regulatory obligations and filings.

1.9       BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date. Copies of the applicable books and records may be retained as required by applicable law or as necessary for the Reorganizing Fund or Hancock Whitney Bank on behalf of the Reorganizing Fund to prepare and file tax returns pursuant to paragraph 5.10 of this Agreement, provided that the Reorganizing Fund maintains them in a secure and confidential manner and does not disclose them unless required by law (which, for the avoidance of doubt, shall include the Reorganizing Fund’s obligation to file tax returns).

1.10       OTHER REORGANIZATION-SPECIFIC ITEMS.

In connection with the Reorganization, any minimum investment amounts applicable to initial investments in the Surviving Fund Shares shall be waived with respect to the Reorganizing Fund Shareholder’s initial receipt of Surviving Fund Shares as part of the Reorganization.

a)	With respect to the Class A Shares of the Surviving Fund to be acquired by shareholders of the Reorganizing Fund’s Investor Class Shares [and Class D Shares], in connection with the Reorganization (“Relevant Surviving Fund Shares”), such a Reorganizing Fund Shareholder will initially acquire Relevant Surviving Fund Shares pursuant to the terms of this Agreement at NAV (without reduction for a sales charge). With respect to subsequent purchases of Relevant Surviving Fund Shares in the future, such future purchases of Relevant Surviving Fund Shares would be at NAV (without reduction for a sales charge) so long as: (1) such Reorganizing Fund Shareholder’s account opened on the books and records of the Surviving Fund as part of the Reorganization remains open and is held directly with the Surviving Fund’s Transfer Agent (and not through an intermediary) or (2) such future purchase otherwise qualifies for a sales load exception pursuant to the terms of the Surviving Fund’s prospectus (such as, for example, that the shares are purchased through a program offered by a financial intermediary that provides for the purchase of shares without imposition of a sales charge and where the financial intermediary has agreed not to receive a dealer reallowance on purchases under the program).
b)	Any privileges granted to any Reorganizing Fund Shareholder in connection with the Reorganization shall apply only with respect to the account of such Reorganizing Fund Shareholder opened on the books and records of the Surviving Fund as part of the Reorganization. Any such privilege shall not apply with respect to any existing account with the Surviving Fund or any other fund within the family of funds sponsored by Federated Hermes, Inc. and its subsidiaries (“Federated Hermes Family of Funds”) or, except in connection with the Reorganization, any other account opened by or on behalf of any Reorganizing Fund Shareholder with the Surviving Fund or any other fund within the Federated Hermes Family of Funds.

ARTICLE II

VALUATION

2.1       VALUATION OF ASSETS. The value of the Reorganizing Fund’s assets to be acquired by the Surviving Fund hereunder shall be the value of such assets computed as of the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Surviving Fund[‘s] [Registrant’s] [Articles of Incorporation] [Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the respective Boards of Directors/Trustees (“Board”) of the [Surviving Fund] [Surviving Fund Registrant] and Reorganizing Fund Registrant).

2.2       VALUATION OF SHARES. The NAV per share of each class of Reorganizing Fund Shares and Surviving Fund Shares shall be the NAV per share of such class of Reorganizing Fund Shares and Surviving Fund Shares, respectively, computed as of the closing on the Closing Date, using the valuation procedures set forth in the Surviving Fund[‘s] [Registrant’s] [Articles of Incorporation] [Declaration of Trust] and the Surviving Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by their respective Boards).

2.3       SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund’s assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.

2.4       DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund. The Reorganizing Fund Registrant and the Surviving Fund [Surviving Fund Registrant] agree to use commercially reasonable efforts to cause their respective administrators and investment advisers to work together to resolve before the Closing Date any material differences identified between the valuations of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the valuations of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures.

ARTICLE III

CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The closing shall occur on or about [ , 2021], or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place simultaneously at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Hermes, Inc. (“Federated Hermes”), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree. The closing may be held in person, by facsimile, email or such other communication means as the parties may agree.

3.2       TRANSFER OF ASSETS. As of the Closing Date, the Reorganizing Fund shall deliver or cause to be delivered the portfolio assets of the Reorganizing Fund to the Surviving Fund’s custodian (the “Surviving Fund Custodian”) for the account of the Surviving Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio assets held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Surviving Fund Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act, and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of “[Name of Custodian], for the benefit of the [Name of Surviving Fund].” If the Reorganizing Fund is unable to make such delivery as of the Closing Date in the manner contemplated by this paragraph for the reason that any of such securities or other assets purchased prior to the Closing Date have not yet been delivered to the Reorganizing Fund or its broker, then the Surviving Fund will waive the delivery requirements of this paragraph with respect to said undelivered securities or other assets if the Reorganizing Fund has, by or on the Closing Date, delivered to the Surviving Fund or the Surviving Fund Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Surviving Fund or the Surviving Fund Custodian, such as brokers’ confirmation slips. The transfer of the portfolio assets of the Reorganizing Fund to the Surviving Fund shall take place beginning from and after the closing over the weekend immediately following the Closing Date, and shall be deemed to have been completed as of the closing upon receipt of the certificates contemplated in paragraph 3.3 below.

3.3       CUSTODIANS’ CERTIFICATES. Hancock Whitney Bank, as custodian for the Reorganizing Fund (the “Reorganizing Fund Custodian”), shall deliver to the Surviving Fund and the Reorganizing Fund as of the closing a certificate of an authorized officer of the Reorganizing Fund Custodian stating that: (a) the Reorganizing Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund as of the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund. The Surviving Fund Custodian shall deliver to the Reorganizing Fund and the Surviving Fund as of the closing a certificate of an authorized officer of the Surviving Fund Custodian stating that the Reorganizing Fund’s portfolio securities, cash, and any other assets have been received in proper form by the Surviving Fund as of the Closing Date (“Confirmation of the Closing”), subject to such portfolio securities, cash, and any other assets being received in proper form.

3.4       EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the New York Stock Exchange (“NYSE”) or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored that is mutually acceptable to the parties.

3.5       TRANSFER AGENT’S CERTIFICATE. Hancock Whitney Bank, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of each class of outstanding Reorganizing Fund Shares owned by each such shareholder immediately prior to the closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company (and/or its service agent, SS&C Asset Manager Solutions), its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Reorganizing Fund Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund’s account on the books of the Surviving Fund. At the closing, each party shall deliver to the other such bills of sale, checks, assignments, treasurer, chief financial officer, president/vice president, secretary or other officer certificates, custodian and transfer agent instructions and certificates, tax opinions, receipts and other instruments or documents, if any, as such other party or its counsel, may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE REORGANIZING FUND. The Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund [Registrant, on behalf of the Surviving Fund], as follows:

c)	The Reorganizing Fund is a legally designated, separate series of a voluntary association (commonly known as a “business trust”) duly organized and validly existing, and in good standing, under the laws of the Commonwealth of Massachusetts.
d)	The Reorganizing Fund Registrant is registered as an open-end management investment company under the 1940 Act, the Reorganizing Fund Registrant’s registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund Shares are registered under the Securities Act of 1933, as amended (“1933 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
e)	The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
f)	The Reorganizing Fund is not in violation of, and assuming shareholder approval of the Reorganization is obtained, the execution, delivery, and performance of this Agreement will not result in the violation of, any provision of the Reorganizing Fund Registrant’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
g)	The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that, to the Reorganizing Fund’s knowledge, will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.
h)	Except as otherwise disclosed in writing to the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Reorganizing Fund or any of its properties or assets. The Reorganizing Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
i)	The audited financial statements of the Reorganizing Fund as of December 31, 2020 and for the fiscal year then ended (the “Reorganizing Fund Financial Statements”) will be, and by the Closing Date will have been, prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Reorganizing Fund’s assets as of the date of such statements, (copies of which have been furnished to the Surviving Fund) will fairly reflect in all material respects the financial condition of the Reorganizing Fund as of such date, and there will be no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements. The Reorganizing Fund has provided the Surviving Fund with the Reorganizing Fund Financial Statements, which contain a list of all of the Reorganizing Fund’s assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
j)	Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Reorganizing Fund shall not constitute a material adverse change.
k)	As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund’s knowledge, there have been no material miscalculations of the NAV of the Reorganizing Fund or the NAV per share of any class or classes of Reorganizing Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
l)	The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all material action taken at all meetings and by all written consents in lieu of meetings of the Reorganizing Fund Shareholders, the Reorganizing Fund’s Board and committees of the Reorganizing Fund’s Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
m)	The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.
n)	All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted or proposed with respect to such returns.
o)	All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable (except as described in the registration statement on Form N-1A of the Reorganizing Fund) by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the closing, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund’s transfer agent as provided in paragraph 3.5. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
p)	At the closing, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund’s assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to the Surviving Fund.
q)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund other than shareholder approval as required by paragraph 5.8 hereof. Subject to such shareholder approval and due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms against the Reorganizing Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
r)	Any information furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents in connection with the transactions contemplated herein is accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
s)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Reorganizing Fund Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Surviving Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
t)	The Reorganizing Fund has qualified, elected and been eligible to be treated as a “regulated investment company” under Sections 851 and 852 of the Code (a “RIC”), in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its taxable year ending upon the Closing Date. The Reorganizing Fund qualified for automatic approval for a change in tax year end in accordance with the Code and the Treasury Regulations promulgated thereunder with respect to the Reorganizing Fund’s change in tax year end from April 30 to December 31, approved by the Reorganizing Fund’s Board on August 18, 2020. All forms or reports required by law to be filed to effectuate such a change in tax year end have been or will be timely filed and are or will be complete and correct in all material respects. Consummation of the transactions contemplated by this Agreement will not cause the Reorganizing Fund to fail to be qualified as a RIC as of the Closing Date.
u)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Reorganizing Fund Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Reorganizing Fund Shareholders as described in paragraph 5.8.
v)	The Reorganizing Fund, and the Reorganizing Fund Registrant with respect to the Reorganizing Fund, has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Reorganizing Fund Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Reorganizing Fund Registrant’s ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund’s ability to consummate the transactions contemplated by this Agreement.
w)	The Reorganizing Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

4.2       REPRESENTATIONS OF THE SURVIVING FUND. The Surviving Fund [Registrant, on behalf of the Surviving Fund], represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, as follows:

t)	The Surviving Fund is a [legally designated, separate series of a corporation] [voluntary association (commonly known as a “business trust”)] duly organized and validly existing, and in good standing under the laws of the [State of Maryland] [Commonwealth of Massachusetts].
u)	The Surviving [Fund] [Fund Registrant] is registered as an open-end management investment company under the 1940 Act, the Surviving [Fund’s] [Fund Registrant’s] registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund Shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
v)	The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
w)	The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, any provision of the [Surviving Fund] [Surviving Fund Registrant’s] [Articles of Incorporation] [Declaration of Trust] or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
x)	Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Surviving Fund or any of its properties or assets. The Surviving Fund, without any special investigation or inquiry, knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
y)	The audited financial statements of the Surviving Fund as of [XX] and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
z)	The unaudited financial statements of the Surviving Fund as of [XX], and for the six months then ended have been prepared in accordance with generally accepted accounting principles, and such statements, including a list of all of the Surviving Fund’s assets as of the date of such statements, (copies of which have been furnished to the Reorganizing Fund) fairly reflect in all material respects the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
aa)	Since the date of the financial statements referred to in sub-paragraph ([f/g]) above, there have been no material adverse changes in the Surviving Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to the Reorganizing Fund. For the purposes of this sub-paragraph (h), a decline in the NAV of the Surviving Fund shall not constitute a material adverse change.
bb)	All federal and other tax returns and reports of the Surviving Fund required by law to be filed (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects, and all federal and other taxes (whether or not shown as due on such returns and reports) have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
cc)	All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund (except as described in the registration statement on Form N-1A of the Surviving Fund). The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
dd)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms against the Surviving Fund, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
ee)	Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, as of the closing, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
ff)	Any information furnished by the Surviving Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents in connection with the transactions contemplated herein is accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.
gg)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the [Surviving Fund] [Surviving Fund Registrant] with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Reorganizing Fund’s Board meeting to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
hh)	The Surviving Fund has qualified, elected and been eligible to be treated as a RIC under Sections 851 and 852 of the Code, in respect of each taxable year since its commencement of operations; and qualifies and is treated and will continue to qualify and be treated as a RIC under Sections 851 and 852 of the Code for its current taxable year. Consummation of the transactions contemplated by this Agreement will not cause the Surviving Fund to fail to be qualified as a RIC as of the Closing Date.
ii)	No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or [Maryland] [Massachusetts] law for the execution of this Agreement by the [Surviving Fund] [Surviving Fund Registrant], for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the [Surviving Fund] [Surviving Fund Registrant], for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under [Maryland] [Massachusetts] law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
jj)	The Surviving Fund, [and the Surviving Fund Registrant with respect to the Surviving Fund], has been and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Surviving Fund has been and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Surviving Fund, threatened against the Surviving Fund, [or the Surviving Fund Registrant with respect to the Surviving Fund], that would question the right, power or capacity of (a) the Surviving Fund to conduct its business as conducted now or at any time in the past, or [(b) the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.] [(b) the Surviving Fund Registrant’s ability to enter into this Agreement on behalf of the Surviving Fund or the Surviving Fund’s ability to consummate the transactions contemplated by this Agreement.]
kk)	The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ll)	The Surviving Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.
mm)	As of the date hereof, except as previously disclosed to the Reorganizing Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Surviving Fund’s knowledge, there have been no material miscalculations of the NAV of the Surviving Fund or the NAV per share of any class or classes of Surviving Fund Shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
nn)	The minute books and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement contain a true and complete record of all material actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Surviving Fund, the Surviving Fund’s Board and committees of the Surviving Fund’s Board. The stock transfer ledgers and other similar records of the Surviving Fund as made available to the Reorganizing Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all material record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Surviving Fund Shares.
oo)	The Surviving Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder in all material respects.

4.3       REPRESENTATIONS OF HANCOCK WHITNEY BANK. Hancock Whitney Bank represents and warrants to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and Surviving Fund [Registrant, on behalf of the Surviving Fund,] as follows:

c)	Hancock Whitney Bank is a Mississippi state chartered bank duly formed, validly existing and in good standing under the laws of the State of Mississippi and has power to own all of its properties and assets and to carry out its obligations under this Agreement.
d)	The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Hancock Whitney Bank. Subject to the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, this Agreement constitutes a valid and binding obligation of Hancock Whitney Bank, enforceable in accordance with its terms against Hancock Whitney Bank, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.
c)	From the effective date of the Registration Statement (as defined in paragraph 5.6), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by Hancock Whitney Bank with respect to Hancock Whitney Bank for use in the Proxy Materials (as defined in paragraph 5.6), or any other materials provided in connection with the Reorganization, including specific written responses to due diligence questions provided in connection with the Reorganizing Fund’s or Surviving Fund’s Board meetings to approve this Agreement, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

ARTICLE V

COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND

5.1       OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include portfolio turnover, changes to the portfolio necessary to transition the portfolio to the Surviving Fund, customary dividends, other dividends and distributions to shareholders contemplated herein, and shareholder purchases and redemptions.

5.2       INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3       ADDITIONAL INFORMATION. The Reorganizing Fund will provide reasonable assistance to the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund Shares.

5.4       FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.5       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as reasonably, mutually acceptable to the Surviving Fund and the Reorganizing Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Reorganizing Fund Registrant’s Treasurer.

5.6       PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The [Surviving Fund] [Surviving Fund Registrant] will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to Reorganizing Fund Shareholders (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus and a statement of additional information of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 and any additional proxy and/or solicitation materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.7       PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, if any, for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

5.8       APPROVAL BY SHAREHOLDERS. The Reorganizing Fund Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.9       VALUATION MATTERS. The Reorganizing Fund Registrant and the [Surviving Fund] [Surviving Fund Registrant] will coordinate with their respective administrators and investment advisers to provide valuation checks to determine whether the use of the Surviving Fund’s valuation procedures, as provided in paragraph 2.1 of this Agreement, will result in material differences in the prices of the portfolio securities of the Reorganizing Fund as compared to the prices of the same portfolio securities determined using the Reorganizing Fund’s valuation procedures, such valuation check to be conducted no later than one month prior to the Closing Date and again within one week of the Closing Date on mutually agreeable dates. In the event that such valuation check reveals material pricing differences, the Reorganizing Fund Registrant and the [Surviving Fund] [Surviving Fund Registrant] will use commercially reasonable efforts to cause their administrators and investment advisers to work together, in good faith, to eliminate such material differences prior to the closing. The [Surviving Fund] [Surviving Fund Registrant] and Reorganizing Fund Registrant each covenants that it will not make any material changes to the Surviving Fund’s or Reorganizing Fund’s (as applicable) valuation procedures prior to the Closing Date without providing the Reorganizing Fund Registrant or the Surviving Fund Registrant (as applicable) with written notice of such changes at least ten days prior to the effective date of such changes.

5.10       TAX FILINGS. The Reorganizing Fund (or Hancock Whitney Bank on behalf of the Reorganizing Fund) shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Reorganizing Fund with respect to taxable years ending on or prior to the Closing Date and further shall cause such tax returns to be duly filed with the appropriate taxing authorities.

5.11        TREATMENT AS REORGANIZATION. The Reorganizing Fund and the Surviving Fund agree to treat the Reorganization as a “reorganization” under Section 368(a) of the Code and will file all tax returns consistent with such treatment. Neither the Reorganizing Fund nor the Surviving Fund will take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a “reorganization” under Section 368(a)(1) of the Code, unless otherwise required by a “determination” within the meaning of Section 1313(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND

The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

6.1       All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund’s name by the [Surviving Fund’s] [Surviving Fund Registrant’s] President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.

6.2       The [Surviving Fund] [Surviving Fund Registrant] has not made any material changes to the Surviving Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

6.3       Hancock Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Hancock Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the confirmation of the closing.

6.4       The Reorganizing Fund shall have received a favorable opinion of K&L Gates LLP, counsel to the [Surviving Fund] [Surviving Fund Registrant], dated the Closing Date, with such assumptions and limitations as shall be in the opinion of such firm appropriate to render the opinions expressed therein, and in a form reasonably satisfactory to the Reorganizing Fund, to the following effect:

c)	This Agreement has been duly authorized, executed and delivered by the Surviving Fund [Registrant, on behalf of the Surviving Fund,] and assuming the due authorization, execution and delivery of this Agreement by the other parties to this Agreement, is the valid and binding obligation of the Surviving Fund [Registrant and the Surviving Fund] enforceable against the Surviving Fund [Registrant and the Surviving Fund] in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights generally and other equitable principles.
d)	The execution and delivery of this Agreement by the Surviving Fund [Registrant on behalf of the Surviving Fund] did not, and the performance by the Surviving Fund [Registrant and the Surviving Fund] of [its/their] obligations hereunder will not, violate the [Surviving Fund’s] [Surviving Fund Registrant’s] [organizing documents] or Bylaws currently in effect.
c)	The Surviving Fund Shares to be issued for transfer to the Reorganizing Fund’s shareholders as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and, assuming receipt by the Surviving Fund of the consideration contemplated hereby, fully paid and nonassessable shares in the Surviving Fund, and no shareholder of the Surviving Fund has any preemptive right of subscription or purchase in respect thereof.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1       Any comments from the Commission’s staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the reasonable satisfaction of the Surviving Fund and its investment adviser, [Federated Investment Management Company] [MDTA LLC], and such Registration Statement shall have been declared effective and delivered to the shareholders of the Reorganizing Fund as of the record date set forth therein.

7.2       All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund’s name by the Reorganizing Fund Registrant’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.

7.3       The Reorganizing Fund Registrant has not made any material changes to the Reorganizing Fund’s valuation procedures between the date of this Agreement and the Closing Date, except as provided in paragraph 5.9 herein.

7.4       Hancock Whitney Bank shall have executed and delivered to the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, an Assumption of Liabilities dated the Closing Date pursuant to which Hancock Whitney Bank will assume the liabilities of the Reorganizing Fund as provided in paragraph 1.3 hereof in connection with the transactions contemplated by this Agreement, to the extent such liabilities relate to periods prior to the Confirmation of the Closing.

7.5       The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund’s assets and liabilities, together with a list of the Reorganizing Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Reorganizing Fund Registrant.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1       All necessary Board approvals of this Agreement and the transactions contemplated herein shall have been obtained by the Funds in accordance with applicable law and the governing documents of the Reorganizing Fund and Surviving Fund. This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Reorganizing Fund Registrant’s Agreement and Declaration of Trust, as amended, and By-Laws. The Reorganizing Fund Registrant shall have delivered to the Surviving Fund reasonable evidence of such approval. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.

8.2       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be pending or, to the knowledge of the Reorganizing Fund or the Surviving Fund, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.

8.4       The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. The Registration Statement and Proxy Materials shall have been mailed to the Reorganizing Fund Shareholders consistent with applicable law. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5       Any material differences between the prices of the portfolio assets of the Reorganizing Fund determined using the Surviving Fund’s valuation procedures as compared to the prices of the same portfolio assets determined using the Reorganizing Fund’s valuation procedures identified pursuant to paragraph 2.4 of this Agreement shall have been resolved to the reasonable satisfaction of the parties.

8.6        The Surviving Fund Shares to be delivered to the Reorganizing Fund in accordance with paragraph 1.1 hereof shall be eligible for sale by the Surviving Fund Registrant with the securities commission or agency of each state or other jurisdiction of the United States with which such eligibility is required in order to permit the Surviving Fund Shares lawfully to be delivered to the Reorganizing Fund Shareholders.

8.7       The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:

h)	The transfer of all or substantially all of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution, liquidation and termination of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
i)	No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
j)	No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund’s assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
k)	No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares (including fractional shares to which they may be entitled).
l)	The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder (including fractional shares to which they may be entitled) will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
m)	The tax basis of the Reorganizing Fund’s assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
n)	The Surviving Fund will succeed to and take into account the items of the Reorganizing Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

Such opinion shall be based on customary assumptions and shall be conditioned on (1) such representations as K&L Gates LLP may reasonably request (and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations) all being true and complete on the Closing Date, and (2) the Reorganization’s consummation in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendments hereof that K&L Gates LLP has not approved). The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.7.

ARTICLE IX

EXPENSES

The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. [Federated Investment Management Company] [MDTA LLC] or its affiliates and/or Hancock Whitney Bank or its affiliates, will bear certain expenses associated with Reorganizing Fund’s and Surviving Fund’s participation in the Reorganization as agreed to between them. Such reorganization expenses include: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage, printing and legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (c) printing; (d) legal and accounting fees incurred in connection with the preparation of the Proxy Materials; (e) other accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed; (f) solicitation and tabulation costs of the transaction; and (g) other related administrative or operational costs. For the avoidance of doubt, accounting fees that are related to the claiming, resolution or documentation of foreign tax reclaims or related Foreign Tax Reclaim Receivables are not “accounting fees arising due to accounting work performed in connection with, or as a result of, the Reorganization that would not otherwise have been performed.” The Surviving Fund shall bear expenses associated with the qualification of Surviving Fund Shares for sale in the various states. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Funds may incur transaction expenses associated with the sale and purchase of portfolio securities. The Funds shall be responsible for their respective transaction expenses associated with the sale and purchase of portfolio securities. Notwithstanding the foregoing, the party directly incurring any costs and expenses will bear such costs and expenses if and to the extent that payment by another party would result in Reorganizing Fund or Surviving Fund failing to qualify and be eligible for treatment as a RIC under Sections 851 and 852 of the Code or would prevent the Reorganization from qualifying as a “reorganization” under Section 368(a) of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1       Except with respect to the Non-Disclosure Agreement among the Reorganizing Fund Registrant, Federated Hermes, Inc. and the Surviving Fund Registrant dated March 5, 2021, the [Surviving Fund] [Surviving Fund Registrant, on behalf of the Surviving Fund], and the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, agree that neither party has made to the other party (and each party hereby disclaims the existence and veracity of) any representation, warranty, covenant, statement and/or understanding (including, without limitation, regarding assets, economics, compliance or other matters) not set forth herein, and that this Agreement constitutes the entire agreement between the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the [Surviving Fund] [Surviving Fund Registrant, on behalf of the Surviving Fund] (for purposes of this paragraph 10.1, the “Parties”), and supersedes any prior representation, warranty, covenant, statement and/or understanding between the Parties with respect to the Reorganization.

10.2       Except as specified in the next sentence set forth in this paragraph 10.2, as between the parties to this Agreement, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The representations in paragraphs 4.1(q), 4.2(n) and 4.3(c) and the covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

This Agreement may be terminated by the mutual agreement of the [Surviving Fund] [Surviving Fund Registrant] and the Reorganizing Fund Registrant. In addition, either the [Surviving Fund] [Surviving Fund Registrant] or the Reorganizing Fund Registrant may at its option terminate this Agreement at or before the Closing Date due to:

d)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days or, if earlier, by the Closing Date;
e)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or
f)	a determination by a party’s Board, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Reorganizing Fund Registrant or the [Surviving Fund] [Surviving Fund Registrant], respectively, and notice given to the other party hereto.

In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Surviving Fund Registrant, the Reorganizing Fund, the Reorganizing Fund Registrant, their respective [Directors/]Trustees or their respective officers or Hancock Whitney Bank, its affiliates, trustees or officers.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, the [Surviving Fund] [Surviving Fund Registrant], on behalf of the Surviving Fund], and as specifically authorized by their respective Boards, and the officers of Hancock Whitney Bank; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.8 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such Reorganizing Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

13.1       The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original. A facsimile or electronic (e.g., PDF) signature of an authorized officer of a party hereto on this Agreement and/or any transfer document shall have the same effect as if executed in the original by such officer.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       If any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

13.6       Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree, provided that nothing herein shall prevent either party from making such public announcements as may be required by applicable law, in which case the party issuing such statement or communication shall advise the other party prior to such issuance.

13.7       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the [Surviving Fund] [Surviving Fund Registrant] at 4000 Ericsson Drive, Warrendale, PA 15086-7561, Attention: Chief Legal Officer, the Reorganizing Fund Registrant at The Advisors’ Inner Circle Fund II, c/o SEI Corporation, One Freedom Valley Drive, Oaks, PA 19456, Attention: Legal Department, or Hancock Whitney Bank at 2510 14th Street, 3rd Floor, Gulfport, Mississippi 39502, Attention: General Counsel.

13.8        It is expressly agreed that the obligations of the Parties hereunder shall not be binding upon any of the [Directors] [Trustees], shareholders, nominees, officers, agents, or employees of the Parties personally, but shall bind only the property of the respective Party. The execution and delivery of this Agreement by authorized officers of the Parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Parties. The obligations of the Reorganizing Fund Registrant under this Agreement are binding only upon the assets and property belonging to the Reorganizing Fund and the obligations of the Surviving Fund Registrant under this Agreement are binding only upon the assets and property belonging to the Surviving Fund.

[signature page follows]

ANNEX B

PRINCIPAL INVESTMENT RISKS

Asset Allocation Risk (Hancock Horizon Funds only) — The Fund is subject to asset allocation risk, which is the risk that the Adviser’s allocation of the Fund’s assets among the various asset classes and selection of the Underlying ETFs will cause the Fund to underperform other funds with a similar investment objective and/or underperform the markets in which the Fund invests.

Asset-Backed Securities (ABS) Risk. The value of asset-backed securities (ABS) may be affected by certain factors such as interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and may be difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.

Bank Loans Risk (Hancock Horizon Funds only) — The Fund may invest in bank loans through participations or assignments. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. Investments in unsecured bank loans are subject to a greater risk of loss than investments in bank loans secured by collateral.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Call Risk. The Fund’s performance may be adversely affected by the possibility that an issuer of a security held by the Fund may redeem the security prior to maturity at a price below or above its current market value.

Convertible Securities Risk (Hancock Horizon Funds only) — The value of a convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline) and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

Counterparty Credit Risk. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Currency Risk. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which the Fund invests are more volatile than prices of securities traded exclusively in the United States.

Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.

Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund’s investments in euro-denominated securities and derivative contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.

Exchange-Traded Funds Risk / Underlying ETFs Investment Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate.

Foreign Sovereign Debt Securities Risk (Hancock Horizon Funds only) — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Greater China Risk. Although larger and/or more established than many emerging markets, the markets of the Greater China region function in many ways as emerging markets, and carry the high levels of risks associated with emerging markets. Direct investments in, or indirect exposure to, the Greater China region may be subject to the risks associated with trading on less-developed trading markets, in addition to acute political risks such as possible negative repercussions resulting from China’s relationship with Taiwan or Hong Kong, restrictions on monetary repatriation, or other adverse government actions. As export-driven economies, the economies of countries in the Greater China region are affected by developments in the economies of their principal trading partners.

Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.

Investment Style Risk. The Fund may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Fund’s style of investing, the Fund’s Share price may lag that of other funds using a different investment style.

Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Noninvestment-grade securities generally have a higher default risk than investment-grade securities. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.

Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large-cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund’s portfolio, performance and Share price.

Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.

Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. These features may make it more difficult to sell or buy a security at a favorable price or time. Noninvestment-grade securities generally have less liquidity than investment-grade securities. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. Over-the-counter derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to.

MBS Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by government sponsored enterprises (GSEs) are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund’s investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.

Micro-Capitalization Company Risk (Hancock Horizon Funds only) — The microcapitalization companies that the Fund invests in may be newly formed or in the early stages of development with limited product lines, markets or financial resources. Therefore, microcapitalization companies may be less financially secure than large-, mid- or small-capitalization companies and may be more vulnerable to key personnel losses due to reliance on a smaller number of management personnel. In addition, there may be less public information available about these companies. Micro-capitalization stock prices may be more volatile than large-, mid- and small-capitalization companies and such stocks may be more thinly traded and thus difficult for the Fund to buy and sell in the market. Investing in micro-capitalization companies requires a longer term investment view and may not be appropriate for all investors. The Fund is also subject to the risk that the Fund’s particular investment style, which focuses on micro-capitalization stocks, may underperform other segments of the equity market or the equity market as a whole.

Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund’s portfolio, performance and Share price.

MLPs Risk (Hancock Horizon Funds only) — MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP’s interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation, such as limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Non-Diversification Risk (Hancock Horizon Funds only) — Because the Fund is nondiversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk. The market value of the long and short positions in the Fund will not always be equal because of continuous changes in the prices of securities. The Fund expects that the advisor will need to frequently rebalance its long and short positions. The Fund’s holdings will also need to reflect changes in the universe of securities the Adviser considers undervalued or overvalued. As a result, the Fund is expected to experience a high portfolio turnover rate, possibly in excess of 100%.

Preferred Stocks Risk (Hancock Horizon Funds only) — Preferred stocks are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities when interest rates rise.

Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). The Adviser’s security selection process may not eliminate all stock market risk factors associated with the long and short positions it establishes for the Fund. It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks it holds short increase in value, thereby increasing potential losses to the Fund. Any gain from a short position may be partially or totally offset by a decline in a long position, or vice versa.

Regional Focus Risk (Hancock Horizon Funds only) — The Fund’s concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

Real Estate Investment Trust (REIT) Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.

Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade may be subject to greater interest rate, credit and liquidity risks than investment-grade securities. These securities are considered speculative with respect to the issuer’s ability to pay interest and repay principal.

Risk of Foreign Investing. The foreign markets in which the Fund invests may be subject to economic or political conditions which are less favorable than those of the United States and may lack financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies.

Risk of Investing in Commodities. Because the Fund may invest in investments or exchange-traded funds whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks including regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.

Risk of Investing in Depositary Receipts / ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts and other domestically traded securities of foreign companies, whether in the United States or in foreign local markets, the Fund’s Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus such as stock market, credit, currency, liquidity and leverage risks.

Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.

Risk Related to Company Capitalization. The Fund may invest in companies with market capitalizations of any size, including small-capitalization and mid-capitalization (or “small-cap” and “mid-cap”) companies. The additional risks posed by small-cap and mid-cap companies could increase the volatility of the Fund’s portfolio and performance. Shareholders should expect that the value of the Fund’s Shares will be more volatile than a fund that invests exclusively in large-cap companies.

Risk Related to the Economy / Market. Notwithstanding the Fund’s investment objective, the value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions and/or other potentially adverse effects.

Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. Additionally, growth stocks may not pay dividends or may pay lower dividends than value stocks.

Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. Additionally, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market. The value approach to stock selection also carries the risk that the market will not recognize a security’s intrinsic value for a long time (if ever), or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Short Selling Risk. The Fund can sell securities short to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”). A short sale by the Fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund. If the value of the security sold short increases between the time that the Fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.

Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund’s portfolio, performance and Share price.

Stock Market / Equity Risk. The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company’s financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company’s shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company’s stock price), which could negatively impact the Fund’s performance.

Strategy Risk. There is no guarantee that the use of long and short positions will succeed in limiting the Fund’s exposure to domestic stock market movements, capitalization, sector-swings or other risk factors.

Tax Risk. In order to be tax-exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to the federal alternative minimum income tax.

Tax-Exempt Securities Risk. The amount of public information available about tax-exempt securities is generally less than for corporate equities or bonds. The secondary market for tax-exempt securities also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its tax-exempt securities at attractive prices. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in tax-exempt securities. Tax-exempt issuers can and have defaulted on obligations, been downgraded or commenced insolvency proceedings. Like other issuers and securities, the likelihood that the credit risk associated with such issuers and such securities will increase is greater during times of economic stress and financial instability.

Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.

Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.

U.S. Government Securities Risk (Hancock Horizon Funds only) — U.S. government securities are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. As a result, investments in securities issued by the government sponsored agencies that are not backed by the U.S. Treasury are subject to higher credit risk than those that are.

ANNEX C

COMPARISON OF INVESTMENT LIMITATIONS

Each Fund has fundamental investment limitations which may not be changed without shareholder approval.

The following charts compare the fundamental limitations of the Hancock Horizon Funds and the corresponding Federated Hermes Funds. While shareholder approval is required to change a fundamental limitation, non-fundamental limitations may be changed by a Fund’s Board without shareholder approval.

Hancock Horizon Diversified Income Fund – Federated Hermes Capital Income Fund

	Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund
Fundamental Policies:
Diversification:	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.
Concentration:	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not invest more than 25% of its total assets (valued at time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the United States government or its agencies or instrumentalities.
Borrowing & Senior Securities:	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund will not borrow money, issue senior securities, or pledge assets, except that under certain circumstances the Fund may borrow money and engage in reverse repurchase transactions in amounts up to one-third of the value of its net assets, including the amounts borrowed, and pledge up to 10% of the value of those assets to secure such borrowings.

The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.

Lending:	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund’s investment objectives and policies.
Underwriting:	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not underwrite any issue of securities, except as it may deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies and limitations.
Commodities and Real Estate:

The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein, such as mortgage pass-throughs, pay-throughs, collateralized mortgage obligations and securities issued by companies that invest in real estate or interests therein. The Fund will not invest in limited partnerships investing in real estate or real estate investments.

The Fund will not purchase or sell commodities or commodity contracts.

Selling Short and Buying on Margin:		The Fund will not purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.
Pledging Assets:		The Fund will not pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit in escrow of securities in connection with the writing of call options or collateralizing loans of securities is not deemed to be a pledge or hypothecation for any purpose.
Illiquid Securities:		The Fund will not invest more than 15% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.
Non-Fundamental Policies:
The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
The Fund will not invest for the purpose of exercising control over or management of any company.
The Fund may invest in restricted securities. Restricted securities are any securities that are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.

Hancock Horizon Diversified International Fund – Federated Hermes International Leaders Fund

	Hancock Horizon Diversified International Fund	Federated Hermes International Leaders Fund
Fundamental Policies
Diversification:	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration:

The Fund may not purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in issuers in the financial services industries. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Borrowing & Senior Securities:	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”).
Lending:	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Commodities and Real Estate:	The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Underwriting:	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Non-Fundamental Policies	The Fund may not purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the outstanding voting securities of any one issuer.
The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.
The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

As a matter of non-fundamental policy, the Fund does not intend to concentrate its investments in a financial services industry.

As a matter of non-fundamental policy, in applying the concentration limitation: (a) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (b) asset-backed securities will be classified according to the underlying assets securing such securities.

As a matter of non-fundamental operating policy, the Fund will not exclude domestic bank instruments or foreign bank instruments from industry concentration limitations so long as it is the SEC staff’s view that such instruments should not be excluded from industry concentration tests. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the fund’s total assets in any one industry will constitute “concentration.”

As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
As a matter of non-fundamental policy, for purposes of the illiquid securities policy, illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Hancock Horizon International Small Cap Fund – Federated Hermes International Small-Mid Company Fund

	Hancock Horizon International Small Cap Fund	Federated Hermes International Small-Mid Company Fund
Fundamental Policies:
Diversification:	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration:	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Borrowing & Senior Securities:	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (the “1940 Act”).
Lending:	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Underwriting:	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Commodities and Real Estate:

The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.

Non-Fundamental Policies:
80% Policy:	The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with small capitalizations.	The Federated Hermes International Small-Mid Company Fund has a non-fundamental policy to invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in investments in small- or mid-capitalization companies.
The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Hancock Horizon Dynamic Asset Allocation Fund – Federated Hermes Global Allocation Fund

	Hancock Horizon Dynamic Asset Allocation Fund	Federated Hermes Global Allocation Fund
Fundamental Policies:
Diversification:	The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer, or it would own more than 10% of the outstanding voting securities of that issuer.
Concentration:

The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund will not invest more than 25% of the value of its total assets in securities of companies in any one industry. However, with respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed-income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.
Borrowing & Senior Securities:	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.
Lending:	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not lend any assets except portfolio securities. The purchase of corporate or government bonds, debentures, notes or other evidences of indebtedness shall not be considered a loan for purposes of this limitation.
Underwriting:	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not engage in underwriting or agency distribution of securities issued by others.
Commodities and Real Estate:

The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may invest in commodities to the maximum extent permitted under the 1940 Act.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Non-Fundamental Policies:
The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
The Fund may not purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts based on physical commodities except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs), marketable securities issued by companies which own or invest in physical commodities or commodities contracts based on physical commodities.
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
The Fund will not invest in securities of a company for the purpose of exercising control or management.

Hancock Horizon Louisiana Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

	Hancock Horizon Louisiana Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Fundamental Policies:
Diversification:	The Fund may, at any time, invest more than 25% of its assets in securities issued by the Federal government or its agencies and instrumentalities, and/or state governments and their political sub-divisions, as the SEC Staff does not consider such entities to be the members of any industry. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, issuers of such obligations are subject to the Fund’s concentration policy above.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration:	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may invest more that 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the Fund may purchase securities of an issuer resulting in the ownership of more than 25% of the Fund's assets in one industry, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.
Borrowing & Senior Securities:	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).
Lending:	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Underwriting:	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Commodities and Real Estate:	The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Louisiana income tax.

The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.

The fundamental investment objective and policy may not be changed by the Board without shareholder approval.

Non-Fundamental Policies:
The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.

Hancock Horizon Mississippi Tax-Free Income Fund – Federated Hermes Municipal Bond Fund, Inc.

	Hancock Horizon Mississippi Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Fundamental Policies:
Diversification:	The Fund may, at any time, invest more than 25% of its assets in securities issued by the Federal government or its agencies and instrumentalities, and/or state governments and their political sub-divisions, as the SEC Staff does not consider such entities to be the members of any industry. However, municipal obligations backed only by the assets and revenues of non-governmental users may for this purpose be deemed to be issued by such non-governmental users. Thus, issuers of such obligations are subject to the Fund’s concentration policy above.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration:	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may invest more that 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the Fund may purchase securities of an issuer resulting in the ownership of more than 25% of the Fund's assets in one industry, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state.
Borrowing & Senior Securities:	The Fund may not borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940 (“1940 Act”).
Lending:	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Underwriting:	The Fund may not underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Commodities and Real Estate:	The Fund may not purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

The Fund may not change its investment strategy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal bonds that pay interest that is exempt from federal and Mississippi income tax.

The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.

The fundamental investment objective and policy may not be changed by the Board without shareholder approval.

Non-Fundamental Policies:
The Fund may not make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
The Fund may invest in restricted securities. Restricted securities are any securities in which the Fund may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the board, certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit their purchase, together with other illiquid securities, to 15% of its net assets.

Hancock Horizon Quantitative Long/Short Fund – Federated Hermes MDT Market Neutral Fund

	Hancock Horizon Quantitative Long/Short Fund	Federated Hermes MDT Market Neutral Fund
Fundamental Policies	The Fund may not:
Diversification:	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than: cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration:

Purchase any securities which would cause 25% or more of the total net assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements involving such securities and obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulations as U.S. banks.

For purposes of this limitation: (i) utility companies will be classified according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered a separate industry; and (iv) asset-backed securities will be classified according to the underlying assets securing such securities.

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in a particular industry or group of industries. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940 (“1940 Act”), any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.
Borrowing & Senior Securities:	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.
Lending:	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
Commodities and Real Estate:	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Underwriting:	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.	The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.
Non-Fundamental Policies	Purchase securities of any issuer (except securities of other investment companies, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the outstanding voting securities of any one issuer.
Borrow money in an amount exceeding 33 1/3% of the value of its total net assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total net assets.
Make loans if, as a result, more than 33 1/3% of its total net assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.
Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts, except that the Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.
The Fund will not make investments in holdings for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such investments would exceed, in the aggregate, 15% of the Fund’s net assets.
The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

ANNEX D

FINANCIAL HIGHLIGHTS

Hancock Horizon Funds

Financial Highlights

The tables that follow present performance information about the Hancock Horizon Funds. This information is intended to help you understand each Fund’s financial performance for the past five fiscal years or for the period of the Fund’s operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Funds, assuming you reinvested all of your dividends and distributions.

The information provided below for the period ended December 31, 2020 has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of PricewaterhouseCoopers LLP are included in the Annual Report of the Hancock Horizon Funds dated December 31, 2020.

The information provided below for the periods ended on or before January 31, 2020 was audited by a different independent registered public accounting firm, whose reports reflected unqualified audit opinions.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period	Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††
Diversified Income Fund
Institutional Class Shares
2020*	$13.24	$0.43	$(0.18)	$0.25	$(0.56)	$(0.02)	$—	$(0.58)	$12.91	2.30%	$29,274	0.90%	1.27%	3.91%	60%
2020	12.68	0.51	0.59	1.10	(0.54)	—	—	(0.54)	13.24	8.78	35,854	0.90	1.12	3.87	66
2019	13.21	0.57	(0.66)	(0.09)	(0.33)	(0.11)	—	(0.44)	12.68	(0.62)	38,593	0.90	1.08	4.43	69
2018	13.37	0.49	(0.01)	0.48	(0.51)	(0.13)	—	(0.64)	13.21	3.64	46,668	0.90	1.07	3.64	59
2017	12.56	0.51	0.92	1.43	(0.47)	(0.15)	—	(0.62)	13.37	11.56	48,405	0.90	1.04	3.84	83
2016	14.79	0.64	(2.05)	(1.41)	(0.73)	(0.09)	—	(0.82)	12.56	(9.90)	40,448	0.90	1.00	4.56	77
Investor Class Shares^#
2020*	$13.21	$0.40	$(0.17)	$0.23	$(0.54)	$(0.02)	$—	$(0.56)	$12.88	2.08%	$2,509	1.15%	1.52%	3.64%	60%
2020	12.65	0.42	0.65	1.07	(0.51)	—	—	(0.51)	13.21	8.54	2,739	1.15	1.37	3.19	66
2019	13.19	0.53	(0.65)	(0.12)	(0.31)	(0.11)	—	(0.42)	12.65	(0.89)	3,846	1.15	1.33	4.13	69
2018	13.35	0.45	(0.01)	0.44	(0.47)	(0.13)	—	(0.60)	13.19	3.38	5,367	1.15	1.32	3.38	59
2017	12.54	0.46	0.93	1.39	(0.42)	(0.16)	—	(0.58)	13.35	11.29	6,514	1.15	1.28	3.50	83
2016	14.78	0.60	(2.04)	(1.44)	(0.72)	(0.08)	—	(0.80)	12.54	(10.11)	8,557	1.15	1.25	4.28	77

^ Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.

# On April 18, 2019, the Trust's Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

*       For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.

†       Per share data calculated using average shares method.

††       Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††
Diversified International Fund
Institutional Class Shares
2020*	$23.51	$0.09	$3.16	$3.25	$(0.06)	$(1.11)	$(1.17)	$25.59	13.85%	$220,444	1.34%	1.34%	0.48%	30%
2020	22.56	0.32	1.19	1.51	(0.37)	(0.19)	(0.56)	23.51	6.58	221,662	1.27	1.27	1.38	15
2019	26.41	0.30	(3.88)	(3.58)	(0.27)	—	(0.27)	22.56	(13.48)	220,490	1.27	1.27	1.26	10
2018	20.61	0.23	5.81	6.04	(0.24)	—	(0.24)	26.41	29.35	270,452	1.28	1.28	0.99	16
2017	17.57	0.22	3.05	3.27	(0.23)	—	(0.23)	20.61	18.67	244,532	1.26	1.26	1.17	29
2016	21.02	0.23	(3.42)	(3.19)	(0.26)	—	(0.26)	17.57	(15.27)	290,492	1.24	1.24	1.09	15
Investor Class Shares^#
2020*	$23.58	$0.07	$3.15	$3.22	$(0.02)	$(1.11)	$(1.13)	$25.67	13.71%	$4,179	1.49%	1.49%	0.35%	30%
2020	22.63	0.28	1.19	1.47	(0.33)	(0.19)	(0.52)	23.58	6.39	4,805	1.42	1.42	1.21	15
2019	26.42	0.26(1)	(3.84)	(3.58)	(0.21)	—	(0.21)	22.63	(13.50)(1)	5,496	1.47	1.47	1.08(1)	10
2018	20.62	0.18	5.79	5.97	(0.17)	—	(0.17)	26.42	29.00	7,875	1.53	1.53	0.77	16
2017	17.56	0.21	3.00	3.21	(0.15)	—	(0.15)	20.62	18.32	7,782	1.51	1.51	1.08	29
2016	20.94	0.22	(3.45)	(3.23)	(0.15)	—	(0.15)	17.56	(15.50)	14,295	1.49	1.49	1.05	15

(1)       For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARE	$0.03	0.13%	0.12%

^        Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.

#       On April 18, 2019, the Trust's Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

*       For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.

†       Per share data calculated using average shares method.

††       Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return††	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††
International Small Cap Fund
Institutional Class Shares
2020*	$15.33	$0.16	$2.28	$2.44	$(0.12)	$—	$(0.12)	$17.65	15.92%	$22,481	1.25%	1.47%	1.20%	58%
2020	14.53	0.31	1.03	1.34	(0.54)	—	(0.54)	15.33	9.11	13,560	1.36	1.47	2.10	73
2019	18.54	0.30	(3.85)	(3.55)	(0.23)	(0.23)	(0.46)	14.53	(18.93)	14,699	1.55	1.57	1.81	86
2018	14.16	0.14	4.56	4.70	(0.32)	—	(0.32)	18.54	33.27	17,866	1.55	1.71	0.85	64
2017	13.47	0.16	0.74	0.90	(0.21)	—	(0.21)	14.16	6.77	8,259	1.55	1.87	1.19	88
2016**	15.00	(0.03)	(1.49)	(1.52)	(0.01)	—	(0.01)	13.47	(10.12)	7,102	1.55	2.27	(0.30)	29
Investor Class Shares^#
2020*	$15.34	$0.11	$2.28	$2.39	$(0.05)	$—	$(0.05)	$17.68	15.60%	$194	1.50%	1.76%	0.80%	58%
2020	14.54	0.29	0.99	1.28	(0.48)	—	(0.48)	15.34	8.71	41	1.63	1.73	1.97	73
2019	18.53	0.25	(3.83)	(3.58)	(0.18)	(0.23)	(0.41)	14.54	(19.10)	394	1.80	1.81	1.55	86
2018	14.16	0.12	4.53	4.65	(0.28)	—	(0.28)	18.53	32.87	529	1.80	1.96	0.73	64
2017	13.46	0.15	0.72	0.87	(0.17)	—	(0.17)	14.16	6.50	423	1.80	2.10	1.09	88
2016**	15.00	(0.05)	(1.49)	(1.54)	—	—	—	13.46	(10.27)	582	1.80	2.55	(0.55)	29

*       For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.

**       Commenced operations May 29, 2015. Ratios for the period have been annualized.

^ Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.

# On April 18, 2019, the Trust's Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

† Per share data calculated using average shares method.

††        Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††
Dynamic Asset Allocation Fund
Institutional Class Shares
2020*	$15.87	$0.12	$1.33	$1.45	$(0.06)	$—	$(0.06)	$17.26	9.11%	$17,425	1.30%	1.30%	0.82%	131%
2020	14.96	0.25	0.93	1.18	(0.27)	—	(0.27)	15.87	7.85	15,219	1.40	1.23	1.58	172
2019	16.54	0.31	(1.61)	(1.30)	(0.28)	—	(0.28)	14.96	(7.78)	9,935	1.40(1)	1.37	1.96	310
2018	14.65	0.25	1.82	2.07	(0.18)	—	(0.18)	16.54	14.15	5,449	1.40	2.04	1.60	140
2017	12.83	0.06	1.86	1.92	(0.10)	—	(0.10)	14.65	14.98	1,764	1.40	2.77	0.44	239
2016**	15.00	0.06	(2.21)	(2.15)	(0.02)	—	(0.02)	12.83	(14.31)	750	1.40	3.00	0.62	379
Investor Class Shares^#
2020*	$15.88	$0.07	$1.33	$1.40	$(0.01)	$—	$(0.01)	$17.27	8.82%	$304	1.54%	1.54%	0.51%	131%
2020	14.95	0.19	0.96	1.15	(0.22)	—	(0.22)	15.88	7.70	358	1.65	1.49	1.20	172
2019	16.53	0.23	(1.57)	(1.34)	(0.24)	—	(0.24)	14.95	(8.04)	682	1.65(1)	1.63	1.47	310
2018	14.64	0.14	1.88	2.02	(0.13)	—	(0.13)	16.53	13.86	552	1.65	2.39	0.92	140
2017	12.81	0.03	1.86	1.89	(0.06)	—	(0.06)	14.64	14.74	649	1.65	3.11	0.22	239
2016**	15.00	—	(2.18)	(2.18)	(0.01)	—	(0.01)	12.81	(14.54)	604	1.65	2.99	(0.04)	379

*       For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.

**       Commenced operations May 29, 2015. Ratios for the period have been annualized.

^ Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.

# On April 18, 2019, the Trust's Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

† Per share data calculated using average shares method.

††       Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1) Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††
Louisiana Tax-Free Income Fund
Institutional Class Shares
2020*	$17.42	$0.37	$0.08	$0.45	$(0.37)	$—	$(0.37)	$17.50	2.60%	$4,759	0.75%	1.59%	2.32%	8%
2020	16.70	0.38	0.78	1.16	(0.44)	—	(0.44)	17.42	7.00	4,972	0.75	1.51	2.21	10
2019	16.77	0.45	(0.07)	0.38	(0.45)	—	(0.45)	16.70	2.31	3,969	0.75	1.62	2.70	24
2018	16.79	0.47	—	0.47	(0.49)	—	(0.49)	16.77	2.80	3,781	0.75	1.53	2.74	27
2017	17.29	0.49	(0.49)	—	(0.50)	—	(0.50)	16.79	(0.06)	3,939	0.75	1.38	2.84	5
2016	17.37	0.51	(0.08)	0.43	(0.51)	—	(0.51)	17.29	2.56	4,902	0.75	1.32	2.99	16
Investor Class Shares^#
2020*	$17.42	$0.35	$0.07	$0.42	$(0.34)	$—	$(0.34)	$17.50	2.46%	$1,578	0.90%	1.74%	2.17%	8%
2020	16.70	0.35	0.78	1.13	(0.41)	—	(0.41)	17.42	6.84	1,579	0.90	1.67	2.06	10
2019	16.77	0.41	(0.07)	0.34	(0.41)	—	(0.41)	16.70	2.10	2,348	0.96	1.82	2.49	24
2018	16.78	0.42	0.01	0.43	(0.44)	—	(0.44)	16.77	2.60	2,879	1.00	1.78	2.49	27
2017	17.28	0.44	(0.49)	(0.05)	(0.45)	—	(0.45)	16.78	(0.31)	3,290	1.00	1.63	2.58	5
2016	17.37	0.47	(0.09)	0.38	(0.47)	—	(0.47)	17.28	2.25	4,740	1.00	1.57	2.74	16

^ Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.

# On April 18, 2019, the Trust's Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

*       For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.

† Per share data calculated using average shares method.

††       Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††
Mississippi Tax-Free Income Fund
Institutional Class Shares
2020*	$16.96	$0.33	$0.14	$0.47	$(0.33)	$—	$(0.33)	$17.10	2.82%	$10,364	0.75%	1.30%	2.16%	—%
2020	16.08	0.39	0.88	1.27	(0.39)	—	(0.39)	16.96	7.98	10,297	0.75	1.20	2.35	6
2019	16.18	0.42	(0.10)	0.32	(0.42)	—	(0.42)	16.08	2.03	8,856	0.75	1.20	2.61	40
2018	16.21	0.46	(0.03)	0.43	(0.46)	—	(0.46)	16.18	2.68	8,829	0.75	1.17	2.82	17
2017	16.86	0.46	(0.63)	(0.17)	(0.48)	—	(0.48)	16.21	(1.09)	7,877	0.75	1.11	2.73	1
2016	17.01	0.49	(0.15)	0.34	(0.49)	—	(0.49)	16.86	2.11	7,931	0.75	1.10	2.97	6
Investor Class Shares^#
2020*	$16.98	0.32	$0.14	$0.46	$(0.32)	$—	$(0.32)	$17.12	2.72%	$2,051	0.85%	1.41%	2.06%	—%
2020	16.10	0.37	0.88	1.25	(0.37)	—	(0.37)	16.98	7.85	2,025	0.85	1.31	2.25	6
2019	16.18	0.39(1)	(0.08)	0.31	(0.39)	—	(0.39)	16.10	1.96(1)	3,765	0.94	1.38	2.42(1)	40
2018	16.21	0.42	(0.03)	0.39	(0.42)	—	(0.42)	16.18	2.42	5,744	1.00	1.42	2.57	17
2017	16.87	0.42	(0.65)	(0.23)	(0.43)	—	(0.43)	16.21	(1.40)	6,563	1.00	1.36	2.48	1
2016	17.01	0.45	(0.14)	0.31	(0.45)	—	(0.45)	16.87	1.91	8,409	1.00	1.35	2.72	6

^ Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.

# On April 18, 2019, the Trust's Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

*       For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.

† Per share data calculated using average shares method.

††        Total return excludes applicable sales charges. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

(1) For the year ended January 31, 2019, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
INVESTOR CLASS SHARES	$0.00	0.02%	0.02%

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

For a Share Outstanding Throughout the Year or Period

For the period ended December 31, 2020 and the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss) †	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††
Quantitative Long/Short Fund
Institutional Class Shares
2020*	$18.36	$(0.04)	$(0.40)	$(0.44)	$(0.08)	$—	$(0.08)	$17.84	(2.37)%	$79,415	1.37%	1.37%	(0.29)%	74%
2020	17.48	0.11	0.91	1.02	(0.14)	—	(0.14)	18.36	5.83	120,650	1.25	1.25	0.63	83
2019	19.97	0.12	(1.24)	(1.12)	(0.10)	(1.27)	(1.37)	17.48	(5.21)	114,494	1.20	1.20	0.64	84
2018	18.23	0.03	1.97	2.00	—	(0.26)	(0.26)	19.97	11.04	141,821	1.14	1.14	0.18	104
2017	17.15	0.03	1.05	1.08	—	—	—	18.23	6.30	100,557	1.26	1.26	0.18	126
2016	17.87	(0.09)	(0.18)	(0.27)	—	(0.45)	(0.45)	17.15	(1.59)	78,415	1.64	1.64	(0.47)	159
Investor Class Shares^#
2020*	$17.94	$(0.07)	$(0.40)	$(0.47)	$—	$—	$—	$17.47	(2.62)%	$2,765	1.61%	1.61%	(0.47)%	74%
2020	17.06	(0.05)	1.02	0.97	(0.09)	—	(0.09)	17.94	5.69	12,667	1.50	1.50	(0.28)	83
2019	19.54	0.10(3)	(1.24)	(1.14)	(0.07)	(1.27)	(1.34)	17.06	(5.42)(3)	14,875	1.35	1.35	0.51(3)	84
2018	17.82	0.03(3)	1.95	1.98	—	(0.26)	(0.26)	19.54	11.18(3)	19,994	1.34	1.34	0.15(3)	104
2017	16.81	(0.01)	1.02	1.01	—	—	—	17.82	6.01	59,079	1.53	1.53	(0.06)	126
2016	17.57	(0.13)	(0.18)	(0.31)	—	(0.45)	(0.45)	16.81	(1.85)	75,436	1.92	1.92	(0.74)	159
(1)	Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2017 and 2016 was 0.92% and 1.15%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments. Effective June 1, 2017, the performance fee adjustment was discontinued. The effective advisory fee rate from February 1, 2017 through June 1, 2017 was 0.77%.

(2)       Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Investor Class Shares
2020*	1.19%	1.43%
2020	1.08%	1.34%
2019	1.07%	1.22%
2018	1.04%	1.24%
2017	1.13%	1.40%
2016	1.35%	1.63%

(3)       For the years ended January 31, the amount includes a reimbursement for payments of prior years’ shareholder servicing fees as follows:

INVESTOR CLASS SHARES	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
2019	$0.00	0.02%	0.02%
2018	$0.05	0.18%	0.26%

^        Class name changed from Class A Shares to Investor Class Shares, effective May 31, 2016.

#        On April 18, 2019, the Trust's Board of Trustees approved the merger of Class C Shares into Investor Class Shares effective May 24, 2019.

*       For the period February 1, 2020 to December 31, 2020. Effective July 31, 2020, Hancock Funds changed their fiscal year end to December 31. Ratios for the period have been annualized.

†       Per share data calculated using average shares method.

††       Total return excludes applicable sales charge. Sales charges were eliminated effective May 31, 2016. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

Federated Hermes Funds

Financial Highlights

The tables that follow present performance information about Class A and Institutional Shares of Federated Hermes Capital Income Fund, Federated Hermes International Leaders Fund, Federated Hermes International Small-Mid Company Fund, Federated Hermes Global Allocation Fund and Federated Hermes Municipal Bond Fund, Inc. The information will help an investor understand each Fund’s financial performance for its past five fiscal years, or since inception if the life of the Fund Share class is shorter. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by KPMG LLP (“KPMG”) or Ernst & Young LLP (“EY”), as noted below, each an independent registered public accounting firm, whose reports, along with each Fund’s financial statements, including any Notes to Financial Statements referenced in these financial highlights, is included in the annual reports dated as shown below and are incorporated by reference into the Statement of Additional Information.

Fund	Independent Registered Public Accounting Firm	Date of Annual Report
Federated Hermes Capital Income Fund	KPMG	November 30, 2020
Federated Hermes International Leaders Fund	EY	November 30, 2020
Federated Hermes International Small-Mid Company Fund	EY	November 30, 2020
Federated Hermes Global Allocation Fund	KPMG	November 30, 2020
Federated Hermes Municipal Bond Fund, Inc.	EY	March 31, 2021

As noted above, Federated MDT Market Neutral Fund has not yet commenced investment operations. As the first fiscal year of this Fund will end December 31, 2021, audited financial information is not yet available as of the date of this Prospectus/Proxy Statement.

Federated Hermes Capital Income Fund

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.95	$7.65	$8.12	$7.62	$7.70
Income From Investment Operations:
Net investment income (loss)1	0.30	0.30	0.34	0.32	0.34
Net realized and unrealized gain (loss)	0.37	0.31	(0.46)	0.52	(0.04)
Total From Investment Operations	0.67	0.61	(0.12)	0.84	0.30
Less Distributions:
Distributions from net investment income	(0.30)	(0.31)	(0.35)	(0.34)	(0.38)
Net Asset Value, End of Period	$8.32	$7.95	$7.65	$8.12	$7.62
Total Return2	8.84%	8.15%	(1.54)%	11.20%	4.07%
Ratios to Average Net Assets:
Net expenses3	0.63%	0.63%	0.63%	0.63%	0.64%4
Net investment income	3.84%	3.90%	4.30%	4.04%	4.57%
Expense waiver/reimbursement5	0.20%	0.18%	0.17%	0.17%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$148,479	$177,672	$252,899	$310,996	$302,660
Portfolio turnover	80%	59%	105%	51%	71%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.64% for the year ended November 30, 2016, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$7.94	$7.64	$8.11	$7.61	$7.69
Income From Investment Operations:
Net investment income (loss)1	0.28	0.28	0.32	0.30	0.32
Net realized and unrealized gain (loss)	0.38	0.31	(0.46)	0.52	(0.04)
Total From Investment Operations	0.66	0.59	(0.14)	0.82	0.28
Less Distributions:
Distributions from net investment income	(0.29)	(0.29)	(0.33)	(0.32)	(0.36)
Net Asset Value, End of Period	$8.31	$7.94	$7.64	$8.11	$7.61
Total Return2	8.57%	7.89%	(1.79)%	10.94%	3.82%
Ratios to Average Net Assets:
Net expenses3	0.88%	0.88%	0.88%	0.88%	0.89%4
Net investment income	3.58%	3.66%	4.05%	3.80%	4.32%
Expense waiver/reimbursement5	0.19%	0.19%	0.18%	0.16%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$426,630	$435,330	$487,934	$614,835	$824,013
Portfolio turnover	80%	59%	105%	51%	71%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio was 0.89% for the year ended November 30, 2016, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Federated Hermes International Leaders Fund

FINANCIAL HIGHLIGHTS–INSTITUTIONAL SHARES

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.25	$31.89	$37.10	$29.03	$32.41
Income From Investment Operations:
Net investment income[1]	0.25	0.68	0.76	0.63	0.66
Net realized and unrealized gain (loss)	4.62	3.59	(5.74)	8.16	(3.53)
TOTAL FROM INVESTMENT OPERATIONS	4.87	4.27	(4.98)	8.79	(2.87)
Less Distributions:
Distributions from net investment income	(0.93)	(0.91)	(0.23)	(0.72)	(0.51)
Net Asset Value, End of Period	$39.19	$35.25	$31.89	$37.10	$29.03
Total Return[2]	14.09%	14.07%	(13.50)%	30.94%	(8.95)%
Ratios to Average Net Assets:
Net expenses[3,4]	0.96%	0.97%	0.96%	0.96%	0.96%
Net investment income	0.74%	2.11%	2.09%	1.87%	1.98%
Expense waiver/reimbursement[5]	0.13%	0.12%	0.14%	0.17%	0.19%
Supplemental Data:
Net assets, end of period (000 omitted)	$572,731	$631,603	$989,652	$1,136,864	$798,168
Portfolio turnover	46%	51%	37%	10%	34%

1       Per share numbers have been calculated using the average shares method.

2       Based on net asset value.

3       Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

4       The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.96%, 0.97%, 0.96%, 0.96% and 0.96% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.

5       This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value,Beginning of Period	$35.18	$31.80	$36.99	$28.93	$32.30
Income From Investment Operations:
Net investment income[1]	0.17	0.62	0.68	0.49	0.52
Net realized and unrealized gain (loss)	4.60	3.57	(5.73)	8.19	(3.45)
TOTAL FROM INVESTMENT OPERATIONS	4.77	4.19	(5.05)	8.68	(2.93)
Less Distributions:
Distributions from net investment income	(0.84)	(0.81)	(0.14)	(0.62)	(0.44)
Net Asset Value, End of Period	$39.11	$35.18	$31.80	$36.99	$28.93
Total Return[2]	13.79%	13.76%	(13.70)%	30.58%	(9.17)%
Ratios to Average Net Assets:
Net expenses[3,4]	1.22%	1.23%	1.22%	1.22%	1.21%
Net investment income	0.50%	1.92%	1.85%	1.49%	1.61%
Expense waiver/reimbursement[5]	0.16%	0.15%	0.17%	0.20%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$273,667	$288,566	$331,131	$451,829	$482,621
Portfolio turnover	46%	51%	37%	10%	34%

1       Per share numbers have been calculated using the average shares method.

2       Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3       Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

4       The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.22%, 1.23%, 1.22%, 1.22% and 1.21% for the years ended November 30, 2020, 2019, 2018, 2017 and 2016, respectively, after taking into account this expense reduction.

5       This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Federated Hermes International Small-Mid Company Fund

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$36.34	$35.99	$42.81	$32.06	$39.95
Income From Investment Operations:
Net investment income (loss)[1]	(0.03)	0.09	(0.00)[2]	0.07	0.12
Net realized and unrealized gain (loss)	9.50	4.69	(4.22)	10.97	(3.66)
TOTAL FROM INVESTMENT OPERATIONS	9.47	4.78	(4.22)	11.04	(3.54)
Less Distributions:
Distributions from net investment income	(0.14)	(0.41)	—	—	(0.24)
Distributions from net realized gain	(1.65)	(4.03)	(2.61)	(0.29)	(4.11)
TOTAL DISTRIBUTIONS	(1.79)	(4.44)	(2.61)	(0.29)	(4.35)
Redemption Fees	—	0.01	0.01	0.00[2]	0.00[2]
Net Asset Value, End of Period	$44.02	$36.34	$35.99	$42.81	$32.06
Total Return[3]	27.15%	16.71%	(10.54)%	34.75%	(10.00)%
Ratios to Average Net Assets:
Net expenses[4]	1.13%	1.66%	1.66%	1.65%	1.56%
Net investment income (loss)	(0.07)%	0.27%	(0.01)%	0.18%	0.34%
Expense waiver/reimbursement[5]	0.37%	0.16%	0.10%	0.10%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$53,072	$26,017	$32,480	$46,428	$31,981
Portfolio turnover	31%	30%	28%	42%	39%

1       Per share numbers have been calculated using the average shares method.

2       Represents less than $0.01.

3       Based on the net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4       Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

5       This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$35.42	$35.18	$41.98	$31.51	$39.32
Income From Investment Operations:
Net investment income (loss)[1]	(0.11)	0.02	(0.10)	0.02	0.05
Net realized and unrealized gain (loss)	9.26	4.57	(4.10)	10.74	(3.59)
TOTAL FROM INVESTMENT OPERATIONS	9.15	4.59	(4.20)	10.76	(3.54)
Less Distributions:
Distributions from net investment income	(0.07)	(0.33)	—	—	(0.16)
Distributions from net realized gain	(1.65)	(4.03)	(2.61)	(0.29)	(4.11)
TOTAL DISTRIBUTIONS	(1.72)	(4.36)	(2.61)	(0.29)	(4.27)
Redemption Fees	—	0.01	0.01	0.00[2]	0.00[2]
Net Asset Value, End of Period	$42.85	$35.42	$35.18	$41.98	$31.51
Total Return[3]	26.89%	16.46%	(10.71)%	34.46%	(10.16)%
Ratios to Average Net Assets:
Net expenses[4]	1.39%	1.86%	1.86%	1.85%	1.76%
Net investment income (loss)	(0.31)%	0.07%	(0.25)%	0.05%	0.16%
Expense waiver/reimbursement[5]	0.39%	0.21%	0.15%	0.15%	0.22%
Supplemental Data:
Net assets, end of period (000 omitted)	$92,985	$82,007	$84,786	$102,872	$90,508
Portfolio turnover	31%	30%	28%	42%	39%

1       Per share numbers have been calculated using the average shares method.

2       Represents less than $0.01.

3       Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

4       Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

5       This expense decrease is reflected in both the net expense and net investment income (loss) ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Federated Hermes Global Allocation Fund

Financial Highlights – Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.95	$19.19	$20.21	$17.61	$17.98
Income From Investment Operations:
Net investment income (loss)1	0.31	0.37	0.37	0.33	0.34
Net realized and unrealized gain (loss)	1.84	1.45	(1.00)	2.65	(0.37)
Total From Investment Operations	2.15	1.82	(0.63)	2.98	(0.03)
Less Distributions:
Distributions from net investment income	(0.33)	(0.42)	(0.39)	(0.38)	(0.33)
Distributions from net realized gain	(0.17)	(0.64)	—	—	(0.01)
Total Distributions	(0.50)	(1.06)	(0.39)	(0.38)	(0.34)
Net Asset Value, End of Period	$21.60	$19.95	$19.19	$20.21	$17.61
Total Return2	11.06%	10.21%	(3.21)%	17.13%	(0.37)%
Ratios to Average Net Assets:
Net expenses3	0.85%	0.86%	0.86%	0.85%	0.85%
Net investment income	1.58%	1.95%	1.81%	1.77%	1.95%
Expense waiver/reimbursement4	0.19%	0.22%	0.14%	0.20%	0.20%
Supplemental Data:
Net assets, end of period (000 omitted)	$100,317	$99,564	$95,613	$105,720	$91,167
Portfolio turnover	80%	85%	66%	58%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Financial Highlights – Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$19.83	$19.08	$20.09	$17.49	$17.87
Income From Investment Operations:
Net investment income (loss)1	0.25	0.31	0.31	0.28	0.29
Net realized and unrealized gain (loss)	1.82	1.44	(0.99)	2.63	(0.37)
Total From Investment Operations	2.07	1.75	(0.68)	2.91	(0.08)
Less Distributions:
Distributions from net investment income	(0.27)	(0.36)	(0.33)	(0.31)	(0.29)
Distributions from net realized gain	(0.17)	(0.64)	—	—	(0.01)
Total Distributions	(0.44)	(1.00)	(0.33)	(0.31)	(0.30)
Net Asset Value, End of Period	$21.46	$19.83	$19.08	$20.09	$17.49
Total Return2	10.70%	9.89%	(3.46)%	16.85%	(0.68)%
Ratios to Average Net Assets:
Net expenses3	1.14%	1.15%	1.15%	1.14%	1.14%
Net investment income	1.28%	1.65%	1.53%	1.50%	1.65%
Expense waiver/reimbursement4	0.18%	0.20%	0.11%	0.18%	0.17%
Supplemental Data:
Net assets, end of period (000 omitted)	$176,368	$181,579	$146,323	$169,424	$169,443
Portfolio turnover	80%	85%	66%	58%	105%

1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
3	Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

Federated Hermes Municipal Bond Fund, Inc.

Financial Highlights–Institutional Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2021	2020	2019	Period Ended 3/31/2018[1]
Net Asset Value, Beginning of Period:	$10.42	$10.44	$10.34	$10.52
Income From Investment Operations:
Net investment income[2]	0.27	0.29	0.32	0.22
Net realized and unrealized gain (loss)	0.38	0.05	0.15	(0.21)
TOTAL FROM INVESTMENT OPERATIONS	0.65	0.34	0.47	0.01
Less Distributions:
Distributions from net investment income	(0.27)	(0.30)	(0.32)	(0.19)
Distributions from net realized gain	(0.05)	(0.06)	(0.05)	—
TOTAL DISTRIBUTIONS	(0.32)	(0.36)	(0.37)	(0.19)
Net Asset Value, End of Period	$10.75	$10.42	$10.44	$10.34
Total Return[3]	6.23%	3.18%	4.65%	0.10%
Ratios to Average Net Assets:
Net expenses[4]	0.58%[5]	0.59%[5]	0.59%[5]	0.59%[6]
Net investment income	2.52%	2.75%	3.09%	3.10%[6]
Expense waiver/reimbursement[7]	0.10%	0.11%	0.12%	0.12%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$17,562	$13,182	$8,388	$2,150
Portfolio turnover	27%	9%	21%	26%[8]

1       Reflects operations for the period July 27, 2017 (date of initial investment) to March 31, 2018.

2       Per share number has been calculated using the average shares method.

3       Based on net asset value. Total returns for periods of less than one year are not annualized.

4       Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

5       The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.58%, 0.59% and 0.59% for the years ended March 31, 2021, 2020 and 2019, respectively, after taking into account these expense reductions.

6       Computed on an annualized basis.

7       This expense decrease is reflected in both the net expense and the net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

8       Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended March 31, 2018.

Financial Highlights–Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended March 31	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Period	$10.46	$10.45	$10.35	$10.38	$10.68
Income From Investment Operations:
Net investment income[1]	0.24	0.27	0.29	0.30	0.33
Net realized and unrealized gain (loss)	0.38	0.07	0.15	(0.03)	(0.31)
TOTAL FROM INVESTMENT OPERATIONS	0.62	0.34	0.44	0.27	0.02
Less Distributions:
Distributions from net investment income	(0.24)	(0.27)	(0.29)	(0.30)	(0.32)
Distributions from net realized gain	(0.05)	(0.06)	(0.05)	—	—
TOTAL DISTRIBUTIONS	(0.29)	(0.33)	(0.34)	(0.30)	(0.32)
Net Asset Value, End of Period	$10.79	$10.46	$10.45	$10.35	$10.38
Total Return[2]	5.95%	3.22%	4.38%	2.62%	0.13%
Ratios to Average Net Assets:
Net expenses[3]	0.83%[4]	0.83%[4]	0.84%[4]	0.85%	0.87%
Net investment income	2.28%	2.52%	2.84%	2.87%	3.06%
Expense waiver/reimbursement[5]	0.10%	0.11%	0.12%	0.10%	0.07%
Supplemental Data:
Net assets, end of period (000 omitted)	$269,587	$264,084	$276,117	$302,904	$304,271
Portfolio turnover	27%	9%	21%	26%	14%

1       Per share number has been calculated using the average shares method.

2       Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3       Amount does not reflect net expenses incurred by investment companies in which the Fund may invest.

4       The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.83%, 0.83% and 0.84% for the years ended March 31, 2021, 2020 and 2019, respectively, after taking into account these expense reductions.

5       This expense decrease is reflected in both the net expense and net investment income ratios shown above. Amount does not reflect expense waiver/reimbursement recorded by investment companies in which the Fund may invest.

ANNEX E

SUMMARY OF RIGHTS OF SHAREHOLDERS

The AIC Trust and the Federated Hermes Registrants are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV.

Each Hancock Horizon Fund is a portfolio of the AIC Trust, which was established as a business trust under the laws of the Commonwealth of Massachusetts. Federated Hermes Capital Income Fund is a series of Federated Hermes Income Securities Trust, a business trust under the laws of the Commonwealth of Massachusetts. Federated Hermes International Leaders Fund and Federated Hermes International Small-Mid Company Fund are each a series of Federated Hermes World Investment Series, Inc., a corporation under the laws of the state of Maryland. Federated Hermes Global Allocation Fund is a business trust under the laws of the Commonwealth of Massachusetts. Federated Hermes Municipal Bond Fund, Inc. is a corporation under the laws of the state of Maryland. Federated Hermes MDT Market Neutral Fund is a series of Federated Hermes Adviser Series, a statutory trust under the laws of the State of Delaware.

The AIC Trust and the Federated Hermes Registrants are governed by their respective Declarations of Trust/Articles of Incorporation, By-laws and Boards of Trustees/Directors. The rights of shareholders of the Hancock Horizon Funds and the shareholders of the Federated Hermes Funds as set forth in their respective Declarations of Trust/Articles of Incorporation, and By-Laws are substantially similar. Set forth below is a brief summary of the significant rights of shareholders of the Hancock Horizon Funds and shareholders of the Federated Hermes Funds:

SUMMARY OF RIGHTS OF SHAREHOLDERS - FEDERATED HERMES INCOME SECURITIES TRUST

CATEGORY	THE REORGANIZING FUNDS TRUST - ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES INCOME SECURITIES TRUST
Preemptive Rights	None.	None.

Preferences	None.	None.

Appraisal Rights	None.	None.

Conversion Rights	None.	None.
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Special meetings of the shareholders may be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class entitled to vote. If the Secretary, when so ordered or requested, refuses or neglects for more than two days to call such special meeting, the Trustees, Chairman, or the Shareholders so requesting may, in the name of the Secretary, call the meeting by giving notice thereof in the manner required when notice is given by the Secretary.

Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Notice must be given by the Secretary of the Trust at least fifteen days before the meeting.

Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	A period not exceeding 60 days preceding the date of any meeting of shareholders of the Trust or such Series or Class.

Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except as otherwise provided by law to constitute a quorum for the transaction of any business at any meeting of the Shareholders, there must be present, in person or by proxy, holders of fifty percent of the total number of Shares of all Series or Classes of the Trust then outstanding and entitled to vote at such meeting. When any one or more Series or Classes is entitled to vote as a single Series or Class, more than fifty percent of the shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class.
Voting Powers	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any investment adviser as provided in Article IV, Section 7, (iii) with respect to any termination of the Trust or any series to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, by the By-Laws or by any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of this Declaration of Trust, or any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.	Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; (v) to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders; and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	On a date fixed by the Trustees, which shall be subsequent to the initial public offering of Shares of the Trust, the Shareholders shall elect Trustees.

Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of the Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place and without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed at any time by written instrument signed by at least two-thirds of the number of Trustees.

Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

The Trustees, officers, employees or agents of the Trust shall have no power to bind any Shareholder of any Series or Class personally or to call upon such Shareholder for the payment of any sum of money or assessment whatsoever, other than such as the Shareholder may at any time agree to pay by way of subscription to any Shares or otherwise.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

The Trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each Series and Class or any of them shall be open to the inspection of the Shareholders of any Series or Class; and no Shareholder shall have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the Series or Class in which he is a Shareholder or the Trust generally, such Shareholder shall have such right of inspection as conferred by laws or authorized by the Trustees or by resolution of the Shareholders of the Trust or of the relevant Series or Class, as the case may be.

Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class, without shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

Number of Authorized Shares; Par Value	Unlimited, no par value.	The number of Shares authorized shall be unlimited. The beneficial interest in the Trust shall at all times be divided into transferable Shares, without par value.

Shareholder Proxies

A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee / Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

Amendments or supplements to this instrument may be authorized by a majority of the Trustees then in office and by a Majority Shareholder Vote of all Series and Classes then outstanding and entitled to vote thereon (except that any amendments or supplements changing the name of the Trust or pursuant to Section 8 hereunder may be made without shareholder approval), or by any larger vote which may be required by applicable law or this Declaration of Trust in any particular case, which amendment or supplement thereafter shall form a part hereof. Any such amendment or supplement (which may be in the form of a complete restatement) may be evidenced by either (i) a supplemental Declaration of Trust signed by at least a majority of the Trustees then in office or (ii) by a certificate of the President and Secretary of the Trust setting forth such amendment or supplement and certifying that such amendment or supplement has been duly authorized by the Trustees, and if required, by the shareholders.

The By-Laws may be amended by a majority vote of all of the Trustees.

Involuntary Redemption of Accounts	None.	The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge), if at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion. Shares of any Series or Class of the Trust are redeemable at the option of the Trust if, in the opinion of the Trustees, ownership of such Shares has or may become concentrated to an extent which would cause the Trust or any Series to be a personal holding company within the meaning of the Federal Internal Revenue Code (and thereby disqualified under Sub-chapter M of said Code); in such circumstances the Trust may compel the redemption of Shares of such Series or Class, reject any order for the purchase of such Shares or refuse to give effect to the transfer of such Shares.

SUMMARY OF RIGHTS OF SHAREHOLDERS - FEDERATED HERMES WORLD INVESTMENT SERIES, INC.

CATEGORY	THE REORGANIZING FUNDS TRUST - ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES WORLD INVESTMENT SERIES, INC.
Preemptive Rights	None.	None.

Preferences	None.	None.

Appraisal Rights	None.	None.

Conversion Rights	None.	None.
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Special Meetings of Shareholders of the Trust or of a particular Series or Class shall be called by the Secretary whenever ordered by the Trustees, the Chairman or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.

Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Notices of any Special Meeting of Shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least seven business days before the meeting, to such address as may be registered with the Trust by the shareholder.

Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.

Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of one-fourth of the total number of Shares of the Trust outstanding and entitled to vote at such meeting without regard to Class except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-fourth, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.
Voting Powers	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any investment adviser as provided in Article IV, Section 7, (iii) with respect to any termination of the Trust or any series to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, by the By-Laws or by any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of this Declaration of Trust, or any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.	At all meetings of Shareholders each Shareholder shall be entitled to one vote or fraction thereof for each Share or fraction thereof standing in his name on the books of the Corporation on the date for the determination of Shareholders entitled to vote at such meeting. Any Shareholder entitled to vote at any meeting of Shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy

Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	A plurality of shares cast at a meeting of shareholders of the Trust.

Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

In the absence of a quorum, Shareholders present in person or by proxy and entitled to vote at such meeting on such matter holding a majority of Shares present entitled to vote on such matter may by vote adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as defined above, entitled to vote on such matter shall be present.

Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.

Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	None.

Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.

Shareholder Proxies

A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Any Shareholder entitled to vote at any meeting of Shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing and signed by the Shareholder or his duly authorized agent or be in such other form as may be permitted by the Maryland General Corporation Law, including electronic transmissions from the shareholder or his authorized agent. Authorization may be given orally, in writing, by telephone, or by other means of communication. A copy, facsimile transmission or other reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may appoint a proxy holder, unless the Secretary of the Corporation is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Corporation, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee / Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The Board of Directors of the Corporation (i) is expressly authorized to make, alter, amend or repeal the By-Laws of the Corporation.
Involuntary Redemption of Accounts	None.	The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem any shareholder's shares of any class for their then current net asset value per share if at such time the shareholder owns shares having an aggregate net asset value of less than $500 or such greater amount for such class set forth in the current registration statement of the Corporation filed with the Securities and Exchange Commission, or regardless of the amount, if a shareholder fails to supply a valid taxpayer identification number. Each share is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article SIXTH of these Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to so redeem may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code, as amended.

SUMMARY OF RIGHTS OF SHAREHOLDERS - FEDERATED HERMES GLOBAL ALLOCATION FUND

CATEGORY	THE REORGANIZING FUNDS TRUST - ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES GLOBAL ALLOCATION FUND
Preemptive Rights	None.	None.

Preferences	None.	None.

Appraisal Rights	None.	None.

Conversion Rights	None.	None.
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Special meetings of the shareholders may be called by the Trustees or the Chief Executive Officer of the Trust and must be called by the Trustees upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote at the meeting.

Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Notices of any Special Meeting of Shareholders of the Trust or a particular Series or Class, shall be given by the Secretary by delivering or mailing, postage prepaid, to each shareholder entitled to vote at said meeting, a written or printed notification of such meeting, at least fifteen days before the meeting, to such address as may be registered with the Trust by the shareholder.

Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	A period not exceeding ninety (90) days preceding the date of any meeting of shareholders of the Trust or any Fund or Class.

Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except as otherwise provided by law, the presence in person or by proxy of the holders of (a) one-half of the Shares of the Trust on all matters requiring a Majority Shareholder Vote, as defined in the Investment Company Act of 1940, or (b) one-third of the Shares of the Trust on all other matters permitted by law, in each case, entitled to vote without regard to Class shall constitute a quorum at any meeting of the Shareholders, except with respect to any matter which by law requires the separate approval of one or more Series or Classes, in which case the presence in person or by proxy of the holders of one-half or one-third, as set forth above, of the Shares of each Series or Class entitled to vote separately on the matter shall constitute a quorum.
Voting Powers	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any investment adviser as provided in Article IV, Section 7, (iii) with respect to any termination of the Trust or any series to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, by the By-Laws or by any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of this Declaration of Trust, or any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.	Subject to the provisions set forth in Article III, Section 5(d), the Shareholders shall have power to vote, (i) for the election of Trustees as provided in Article IV, Section 2; (ii) for the removal of Trustees as provided in Article IV, Section 3(d); (iii) with respect to any investment adviser or sub-investment adviser as provided in Article VII, Section 1; (iv) with respect to the amendment of this Declaration of Trust as provided in Article XII, Section 7; and (v) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, or the By-Laws of the Trust or any regulation of the Trust or the Securities and Exchange Commission or any State, or as the Trustees may consider desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of votes and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Unless otherwise specified in the proxy, the proxy shall apply to all shares of the Trust (or each Series or Class) owned by the Shareholder. Any proxy may be in written form, telephonic or electronic form, including facsimile, and all such forms shall be valid when in conformance with procedures established and implemented by the officers of the Trust. Until Shares of a Series or Class are issued, the Trustees may exercise all rights of Shareholders of such Series or Class with respect to matters affecting such Series or Class, and may take any action with respect to the Trust or such Series or Class required or permitted by law, this Declaration of Trust or any By-Laws of the Trust to be taken by Shareholders.

Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	Unless otherwise required by the 1940 Act or other applicable law, or unless the Trustees determine otherwise, a Trustee shall be elected by the Trustees and shareholders shall have no right to elect Trustees. Where the 1940 Act requires a shareholder vote for the election of Trustees, a plurality of the votes cast is required to elect a Trustee.

Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.	In the absence of a quorum, a plurality of the Shares present and entitled to vote may adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such a matter is present.

Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.

Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

The Trustees, officers, employees or agents of the Trust shall have no power to bind any shareholder of any Fund or Class personally or to call upon such shareholder for the payment of any sum of money or assessment whatsoever, other than such as the shareholder may at any time agree to pay by way of subscription for any shares or otherwise. No shareholder or former shareholder of any Fund or Class shall be liable solely by reason of his being or having been a shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Fund or Class arising out of any action taken or omitted for or on behalf of the Trust or such Fund or Class, and the Trust or such Fund or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Fund or Class of the Trust for the payment or performance thereof. The Registrant shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against any Shareholder for any act or obligation of the Trust or any Series of Class and satisfy and judgment thereon.

Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

The trustees shall from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	The Trustees may at any time sell and convert into money all the assets of the Trust or any Series or Class without Shareholder approval, unless otherwise required by applicable law. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to each Series or Class, the Trustees shall distribute the remaining assets belonging to each Series or Class ratably among the holders of the outstanding Shares of that Series or Class.

Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.
Shareholder Proxies

A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder’s name on a proxy or authorizing another to act as the shareholder’s agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee / Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

All rights granted to the Shareholders under this Declaration of Trust are granted subject to the reservation of the right to amend this Declaration of Trust as herein provided, except that no amendment shall repeal the limitations on personal liability of any Shareholder or Trustee or repeal the prohibition of assessment upon the Shareholders without the express consent of each Shareholder or Trustee involved. Subject to the foregoing, the provisions of this Declaration of Trust (whether or not related to the rights of Shareholders) may be amended at any time, so long as such amendment does not adversely affect the rights of any Shareholder with respect to which such amendment is or purports to be applicable and so long as such amendment is not in contravention of applicable law, including the 1940 Act, by an instrument in writing signed by a majority of the then Trustees (or by an officer of the Trust pursuant to the vote of a majority of such Trustees). Any amendment to this Declaration of Trust that adversely affects the rights of Shareholders may be adopted at any time by an instrument signed in writing by a majority of the then Trustees (or by any officer of the Trust pursuant to the vote of a majority of such Trustees) when authorized to do so by the vote of the Shareholders holding a majority of the Shares entitled to vote. Subject to the foregoing, any such amendment shall be effective as provided in the instrument containing the terms of such amendment or, if there is no provision therein with respect to effectiveness, upon the execution of such instrument and of a certificate (which may be a part of such instrument) executed by a Trustee or officer to the effect that such amendment has been duly adopted. Copies of the amendment to this Declaration of Trust shall be filed as specified in Section 5 of this Article XII. A restated Declaration of Trust, integrating into a single instrument all of the provisions of the Declaration of Trust which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall be effective upon filing as specified in Section 5.

The By-Laws may be amended by a majority vote of all of the Trustees.

Involuntary Redemption of Accounts	None.

The Trust shall have the right to cause the redemption of Shares of any Series or Class in any Shareholder's account for their then current net asset value and promptly make payment to the shareholder (which payment may be reduced by any applicable redemption charge or deferred sales charge), if (a) at any time the total investment in the account does not have a minimum dollar value determined from time to time by the Trustees in their sole discretion, (b) at any time a Shareholder fails to furnish certified Social Security or Tax Identification Numbers, or (c) at any time the Trustees determine in their sole discretion that failure to so redeem may have materially adverse consequences to the other Shareholders or the Trust or any Series or Class thereof.

SUMMARY OF RIGHTS OF SHAREHOLDERS - FEDERATED HERMES MUNICIPAL BOND FUND, INC.

CATEGORY	THE REORGANIZING FUNDS TRUST - ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES MUNICIPAL BOND FUND, INC.
Preemptive Rights	None.	None.

Preferences	None.	None.

Appraisal Rights	None.	None.

Conversion Rights	None.	None.
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Special Meetings of Shareholders of the Trust or of a particular Series or Class shall be called by the Trustees or the Chief Executive Officer of the Trust or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote.

Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Shareholders shall be entitled to at least fifteen days' notice of any shareholder meeting.

Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	The Board of Trustees may fix a date not more than 60 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.

Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes and entitled to vote at such meeting. When any one or more Series or Classes, entitled to vote as a single Series or Class, more than fifty percent of the Shares of each such Series or Class entitled to vote shall constitute a quorum.
Voting Powers	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any investment adviser as provided in Article IV, Section 7, (iii) with respect to any termination of the Trust or any series to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, by the By-Laws or by any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of this Declaration of Trust, or any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.	At all meetings of Shareholders each Shareholder shall be entitled to one vote or fraction thereof for each Share or fraction thereof standing in his name on the books of the Corporation on the date for the determination of Shareholders entitled to vote at such meeting. All shares of each portfolio or class in the Corporation have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	A plurality of shares cast at a meeting of shareholders of the Trust.

Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.

Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an "indemnitee") against: (a) any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust; and (b) any liabilities and expenses, including, without limitation, the cost of credit monitoring, incurred by the indemnified representative as a result of the indemnified representative, while acting in an indemnified capacity, having provided personally identifiable information, including, without limitation, birthdates, social security numbers, driver’s license numbers or passport numbers, to a regulator or counterparty by or with whom the Trust, or its series, is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty, including, without limitation, know-your-customer or anti-money laundering requirements, and the security of such personally identifiable information is compromised and used to the detriment of the indemnified representative; provided, however, that, in the case of clause (a) and clause (b), no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as "disabling conduct").

Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	None.

Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.
Shareholder Proxies

A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Any Shareholder entitled to vote at any meeting of Shareholders may vote either in person or by proxy, but not proxy which is dated more than eleven months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing and signed by the Shareholder or his duly authorized agent or be in such other form as may be permitted by the Maryland General Corporation Law, including electronic transmissions from the shareholder or his authorized agent. Authorization may be given orally, in writing, by telephone, or by other means of communication. A copy, facsimile transmission or other reproduction of the writing or transmission may be substituted for the original writing or transmission for any purpose for which the original transmission could be used. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may appoint a proxy holder, unless the Secretary of the Corporation is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Corporation, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting.

Trustee / Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The Board of Directors shall have the power to alter, amend or repeal any By-Laws of the Corporation and to make new By-Laws
Involuntary Redemption of Accounts	None.	The Corporation shall have the right, exercisable at the discretion of the Board of Directors, to redeem Shares of any Stockholder for their then current net asset value per Share if at such time the Stockholder owns Shares having an aggregate net asset value of less than $1,000.00. Each Share of Capital Stock of the Corporation is subject to redemption by the Corporation at the redemption price computed in the manner set forth in subparagraph (a) of Article EIGHTH of these Articles of Incorporation at any time if the Board of Directors, in its sole discretion, determines that failure to do so may result in the Corporation being classified as a personal holding company as defined in the Internal Revenue Code.

SUMMARY OF RIGHTS OF SHAREHOLDERS - FEDERATED HERMES ADVISER SERIES

CATEGORY	THE REORGANIZING FUNDS TRUST - ADVISORS’ INNER CIRCLE FUND II	FEDERATED HERMES ADVISER SERIES
Preemptive Rights	None.	None.

Preferences	None.	None.

Appraisal Rights	None.	None.

Conversion Rights	None.	None.
Exchange Rights (other than the right to exchange for shares of other funds as provided in the prospectus)	None.	None.

Annual Meetings	Not required.	Not required.

Right to Call Shareholder Meetings	May be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 25% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call such meeting.	Special meetings also shall be called by the Trustees for the purpose of removing one or more Trustees upon the written request for such a meeting by Shareholders owning at least 10 percent of the outstanding Shares entitled to vote.

Notice of Meetings	Written notice given at least 7 days before the date of the meeting.	Not less than 7 nor more than 60 days before the date of the meeting and not more than 120 days before the date of the meeting.

Record Date for Meetings	The Board may fix in advance a record date which shall not be more than 90 days before the date of any meeting.	For purposes of determining the Shareholders entitled to vote or act at any meeting or adjournment or postponement thereof, the Board of Trustees may fix in advance a record date which shall not be more than sixty days before the date of any such meeting.

Quorum for Meetings	A majority of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders’ meeting, except that where any provision of law or of the Declaration of Trust permits or requires that holders of any series or class shall vote as a series or class, then a majority of the aggregate number of Shares of that series or class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series or class.	Holders of at least one-third (1/3) of the Shares entitled to vote in person or by proxy shall constitute a Quorum for the transaction of business at a Shareholders’ meeting, except as may otherwise be required by the 1940 Act, other applicable law, the Declaration of Trust or the By-laws. Where any provision of law or of the Declaration of Trust or the Bylaws permits or requires that holders of any Series or Class shall vote as a Series or Class, then holders of at least one-third (1/3) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the By-laws.
Voting Powers	The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Article IV, Section 1, (ii) with respect to any investment adviser as provided in Article IV, Section 7, (iii) with respect to any termination of the Trust or any series to the extent and as provided in Article IX, Section 4, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Article IX, Section 7, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by law, by this Declaration of Trust, by the By-Laws or by any registration of the Trust with the Securities and Exchange Commission or any state, or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provisions of this Declaration of Trust, or any matter submitted to a vote of Shareholders, all Shares of the Trust then entitled to vote shall be voted by individual series or class, except (1) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual series or class, and (2) when the Trustees have determined that the matter affects only the interests of one or more series or class, then only Shareholders of such series or class shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy.	Notwithstanding any other provision of this Declaration of Trust or the By-laws, the Shareholders shall have power to vote only: (i) for the election or removal of Trustees as and to the extent provided in Section 4.1; (ii) with respect to such matters relating to the Trust as may be required by applicable provisions of the 1940 Act or other applicable law; and (iii) as the Trustees may otherwise consider necessary or advisable in their sole discretion. On any matter submitted to a vote of the Shareholders, each Shareholder shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) as to any matter on which the Shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy or in any manner provided in the By-laws, which may provide that a proxy may be given in writing or by electronic, telephonic or other alternative means, or in any other manner deemed acceptable by the Trustees.

Vote Required for Election of Trustees	A Trustee may be elected either by the Trustees or the Shareholders subject to the limitations of the 1940 Act.	Except when a larger vote is required by the 1940 Act or other applicable law, any provision of this Declaration of Trust or the By-laws, a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee.

Adjournment of Meetings	Any meeting may be adjourned from time to time by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.	Where any provision of law or of this Declaration of Trust or the Bylaws permits or requires that holders of any Series or Class shall vote as a Series or Class, then holders of at least one-third (1/3) of the aggregate number of Shares of that Series or Class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series or Class, except as may otherwise be required by the 1940 Act, other applicable law, this Declaration of Trust or the By-laws. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held within a reasonable time after the date set for the original meeting, without the necessity of further notice unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than one hundred eighty (180) days from the record date for the original meeting, in which case the Board shall set a new record date. If notice of any such adjourned meeting is required pursuant to the preceding sentence, it shall be given to each Shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

Removal of Trustees by Shareholders	By vote of the Shareholders holding a majority of the shares entitled to vote, the Shareholders may remove a Trustee with or without cause.	Any Trustee may be removed with or without cause at any meeting of Shareholders by a vote of two-thirds of the total combined net asset value of all Shares issued and outstanding. A meeting of Shareholders for the purpose of electing or removing one or more Trustees shall be called as provided in the By-Laws.

Personal Liability of Officers and Trustees

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or administrator, principal underwriter or custodian, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

The Trustees, officers, employees and agents of the Trust shall not have any personal liability to any Person other than the Trust, any Series or Class, or any Shareholders for any act, omission or obligation of the Trust or any Trustee, and then only for acts constituting bad faith, willful misfeasance, gross negligence or reckless disregard of duties expressly set forth in this Declaration of Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever (including any breach of fiduciary duty and the failure to compel in any way any former or acting Trustee to redress any breach of fiduciary duty or trust or for any errors of judgment or mistakes of fact or law); provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he or she would otherwise be subject by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as an officer, employee or agent as expressly set forth herein.
Personal Liability of Shareholders

All persons extending credit to, contracting with or having any claim against the Trust or a particular series of Shares shall look only to the assets of the Trust or the assets of that particular series of Shares for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Nothing in this Declaration of Trust shall protect any Trustee against any liability to which such Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee.

Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer shall give notice that this Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts and shall recite that the same was executed or made by or on behalf of the Trust or by them as Trustees or Trustee or as officers or officer and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recital as he or she or they may deem appropriate, but the omission thereof shall not operate to bind any Trustees or Trustee or officers or officer or Shareholders or Shareholder individually.

No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust.

No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his or her being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against, or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the Trust Property of the relevant Series or Class for the payment or performance thereof.

If any Shareholder or former Shareholder of any Series or Class is held personally liable solely by reason of his or her being or having been a Shareholder and not because of his or her acts or omissions or for some other reason, the Shareholder or former Shareholder (or his or her heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series or Class to be held harmless from and indemnified against all claims and liabilities and reimbursed all legal and other expenses reasonably incurred by him or her in connection with such claim or liability. The Trust, on behalf of the affected Series or Class, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him or her for any act or obligation of the Series or Class and satisfy any judgment thereon from the assets belonging to the Series or Class.

Right of Inspection

The original or a copy of this instrument and of each amendment hereto shall be kept at the office of the Trust where it may be inspected by any shareholder. A copy of this instrument and of each amendment hereto shall be filed by the Trust with the Secretary of the Commonwealth of Massachusetts and with the Boston City Clerk, as well as any other governmental office where such filing may from time to time be required.

Every Trustee shall have the right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Trust. This inspection by a Trustee may be made in person or by an agent or attorney and the right of inspection includes the right to copy and make extracts of documents. No Shareholder shall have any right to inspect any account, book or document of the Trust that is not publicly available, except as conferred by the Trustees. The books and records of the Trust may be kept at such place or places as the Trustees may from time to time determine, except as otherwise required by law.

Liquidation and Dissolution	The Trust may be terminated at any time by vote of Shareholders holding at least a majority of the Shares entitled to vote or by the Trustees by written notice to the Shareholders.	Unless terminated as provided herein, the Trust and each Series shall continue in perpetuity. The Trust or any Series may be dissolved, and any Class may be terminated, at any time by the Trustees without Shareholder authorization or approval by written notice to the Shareholders or, in the case of the dissolution of any Series or termination of any Class, to the Shareholders of such Series or Class. Any action to dissolve the Trust shall be deemed to be an action to dissolve each Series, and to terminate each Class.

Number of Authorized Shares; Par Value	Unlimited, no par value.	Unlimited, no par value.

Shareholder Proxies

A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the By-Laws to be taken by Shareholders.

Every Shareholder entitled to vote for Trustees or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the Shareholder and filed with the secretary of the Trust; provided, that an alternative to the execution of a written proxy may be permitted as provided in the second paragraph of this Section 9 of Article III of the By-Laws. A proxy shall be deemed signed if the Shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission or otherwise) by the Shareholder or the Shareholder’s attorney-in-fact. A validly executed proxy which does not state that it is irrevocable shall continue in full force and effect unless (i) revoked by the Shareholder executing it by a written notice delivered to the Trust prior to the exercise of the proxy or by the Shareholder’s execution of a subsequent proxy or attendance and vote in person at the meeting; or (ii) written notice of the death or incapacity of the Shareholder is received by the Trust before the proxy’s vote is counted; provided, however, that no proxy shall be valid after the expiration of eleven months from the date of the proxy unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of the General Corporation Law of the State of Delaware.

With respect to any Shareholders’ meeting, the Board of Trustees may act to permit the Trust to accept proxies by any electronic, telephonic, computerized, telecommunications or other reasonable alternative to the execution of a written instrument authorizing the proxy to act, provided the Shareholder’s authorization is received within eleven months before the meeting. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest with the challenger. Unless otherwise specifically limited by their terms, proxies shall entitle the Shareholder to vote at any adjournment of a Shareholders’ meeting.

Trustee / Director Power to Amend Organizational Documents

The Declaration of Trust may be amended at any time by an instrument in writing signed by a majority of the then Trustees when authorized to do so by a vote of Shareholders holding a majority of the Shares entitled to vote, except that an amendment which shall affect the holders of one or more series or classes of Shares but not the holders of all outstanding series or classes shall be authorized by vote of the Shareholders holding a majority of the Shares entitled to vote of each series or classes affected and no vote of Shareholders of a series or classes not affected shall be required. Amendments having the purpose of changing the name of the Trust or of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision contained herein shall not require authorization by Shareholder vote.

The By-Laws may be amended or repealed, in whole or in part, by a majority of the Trustees then in office at any meeting of the Trustees, or by one or more writings signed by such majority.

The Declaration of Trust may be amended or otherwise supplemented at any time, without Shareholder authorization or approval (except as specifically provided in this Section 10.3 below), by: (i) an instrument in writing signed by a majority of the Trustees then in office; or (ii) adoption by a majority of the Trustees then in office of a resolution specifying such amendment. Any such amendment to this Declaration of Trust shall be effective immediately upon execution of such instrument or adoption of such resolution (or upon such future date as may be stated therein). No authorization or approval of any Shareholder shall be required for any amendment of this Declaration of Trust, except: (i) as required by applicable provisions of the 1940 Act, but only to the extent so required; or (ii) as determined by the Trustees in their sole discretion. The Certificate of Trust may be amended or restated by any Trustee as necessary or desirable to reflect any change in the information set forth therein, and any such amendment or restatement shall be effective immediately upon filing in the office of the Delaware Secretary of State or upon such future date as may be stated therein. Notwithstanding anything else herein, no amendment hereof shall limit the indemnification or other rights provided by Article IX with respect to any actions or omissions of Covered Persons prior to such amendment.

The By-laws may be restated, amended, supplemented or repealed by a majority of the Trustees then in office without any authorization or approval of the Shareholders.

Involuntary Redemption of Accounts	None.	The Trustees may require any Shareholder or group of Shareholders (including some or all of the Shareholders of any Series or Class) to redeem Shares for any reason as determined by the Trustees, in their sole discretion, including: (i) the determination of the Trustees that direct or indirect ownership of Shares of the Trust or any Series has or may become concentrated in such Shareholder to an extent that would disqualify any Series or the Trust as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto; (ii) the failure to supply a tax identification number or other identifying information required to comply with applicable law or regulation; (iii) if the Share activity of the account or ownership of Shares by a particular Shareholder is deemed by the Trustees either to affect adversely the Trust or any Series or not to be in the best interests of the remaining Shareholders of the Trust or any Series or Class; or (iv) the failure of a Shareholder to pay when due the consideration for the purchase of Shares issued to him; or (v) if a shareholder fails to meet or maintain the qualifications for ownership of Shares of a particular Series or Class. Any such redemption shall be effected at the redemption price and in the manner provided in Article VII of the Declaration of Trust.

ANNEX F

FEDERATED HERMES MDT MARKET NEUTRAL FUND

PRIOR PERFORMANCE OF COMPOSITE OF ACCOUNTS SIMILARLY MANAGED BY ADVISER

The following performance information relates to the Federated MDT Market Neutral Institutional Composite (“Composite”), which is a performance composite consisting of all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of the Fund that also are managed by the Fund’s investment adviser Federated MDTA LLC (the “Adviser”). The following performance information is not the Fund’s performance (or any predecessor fund’s performance), should not be considered indicative of the past or future performance of the Fund, and should not be considered a substitute for the Fund’s performance. Information regarding the Fund’s performance is shown under the section of the Fund’s prospectus entitled “Performance: Bar Chart and Table.” The performance information of the Composite is not that of the Fund’s performance predecessor, the Hancock Horizon Quantitative Long/Short Fund.

The following performance information relating to the Composite is being provided because the investment adviser to all private accounts and funds included in the Composite is the Fund’s Adviser and the Fund’s investment objective, strategies, policies and risks are substantially similar to those of all private accounts and funds included in the Composite.

As of December 31, 2020, the Composite consisted of one private fund with a substantially similar investment objective, strategies, policies and risks to those of the Fund, totaling approximately $5,456,976. The inception date of the Composite was September 1, 1994. Between the Composite’s inception date and December 31, 2020, all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of the Fund have been included in the Composite. The following performance information is therefore intended to illustrate past performance for all private accounts and funds with substantially similarly investment objectives, strategies, policies and risks to those of the Fund managed by the Adviser.

The following performance information for the Composite was prepared in accordance with industry best practices in accordance with the Global Investment Performance Standards (“GIPS”). Individual portfolio returns are calculated using the Modified Dietz method and the composite has been prepared in accordance with GIPS. The method for computing historical performance information for the Composite differs from the SEC’s method for computing the historical performance of the Fund.

The private accounts and funds included in the Composite have different fees, expenses and cash flows than the Fund, which could negatively impact the performance of the Fund in relation to the Composite. Since the actual fees and expenses of the private accounts and funds in the Composite are lower than the Fund’s fees and expenses, use of the Fund’s expense structure would have lowered the performance result of the Composite.

The private accounts and funds included in the Composite also are not registered under the 1940 Act and therefore are not subject to certain investment restrictions, diversification requirements and other limitations imposed on the Fund by the 1940 Act and Subchapter M of the Internal Revenue Code. If the private accounts and funds had been registered under the 1940 Act and been subject to the 1940 Act and Subchapter M of the Internal Revenue Code requirements and limitations, the performance may have been adversely affected. The net returns shown are net of all actual fees and expenses, including sales loads. The highest fee charged to any account in the Composite, during the performance period, is reflected in the performance table.

(For the Periods Ended December 31, 2020)

	1 Year	5 Years	10 Years
Federated Hermes MDT Market Neutral Institutional Composite
Net Returns (after fees/expenses)	(2.51)%	1.27%	3.18%
Gross Returns	(1.53)%	2.29%	4.21%
ICE BofAML 3-Month T-Bill Index[1] (reflects no deduction for fees, expenses or taxes)	0.67%	1.20%	0.63%

1 ICE BofAML 3-Month T-Bill Index measures returns of three-month Treasury Bills. The index is unmanaged and, unlike the Fund, is not affected by cash flows.

STATEMENT OF ADDITIONAL INFORMATION

JULY 12, 2021

RELATING TO THE ACQUISITION OF THE ASSETS OF:

Certain series of The Advisors’ Inner Circle Fund II

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Telephone No: 1-800-932-7781

BY AND IN EXCHANGE FOR SHARES OF

Certain Federated Hermes Funds

4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400

This Statement of Additional Information, dated July 12, 2021, is not a prospectus. A Prospectus/Proxy Statement, dated July 12, 2021, related to the acquisition of the assets of the below-named Target Funds by and in exchange for shares of the below-named Acquiring Funds may be obtained from Federated Hermes Funds on behalf of the below-named Acquiring Funds, by writing or calling at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Prospectus/Proxy Statement.

Target Funds (each a series of The Advisors’ Inner Circle Fund II)	Acquiring Funds
Hancock Horizon Diversified Income Fund	Federated Hermes Capital Income Fund, a Series of Federated Hermes Income Securities Trust
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Diversified International Fund	Federated Hermes International Leaders Fund, a portfolio of Federated Hermes World Investment Series, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon International Small Cap Fund	Federated Hermes International Small-Mid Company Fund, a portfolio of Federated Hermes World Investment Series, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Dynamic Asset Allocation Fund	Federated Hermes Global Allocation Fund
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Louisiana Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Mississippi Tax-Free Income Fund	Federated Hermes Municipal Bond Fund, Inc.
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares
Hancock Horizon Quantitative Long/Short Fund	Federated Hermes MDT Market Neutral Fund, a newly created portfolio of Federated Hermes Adviser Series
Institutional Class Shares	Institutional Shares
Investor Class Shares	Class A Shares

TABLE OF CONTENTS

1.	Statement of Additional Information (“SAI”) of Federated Hermes Capital Income Fund, a portfolio of Federated Hermes Income Securities Trust, dated January 31, 2021.
2.	Audited Financial Statements of Federated Hermes Capital Income Fund, a portfolio of Federated Hermes Income Securities Trust, dated November 30, 2020.

3.	SAI of Federated Hermes International Leaders Fund, a portfolio of Federated Hermes World Investment Series, Inc., dated January 31, 2021.
4.	Audited Financial Statements of Federated Hermes International Leaders Fund, a portfolio of Federated Hermes World Investment Series, Inc., dated November 30, 2020.

5.	SAI of Federated Hermes International Small-Mid Company Fund, a portfolio of Federated Hermes World Investment Series, Inc., dated January 31, 2021.
6.	Audited Financial Statements of Federated Hermes International Small-Mid Company Fund, a portfolio of Federated Hermes World Investment Series, Inc., dated November 30, 2020.

7.	SAI of Federated Hermes Global Allocation Fund, dated January 31, 2021.
8.	Audited Financial Statements of Federated Hermes Global Allocation Fund, dated November 30, 2020.

9.	SAI of Federated Hermes Municipal Bond Fund, Inc., dated May 31, 2021.
10.	Audited Financial Statements of Federated Hermes Municipal Bond Fund, Inc., dated March 31, 2021.

11.	SAI of Federated Hermes MDT Market Neutral Fund, a newly created portfolio of Federated Hermes Adviser Series, to be dated June 24, 2021.

12.	SAI of Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund, and Hancock Horizon Quantitative Long/Short Fund, each a series of The Advisors’ Inner Circle Fund II, dated May 1, 2021.
13.	Audited Financial Statements of Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund, and Hancock Horizon Quantitative Long/Short Fund, each a series of The Advisors’ Inner Circle Fund II, dated December 31, 2020.

14.	Supplemental Financial Information (Unaudited)

INFORMATION INCORPORATED BY REFERENCE

Federated Hermes Capital Income Fund

Federated Hermes International Leaders Fund

Federated Hermes International Small-Mid Company Fund

Federated Hermes Global Allocation Fund

Federated Hermes Municipal Bond Fund, Inc.

Federated Hermes MDT Market Neutral Fund

Hancock Horizon Diversified Income Fund

Hancock Horizon Diversified International Fund

Hancock Horizon International Small Cap Fund

Hancock Horizon Dynamic Asset Allocation Fund

Hancock Horizon Louisiana Tax-Free Income Fund

Hancock Horizon Mississippi Tax-Free Income Fund

Hancock Horizon Quantitative Long/Short Fund

The following documents are incorporated by reference into this SAI. Copies of the Acquiring Funds’ documents may be obtained at Federated Hermes Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 or by calling 1-800-341-7400. Copies of the Target Funds’ documents may be obtained at One Freedom Valley Drive, Oaks, Pennsylvania 19456 or by calling 1-800-932-7781.

1.	SAI for the Federated Hermes Capital Income Fund dated January 31, 2021, as supplemented, (File Nos. 811-4577 and 33-3164);
2.	SAI for the Federated Hermes International Leaders Fund dated January 31, 2021, as supplemented, (File Nos. 811-7141 and 33-52149);
3.	SAI for the Federated Hermes International Small-Mid Company Fund dated January 31, 2021, as supplemented, (File Nos. 811-7141 and 33-52149);
4.	SAI for the Federated Hermes Global Allocation Fund dated January 31, 2021, as supplemented, (File Nos.: 811-1 and 2-10415);
5.	SAI for the Federated Hermes Municipal Bond Fund, Inc. dated May 31, 2021, as supplemented, (File Nos.: 811-2677 and 2-57181);
6.	SAI for the Federated Hermes MDT Market Neutral Fund to be dated June 24, 2021, as supplemented, (File Nos.: 811-23259 and 333-218374);
7.	SAI for Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund, and Hancock Horizon Quantitative Long/Short Fund dated May 1, 2021, as supplemented, (File Nos. 811-07102 and 33-50718);
8.	Annual Report for Federated Hermes Capital Income Fund dated November 30, 2020 (File Nos. 811-4577 and 33-3164);
9.	Annual Report for Federated Hermes International Leaders Fund dated November 30, 2020 (File Nos. 811-7141 and 33-52149);
10.	Annual Report for Federated Hermes International Small-Mid Company Fund dated November 30, 2020 (File Nos. 811-7141 and 33-52149);
11.	Annual Report for Federated Hermes Global Allocation Fund dated November 30, 2020 (File Nos.: 811-1 and 2-10415);
12.	Annual Report for Federated Hermes Municipal Bond Fund, Inc. dated March 31, 2021 (File Nos.: 811-2677 and 2-57181);
13.	Annual Report for Hancock Horizon Diversified Income Fund, Hancock Horizon Diversified International Fund, Hancock Horizon International Small Cap Fund, Hancock Horizon Dynamic Asset Allocation Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund, and Hancock Horizon Quantitative Long/Short Fund dated December 31, 2020 (File Nos. 811-07102 and 33-50718); and

SUPPLEMENTAL FINANCIAL INFORMATION (UNAUDITED)

A table showing the fees of each Target Fund and each Acquiring Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to each proposed Reorganization, is included in the “Summary—Comparative Fee Tables” section of the Prospectus/Proxy Statement.

None of the Reorganizations will result in a material change to any Target Fund’s investment portfolio due to the investment restrictions of the corresponding Acquiring Fund. In particular, each security held by each Target Fund is eligible to be held by the corresponding Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of the Reorganizations and/or an Acquiring Fund’s portfolio following the Reorganizations.

A narrative description of the material differences between the accounting and valuation policies of the Target Funds and the Acquiring Funds, based on asset type, is included below. While the discussion below outlines certain minor differences in methodology used by the Target Funds and Acquiring Funds when valuing different security types, the Funds have agreed to use commercially reasonable efforts to work together to resolve any material differences as described in more detail in the Agreements and Plans of Reorganization. The Hancock Horizon Funds Adviser and the Federated Hermes Funds Advisers do not anticipate that any such differences in valuation procedures would result in material changes to the market value of your investments.

Domestic Equities: The Acquiring Funds expect minimal differences on this security type. The Acquiring Funds use Refinitiv as the primary pricing vendor, whereas the Target Funds use Intercontinental Exchange, Inc. (“ICE”). However, the Acquiring Funds do not expect any issues or differences as the Acquiring Funds dual source all equity pricing on a daily basis. With respect to an equity that does not trade, there could be differences where the Target Funds use a bid price to value such security, but the Acquiring Funds use a mean price. In such an instance, a mean price would generally be higher.

Taxable Bonds/Corporate Bonds: The Acquiring Funds expect minimal differences on this security type. Both the Acquiring Funds and the Target Funds use ICE as the primary pricing vendor, however the Acquiring Funds use a mean price and the Target Funds use a bid price. The Acquiring Funds expect that a mean price would generally be higher. For actively traded securities, the Acquiring Funds use evaluated prices for fixed-income securities provided by pricing service vendors. The Target Funds similarly use valuations provided by pricing service vendors, which generally reflect the last reported sales price if the security is actively traded.

Taxable Bonds/US Treasury and Agency Securities: The Acquiring Funds expect minimal differences on this security type. Both complexes use bid prices, although with different primary pricing vendors (PricingDirect for the Acquiring Funds and ICE for the Target Funds).

Tax-Exempt Bonds: The Acquiring Funds expect minimal differences on this security type. Both complexes use ICE as the primary vendor and use bid prices.

Asset-Backed Securities: The Acquiring Funds expect minimal differences on this security type. The Target Funds use ICE as the primary vendor and bid prices for all asset-backed securities, including mortgage-backed securities. For mortgage-backed securities, the Acquiring Funds use PricingDirect as the primary vendor and also use bid prices. For other asset-backed securities (e.g., credit cards, auto loans, etc.), the Acquiring Funds use PricingDirect as the primary vendor but use mean prices. The Acquiring Funds expect minimal differences based on the Acquiring Funds’ use of mean prices and the Target Funds’ use of bid prices for other asset-backed securities.

Foreign Equities: The Acquiring Funds expect minimal differences on this security type. Similarly to domestic equities, the Acquiring Funds do not expect any differences in the prices from the pricing vendors (Refinitiv for the Acquiring Funds and ICE for the Target Funds). The complexes apply fair value factors differently. The Acquiring Funds use Virtu Financial, fair value every day, and do not use a trigger. The Target Funds use IHS Market and use a trigger, meaning that the Target Funds do not fair value every day. The different fair value providers may also utilize foreign exchange rates at differing times throughout the trading day, which can cause minor differences in valuation.

Tax Lot Identification Methods: The Target Funds use “high cost” (the shares with the highest cost are redeemed first) as their standing (default) tax lot identification method, which means this is the method the Target Funds use to determine which specific shares are deemed to be sold when there are multiple purchases of a single security on different dates at differing net asset values, and the entire position is not sold at one time. Federated Hermes International Small-Mid Company Fund and Federated Hermes Global Allocation Fund also use, and Federated Hermes MDT Market Neutral Fund will use, the high cost method, while the other Acquiring Funds use “low cost” (the shares with the lowest cost are redeemed first) as their default tax lot identification method. In general, the high cost method is designed to result in a lower realized gain, minimizing realized capital gains.

FEDERATED HERMES CAPITAL INCOME FUND,
a portfolio of FEDERATED INCOME SECURITIES TRUST

Investment Adviser, Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

FEDERATED HERMES INTERNATIONAL LEADERS FUND,

FEDERATED HERMES INTERNATIONAL SMALL-MID COMPANY FUND,
each a portfolio of FEDERATED HERMES WORLD INVESTMENT SERIES, INC.

Investment Adviser

101 Park Avenue, 41st Floor,

New York, NY 10178

Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

FEDERATED HERMES GLOBAL ALLOCATION FUND

Investment Adviser

101 Park Avenue, 41st Floor,

New York, NY 10178

Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

FEDERATED HERMES MUNICIPAL BOND FUND, INC.

Investment Adviser, Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

FEDERATED HERMES MDT MARKET NEUTRAL FUND,
a newly created portfolio of FEDERATED HERMES ADVISER SERIES

Investment Adviser

125 High Street, Oliver Tower, 21st Floor,

Boston, MA 02110-2704

Administrator and Distributor
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222

HANCOCK HORIZON DIVERSIFIED INCOME FUND

HANCOCK HORIZON DIVERSIFIED INTERNATIONAL FUND

HANCOCK HORIZON INTERNATIONAL SMALL CAP FUND

HANCOCK HORIZON DYNAMIC ASSET ALLOCATION FUND

HANCOCK HORIZON LOUISIANA TAX-FREE INCOME FUND

HANCOCK HORIZON MISSISSIPPI TAX-FREE INCOME FUND

HANCOCK HORIZON QUANTITATIVE LONG/SHORT FUND,
each a series of THE ADVISORS’ INNER CIRCLE FUND II

Investment Adviser

2285 Lakeshore Drive, Information Technology Center,
Building #4
New Orleans, Louisiana 70122

Administrator and Distributor
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Item 15. Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to the Registrant's Declaration of Trust, as amended. This includes indemnification against: (a) any liabilities or expenses incurred in connection with the defense or disposition of any action, suit or proceeding in which an Officer or Trustee may be or may have been involved; and (b) any liabilities and expenses incurred by an Officer or Trustee as a result of having provided personally identifiable information to a regulator or counterparty by or with whom the Registrant (or its series, as applicable) is regulated or engages in business to satisfy a legal or procedural requirement of such regulator or counterparty.

The Investment Advisory Contract, and Sub-advisory Agreement as applicable, (collectively, “Advisory Contracts”) between the Registrant and the investment adviser, and sub-adviser as applicable, (collectively, “Advisers”) of its series, provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Advisory Contracts on the part of the Advisers, Advisers shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

The Registrant’s distribution contract contains provisions limiting the liability, and providing for indemnification, of the Officers and Trustees under certain circumstances.

Registrant's Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees), Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust, as amended, or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No. IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust, as amended, or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 16. Exhibits

Exhibit Number	DESCRIPTION

(1)	Declaration of Trust
1.1	Conformed copy of the Certificate of Trust of the Registrant dated July 12, 2017, including Amendments dated August 15, 2018 and June 26, 2020 as filed via EDGAR in Post-Effective Amendment No. 33 on July 29, 2020 on Form N-1A (File Nos. 811-23259 and 333-218374)
1.2	Conformed copy of the Declaration of Trust of the Registrant dated July 12, 2017, including Amendment Nos. 1 through 9 as filed via EDGAR in Post-Effective Amendment No. 37 on December 23, 2020 on Form N-1A (file Nos 81-23259 and 333-218374)

(2)	By-Laws
Conformed copy of the By-Laws of the Registrant dated July 12, 2017 as filed via EDGAR in Post-Effective Amendment No. 33 on July 29, 2020 on Form N-1A (File Nos. 811-23259 and 333-218374)

(3)	Voting Trust Agreement
Not applicable

(4)	Agreement of Acquisition, Reorganization, Merger, Liquidation and any Amendments
Form of Agreements and Plans of Reorganization filed herein as Annex A to the Prospectus/Proxy Statement

(5)	Instruments Defining Rights of Security Holders
Federated Securities Corp. does not issue share certificates for this Registrant.

(6)	Investment Advisory Contracts
Federated MDTA, LLC
6.1	Conformed copy of the Investment Advisory Contract of the Registrant dated June 1, 2017, including Exhibits A and B, and Limited Power of Attorney dated June 1, 2017 as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259)
Federated Global Investment Management Corp.
6.2	Conformed copy of the Investment Advisory Contract of the Registrant dated September 1, 2018, including Exhibits A through H and Limited Power of Attorney dated September 1, 2018 as filed via EDGAR in Post-Effective Amendment No. 31 on June 1, 2020 on Form N-1A (File Nos. 333-218374 and 811-23259)
Federated Investment Management Company
6.3	Conformed copy of the Investment Advisory Contract of the Registrant dated December 1, 2018, including Exhibits A through E and Limited Power of Attorney dated December 1, 2018 as filed via EDGAR in Post-Effective Amendment No. 39 on January 20, 2021 on Form N-1A (File Nos 333-218374 and 811-23259
Sub-Advisory Agreement-Federated Global Investment Management Corp and Hermes Investment Management Limited
6.4	Conformed copy of the Sub-Advisory Agreement of the Registrant dated September 1, 2018, including Exhibits A through E and Limited Power of Attorney dated September 1, 2018 as filed via EDGAR in Post-Effective Amendment No. 31 on June 1, 2020 on Form N-1A (File Nos. 333-218374 and 811-23259).
Sub-Advisory Agreement-Federated Investment Management Company and Hermes Investment Management Limited
6.5	Conformed copy of the Sub-Advisory Agreement of the Registrant dated December 1, 2018, including Exhibits A through C and Limited Power of Attorney dated December 1, 2018 as filed via EDGAR in Post-Effective Amendment No. 31 on June 1, 2020 on Form N-1A (File Nos. 333-218374 and 811-23259).
Sub-Advisory Agreement-Federated Global Investment Management Corp and Polaris Capital Management, LLC
6.6	Conformed copy of the Sub-Advisory Agreement of the Registrant dated August 23, 2019, including Exhibit A and Limited Power of Attorney dated August 23, 2019 as filed via EDGAR in Post-Effective Amendment No. 31 on June 1, 2020 on Form N-1A (File Nos. 333-218374 and 811-23259).

(7)	Underwriting Contracts
7.1	Conformed copy of the Distributor’s Contract of the Registrant dated May 16, 2017, including Exhibits A through DDD as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259).
7.2	Conformed copy of the Distributor’s Contract for Class B Shares of the Registrant dated October 24, 1997, including Amendments dated October 1, 2003 and June 1, 2001 as filed via EDGAR in Post-Effective Amendment No. 35 on October 27, 2020 on Form N-1A (File Nos 333-218374 and 811-23259).

(8)	Bonus or Profit Sharing Contracts
Not applicable

(9)	Custodian Agreements
9.1	Conformed copy of the Amended and Restated Master Custodian Agreement dated June 7, 2005 by and between The Bank of New York Mellon and the Registrant, including Amendments 1 through 33, and Exhibits A and B revised December 1, 2020 as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259)
9.2	Conformed copy of Amended and Restated Master Custodian Agreement dated March 1, 2017 by and between State Street Bank and Trust Company and the Registrant, including Appendix A, revised as of March 1, 2021	+

(10)	Rule 12b-1 Plan
10.1	Form of the Distribution Plan between certain classes of the Registrant and Federated Securities Corp., dated May 16, 2017, including Exhibit A through Exhibit BB as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259)
10.2	Conformed copy of the Distribution Plan for Class B Shares of the Registrant dated October 24, 1997 as filed via EDGAR in Post-Effective Amendment No. 35 on October 27, 2020 on Form N-1A (File Nos 333-218374 and 811-23259)

(11)	Legal Opinion
	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued	+

(12)	Tax Opinion
	Form of Opinion regarding Tax Consequences of the Reorganization (Executed Opinion regarding Tax Consequences of the Reorganization to be filed by amendment)	+

(13)	Other Material Contracts

13.1	Services Agreement
13.1a	Conformed copy of the Services Agreement between Federated Advisory Services Company and Federated MDTA LLC dated July 31, 2006, including Schedule 1 (revised February 1, 2021) as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259)
13.b	Conformed copy of the Services Agreement between Federated Advisory Services Company and Federated Global Investment Management Corp. dated January 1, 2004, including Schedule 1 (revised December 1, 2020) as filed in via EDGAR Post-Effective Amendment No. 37 on December 23, 2020 on Form N-1A (File Nos. 333-218374 and 811-23259)
13.1c	Conformed copy of the Services Agreement between Federated Advisory Services Company and Federated Investment Management Company dated January 1, 2004, including Schedule 1 (revised December 1, 2020) as filed via EDGAR in Post-Effective Amendment No. 39 on January 20, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259
13.1d	Conformed copy of the Second Amended and Restated Services Agreement, amended and restated as of December 1, 2001, between Federated Shareholder Services Company and the Registrant, including Schedule 1 (revised March 1, 2021) as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259)
13.1e	Conformed copy of the Principal Shareholder Servicer’s Agreement for Class B Shares of the Registrant dated October 24, 1997 as filed via EDGAR in Post-Effective Amendment No. 35 on October 27, 2020 on Form N-1A (File Nos. 333-218374 and 811-23259)
13.1f	Conformed copy of the Shareholder Services Agreement for Class B Shares of the Registrant dated October 24, 1997. as filed via EDGAR in Post-Effective Amendment No. 37 on December 23, 2020 on Form N-1A (File Nos. 81-23259 and 333-218374)

13.2	Transfer Agency Agreement
	Conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company dated January 31, 2017, including Exhibit A (revised March 2, 2021) and Schedules	+

13.3	Administrative Services Agreement
Conformed copy of the Second Amended and Restated Agreement for Administrative Services between the Federated Funds and Federated Administrative Services dated September 1, 2017, including Exhibit A (revised March 1, 2021) and Exhibit B as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259)

13.4	Financial Administration and Accounting Agreement
13.4a	Conformed copy of the Financial Administration and Accounting Services Agreement between the Federated Funds and The Bank of New York Mellon dated March 1, 2011 as amended, including Schedule 1 (updated as of December 1, 2020) as filed via EDGAR in Post-Effective Amendment No. 41 on April 8, 2021 on Form N-1A (File Nos. 333-218374 and 811-23259)
13.4b	Conformed copy of the Financial Administration and Accounting Services Agreement between the Federated Funds and State Street Bank and Trust Company dated March 1, 2011, as amended, including Exhibit A (updated as of March 1, 2021)	+

(14)	Other Opinions
14.1	Conformed copy of Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm relating to relating to the Hancock Horizon Funds	+
14.2	Conformed copy of Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm relating to the Hancock Horizon Funds	+

(15)	Omitted Financial Statements
Not Applicable

(16)	Power of Attorney
16.1	Conformed copy of Unanimous Consent of Trustees	+
16.2	Conformed copy of Power of Attorney of the Registrant	+

(17)	Form of Ballot	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 11th day of June 2021.

FEDERATED HERMES ADVISER SERIES
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
As required by the Securities Act of 1933, this registration statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	June 11, 2021
J. Christopher Donahue*	President and Trustee (Principal Executive Officer)
John B. Fisher*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen E. Lally-Green*	Trustee
Thomas O’Neill*	Trustee
Madelyn A. Reilly*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney